UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number  811-10427
                                   ------------


                     AXP PARTNERS INTERNATIONAL SERIES, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


 50606 Ameriprise Financial Center, Minneapolis, Minnesota           55474
--------------------------------------------------------------------------------
         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------
Date of fiscal year end:     10/31
                         --------------

Date of reporting period:    10/31
                         --------------

ANNUAL REPORT

[RIVERSOURCE(SM) INVESTMENTS LOGO]


RIVERSOURCE(SM)
INTERNATIONAL AGGRESSIVE GROWTH FUND


ANNUAL REPORT FOR THE
PERIOD ENDED OCT. 31, 2005


> RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND (FORMERLY AXP(R) PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND) SEEKS TO PROVIDE SHAREHOLDERS WITH LONG-TERM CAPITAL GROWTH.

TABLE OF CONTENTS

Fund Snapshot                                                                  3
Performance Summary                                                            4
Questions & Answers with Portfolio Management                                  5
The Fund's Long-term Performance                                              10
Investments in Securities                                                     12
Financial Statements                                                          22
Notes to Financial Statements                                                 25
Report of Independent Registered Public Accounting Firm                       39
Federal Income Tax Information                                                40
Fund Expenses Example                                                         42
Board Members and Officers                                                    44
Approval of Investment Management Services Agreement                          47
Proxy Voting                                                                  51

[DALBAR RATED FOR COMMUNICATION 2005 LOGO]

American Express(R) Funds'* reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

* As of Oct. 1, 2005, the RiverSource brand replaced "American Express" as the name of the American Express Funds.

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2 -- RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2005 ANNUAL REPORT

FUND SNAPSHOT AT OCT. 31, 2005

PORTFOLIO MANAGERS

COLUMBIA WANGER ASSET MANAGEMENT, L.P.

PORTFOLIO MANAGERS           SINCE                  YEARS IN INDUSTRY
Zachary Egan, CFA            5/03                            6
Louis Mendes, CFA            5/03                           14

AMERICAN CENTURY GLOBAL INVESTMENT MANAGEMENT, INC.

PORTFOLIO MANAGERS           SINCE                  YEARS IN INDUSTRY
Michael Perelstein           10/04                          22
Keith Creveling, CFA          4/02                          11

FUND OBJECTIVE

The Fund seeks to provide shareholders with long-term capital growth.

Inception dates by class

A: 9/28/01 B: 9/28/01 C: 9/28/01 I: 3/4/04 Y: 9/28/01

Ticker symbols by class

A: AXGAX   B: APIBX   C: --       I: AIGGX  Y: --

Total net assets             $360.0 million

Number of holdings                      275

STYLE MATRIX

                         STYLE
            VALUE         BLEND       GROWTH
SIZE
LARGE        / /           / /          /X/
MEDIUM       / /           / /          /X/
SMALL        / /           / /          /X/

SHADING WITHIN THE STYLE MATRIX INDICATES AREAS IN WHICH THE FUND GENERALLY INVESTS.

TOP TEN HOLDINGS

PERCENTAGE OF PORTFOLIO ASSETS

Total (France)                                          1.6%
BP (United Kingdom)                                     1.5
GlaxoSmithKline (United Kingdom)                        1.5
Anglo Irish Bank (Ireland)                              1.3
iShares MSCI EAFE Index Fund (United States)            1.3
AstraZeneca (United Kingdom)                            1.0
Novartis (Switzerland)                                  0.9
BHP Billiton (Australia)                                0.8
Natl Bank of Greece (Greece)                            0.8
Yamada Denki (Japan)                                    0.8

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Investment products, including shares of mutual funds, involve investment risks including possible loss of principal and fluctuation in value.

International investing involves increased risk and volatility, not typically associated with domestic investing, due to changes in currency exchange rates, foreign government regulations, differences in auditing and accounting standards, potential political and economic instability, limited liquidity, and volatile prices. The risks of international investing are particularly significant in emerging markets.

Stocks of small- and mid-capitalization companies involve substantial risk. Historically, these stocks have experienced greater price volatility than stocks of larger companies, and they can be expected to do so in the future.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3 -- RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2005 ANNUAL REPORT

PERFORMANCE SUMMARY

[CHART]

                             PERFORMANCE COMPARISON
                        FOR THE YEAR ENDED OCT. 31, 2005

RiverSource International Aggressive Growth Fund Class A
(excluding sales charge)                                        +19.89%
Morgan Stanley Capital International
(MSCI) EAFE Growth Index (unmanaged)                            +18.03%
Lipper International Multi-Cap Growth Funds Index               +22.15%
Lipper International Funds Index                                +18.91%

         (see "The Fund's Long-term Performance" for Index descriptions)

THE PERFORMANCE INFORMATION SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF YOUR INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION SHOWN. YOU MAY OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END BY CALLING (800) 862-7919 OR VISITING www.riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

AVERAGE ANNUAL TOTAL RETURNS

                           CLASS A               CLASS B               CLASS C          CLASS I    CLASS Y
                          (9/28/01)             (9/28/01)             (9/28/01)        (3/4/04)   (9/28/01)
                                                        AFTER                 AFTER
(INCEPTION DATES)     NAV(1)     POP(2)     NAV(1)     CDSC(3)    NAV(1)     CDSC(4)    NAV(5)     NAV(6)
AT OCT. 31, 2005
1 year                +19.89%    +12.99%    +19.13%    +14.13%    +18.98%    +17.98%    +20.42%    +20.07%
3 years               +21.70%    +19.32%    +20.72%    +19.80%    +20.67%    +20.67%       N/A     +21.88%
Since inception       +12.16%    +10.55%    +11.32%    +10.97%    +11.28%    +11.28%    +14.66%    +12.35%

AT SEPT. 30, 2005
1 year                +27.71%    +20.38%    +26.57%    +21.57%    +26.57%    +25.57%    +28.20%    +27.87%
3 years               +23.95%    +21.54%    +23.04%    +22.15%    +23.04%    +23.04%       N/A     +24.22%
Since inception       +13.30%    +11.63%    +12.42%    +12.07%    +12.42%    +12.42%    +17.76%    +13.48%

(1)  EXCLUDING SALES CHARGE.
(2)  RETURNS AT PUBLIC OFFERING PRICE (POP) REFLECT A SALES CHARGE OF 5.75%.
(3)  RETURNS AT MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC). CDSC APPLIES AS
     FOLLOWS: FIRST YEAR 5%; SECOND AND THIRD YEAR 4%; FOURTH YEAR 3%; FIFTH YEAR 2%; SIXTH YEAR 1%; NO SALES CHARGE THEREAFTER.
(4)  1% CDSC APPLIES TO REDEMPTIONS MADE WITHIN THE FIRST YEAR OF PURCHASE.
(5) SALES CHARGE IS NOT APPLICABLE TO THESE SHARES. SHARES AVAILABLE TO ELIGIBLE INVESTORS ONLY, CURRENTLY LIMITED TO RIVERSOURCE PORTFOLIO BUILDER FUNDS, SIX AFFILIATED FUNDS-OF-FUNDS.
(6) SALES CHARGE IS NOT APPLICABLE TO THESE SHARES. SHARES AVAILABLE TO INSTITUTIONAL INVESTORS ONLY.

--------------------------------------------------------------------------------
4 -- RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2005 ANNUAL REPORT

QUESTIONS & ANSWERS
  WITH PORTFOLIO MANAGEMENT

[CHART]

COUNTRY COMPOSITION

PERCENTAGE OF PORTFOLIO ASSETS AT OCT. 31, 2005

United Kingdom                      16.9%
Japan                               16.1%
France                              12.4%
Switzerland                          7.2%
Germany                              6.4%
Netherlands                          5.4%
Ireland                              4.1%
Australia                            3.4%
Spain                                2.8%
Cash & Short-Term Securities         2.3%
Canada                               2.2%
Greece                               2.0%
Italy                                1.9%
Brazil                               1.5%
Taiwan                               1.4%
United States                        1.4%
Mexico                               1.2%
Norway                               1.1%
Hong Kong                            1.0%
Luxembourg                           1.0%
Sweden                               1.0%
Other*                               7.3%

* Includes Austria, Belgium, Chile, China, Czechoslovakia Federated Republic, Denmark, Finland, India, Indonesia, Netherlands Antilles, New Zealand, Russia, Singapore, South Africa, and South Korea.

PERFORMANCE SUMMARY

RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND ROSE 19.89% (CLASS A SHARES, EXCLUDING SALES CHARGE) FOR THE 12 MONTHS ENDED OCT. 31, 2005, OUTPERFORMING ITS BENCHMARK, THE MORGAN STANLEY CAPITAL INTERNATIONAL EAFE GROWTH INDEX (MSCI EAFE GROWTH INDEX), WHICH ADVANCED 18.03%. THE FUND UNDERPERFORMED ITS PEER GROUP, AS REPRESENTED BY THE LIPPER INTERNATIONAL MULTI-CAP GROWTH FUNDS INDEX, WHICH ROSE 22.15% FOR THE PERIOD. THE LIPPER INTERNATIONAL FUNDS INDEX GAINED 18.91% FOR THE FISCAL YEAR.

RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND IS MANAGED BY TWO INDEPENDENT MONEY MANAGEMENT FIRMS THAT EACH INVEST A PORTION OF FUND ASSETS IN GROWTH STOCKS OF INTERNATIONAL COMPANIES ACROSS ALL MARKET CAPITALIZATIONS. AS OF OCT. 31, 2005, AMERICAN CENTURY GLOBAL INVESTMENT MANAGEMENT, INC. (ACGIM) AND COLUMBIA WANGER ASSET MANAGEMENT, L.P. (COLUMBIA WANGER) MANAGED 56% AND 44% OF THE FUND'S ASSETS, RESPECTIVELY.

--------------------------------------------------------------------------------
5 -- RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2005 ANNUAL REPORT

QUESTIONS & ANSWERS

> DURING THE FISCAL YEAR, MANY OF THE WORLD'S EQUITY MARKETS - AND OUR PORTION OF THE FUND - DEMONSTRATED RESILIENCE IN THE FACE OF SURGING COMMODITY PRICES, ESPECIALLY OIL, A TERRORIST ATTACK IN LONDON, DESTRUCTIVE HURRICANES ALONG THE U.S. GULF COAST AND NUMEROUS INTEREST RATE INCREASES BY THE U.S. FEDERAL RESERVE BOARD.

     - ACGIM

Q: WHAT FACTORS AFFECTED PERFORMANCE THE MOST FOR YOUR PORTION OF THE FUND FOR THE 12-MONTH PERIOD ENDED OCT. 31, 2005?

     ACGIM: Our portion of the Fund produced strong returns, but underperformed the MSCI EAFE Growth Index for the annual period. During the fiscal year, many of the world's equity markets -- and our portion of the Fund -- demonstrated resilience in the face of surging commodity prices, especially oil, a terrorist attack in London, destructive hurricanes along the U.S. Gulf Coast and numerous interest rate increases by the U.S. Federal Reserve Board. Indeed, all 10 sectors in which our portion of the Fund was invested advanced.

     Our Fund holdings in the financial sector, the portfolio's heaviest weighting, contributed most to performance. Financials advanced primarily on the solid performance of commercial banks. Ireland's Anglo Irish Bank was among the greatest contributors to total return. The bank reported record growth in lending during the period, partly due to strong loan demand in Ireland.

     Our position in the telecommunications services sector produced the best performance vs. the MSCI EAFE Growth Index, primarily due to effective security selection in the wireless telecommunications services industry. Latin America's America Movil ADR Series L topped the list of contributors in the wireless industry and was also among the 10 securities contributing most to the portfolio's results relative to the MSCI EAFE Growth Index.

     Consumer discretionary sector holdings delivered the third largest contribution to our portion of the Fund's performance, due mostly to effective security selection among specialty retail companies. The portfolio's sizable position in electronics retailer Yamada Denki led the advance within this industry. This Japanese company benefited from strong sales of thin-panel televisions and was the best contributor to our portion of the Fund's returns.

--------------------------------------------------------------------------------
6 -- RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2005 ANNUAL REPORT

QUESTIONS & ANSWERS

> STOCK SELECTION AND A FOCUS ON SMALL-CAP INTERNATIONAL COMPANIES, WHICH OUTPERFORMED MOST OTHER GLOBAL EQUITY SECTORS, DROVE PERFORMANCE MOST DURING THE 12 MONTHS.

     - COLUMBIA WANGER

     The consumer discretionary sector also included the worst performer in our portion of the Fund -- namely, Next. One of the largest clothing retailers in the U.K., Next's share price declined partly because of a slump in consumer spending in the U.K.

     COLUMBIA WANGER: Our portion of the Fund outperformed the MSCI EAFE Growth Index for the annual period. Stock selection and a focus on small-cap international companies, which outperformed most other global equity sectors, drove performance most during the 12 months.

     Significant exposure to and stock selection in the energy sector benefited our portion of the Fund's performance most. Among our strongest performers were Tenaris ADR and Vallourec. These two seamless steel pipe manufacturers were and continue to be central to our strategy to capitalize on an expected rebound in oil field service and spending.

     Our portion of the Fund's holdings in the basic materials sector were also strong, with Caemi Mineracao e Metalurigica, a Brazilian iron-ore producer, and Sociedad Quimica y Minera de Chile ADR, a Chilean producer of specialty fertilizers, particular standouts.

     Lagging performance in our Asian holdings detracted most from our portion of the Fund's annual returns. Continued weakness in our Japanese holdings was mitigated to a degree by our modest position in this equity market. China, much heralded in the media for its economic growth, saw its equity market continue to deliver poor returns during the fiscal year. One of our Hong Kong-listed investments, Global Bio-Chem Technology Group, a refiner of corn-based commodities in China, declined significantly.

--------------------------------------------------------------------------------
7 -- RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2005 ANNUAL REPORT

QUESTIONS & ANSWERS

Q:   WHAT CHANGES DID YOU MAKE TO YOUR PORTION OF THE FUND?

     ACGIM: Our decision to include a security is based primarily on a company's fundamentals. We seek to invest in individual companies whose revenues and earnings are improving, and exposure to a sector, industry or country in our portion of the Fund is the result of this bottom-up process. During the period, our process led us to increase our position in the health care sector, specifically the U.K.'s GlaxoSmithKline and AstraZeneca. Both of these stocks were Top 10 holdings within our portfolio at the end of the fiscal year, and both contributed positively to performance.

     COLUMBIA WANGER: We added new positions in the basic materials sector during the annual period, as we continued to find what we believe to be compelling opportunities.

     Buoyant markets in 2004 led a number of private companies to go public early in 2005, and we selectively participated in several initial public offerings. These included LMA International, a maker of anesthesiology-related medical equipment, and Jupiter Telecommunications, the Japanese cable arm of media giant Liberty Media.

--------------------------------------------------------------------------------
8 -- RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2005 ANNUAL REPORT

QUESTIONS & ANSWERS

Q:   HOW DO YOU INTEND TO MANAGE YOUR PORTION OF THE FUND IN THE COMING MONTHS?

     ACGIM: Going forward, we intend to follow our disciplined process of identifying and owning companies that we believe demonstrate solid, sustainable growth, regardless of economic outlook or changes in market conditions.

     COLUMBIA WANGER: While our portion of the Fund's exposure to Japan declined during the annual period due to poor stock performance and comparative strength in other markets, the Japanese equity market remains an area of focus for us. We believe company fundamentals are generally improving in Japan and that valuations are reasonable. Thus, we intend to increase the Fund's allocation to Japan, provided, of course, that we can find new and compelling investment ideas.

--------------------------------------------------------------------------------
9 -- RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2005 ANNUAL REPORT

THE FUND'S LONG-TERM PERFORMANCE

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource International Aggressive Growth Fund Class A shares (from 10/1/01 to 10/31/05)* as compared to the performance of three widely cited performance indices, the Morgan Stanley Capital International (MSCI) EAFE Growth Index, the Lipper International Multi-Cap Growth Funds Index and the Lipper International Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

THE PERFORMANCE INFORMATION SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF YOUR INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION SHOWN. YOU MAY OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END BY CALLING (800) 862-7919 OR VISITING www.riversource.com/funds. ALSO SEE "PAST PERFORMANCE" IN THE FUND'S CURRENT PROSPECTUS.

* Fund data is from Sept. 28, 2001. MSCI EAFE Growth Index and Lipper peer group data is from Oct. 1, 2001.

DISTRIBUTION SUMMARY

THE TABLE BELOW DETAILS THE FUND'S INCOME AND CAPITAL GAIN DISTRIBUTIONS FOR THE FISCAL YEARS SHOWN. MORE INFORMATION ON THE OTHER CLASSES CAN BE FOUND IN THE FINANCIAL HIGHLIGHTS SECTION OF THIS REPORT'S NOTES TO FINANCIAL STATEMENTS.

                                              CLASS A
                        --------------------------------------------------
                                  SHORT-TERM       LONG-TERM
FISCAL YEAR ENDED       INCOME   CAPITAL GAIN    SCAPITAL GAINS     TOTAL
Oct. 31, 2005           $0.01        $--             $0.14          $0.15
Oct. 31, 2004              --         --                --             --
Oct. 31, 2003              --         --                --             --
Oct. 31, 2002              --         --                --             --
Oct. 31, 2001(1)           --         --                --             --

(1) For the period from Sept. 28, 2001 (when shares became publicly available) to Oct. 31, 2001.

--------------------------------------------------------------------------------
10 -- RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2005 ANNUAL REPORT

[CHART]

     VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE INTERNATIONAL
                             AGGRESSIVE GROWTH FUND

                                                            10/1/01    10/01      10/02     10/03      10/04      10/05
RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND CLASS A
(INCLUDES SALES CHARGE)                                     $ 9,425    $ 9,627    $8,362    $10,641    $12,573    $15,073
MSCI EAFE GROWTH INDEX(1)                                   $10,000    $10,398    $9,210    $11,218    $12,826    $15,138
LIPPER INTERNATIONAL MULTI-CAP GROWTH FUNDS INDEX(2)        $10,000    $10,428    $8,739    $11,116    $12,612    $15,405
LIPPER INTERNATIONAL FUNDS INDEX(3)                         $10,000    $10,271    $9,217    $11,664    $13,594    $16,164

COMPARATIVE RESULTS

RESULTS AT OCT. 31, 2005

                                                                                                      SINCE
                                                                            1 YEAR      3 YEARS    INCEPTION(4)
RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND (INCLUDES SALES CHARGE)
Class A  Cumulative value of $10,000                                       $11,299      $16,988      $15,073
         Average annual total return                                        +12.99%      +19.32%       10.55%

MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE GROWTH INDEX(1)
         Cumulative value of $10,000                                       $11,803      $16,439      $15,138
         Average annual total return                                        +18.03%      +18.02%      +10.69%

LIPPER INTERNATIONAL MULTI-CAP GROWTH FUNDS INDEX(2)
         Cumulative value of $10,000                                       $12,215      $17,628      $15,405
         Average annual total return                                        +22.15%       20.80%      +11.16%

LIPPER INTERNATIONAL FUNDS INDEX(3)
         Cumulative value of $10,000                                       $11,891      $17,536      $16,164
         Average annual total return                                        +18.91%      +20.59%      +12.48%

RESULTS FOR OTHER SHARE CLASSES CAN BE FOUND ON PAGE 4.

(1) THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE GROWTH INDEX, AN UNMANAGED INDEX, IS COMPILED FROM A COMPOSITE OF SECURITIES MARKETS IN EUROPE, AUSTRALIA AND THE FAR EAST. THE INDEX REPRESENTS THE GROWTH HALF OF THE MARKET CAPITALIZATIONS OF EACH COUNTRY INDEX, DETERMINED BY PRICE/BOOK VALUE, FROM THE STANDARD MSCI COUNTRY INDICES. THE INDEX COVERS THE FULL RANGE OF DEVELOPED, EMERGING AND MSCI ALL COUNTRY INDICES, INCLUDING FREE INDICES WHERE APPLICABLE. THE COUNTRY GROWTH INDICES ARE AGGREGATED INTO REGIONAL GROWTH INDICES TO CREATE THE COMPOSITE. THE INDEX REFLECTS REINVESTMENT OF ALL DISTRIBUTIONS AND CHANGES IN MARKET PRICES, BUT EXCLUDES BROKERAGE COMMISSIONS OR OTHER FEES.
(2) THE LIPPER INTERNATIONAL MULTI-CAP GROWTH FUNDS INDEX INCLUDES THE 10 LARGEST INTERNATIONAL MULTI-CAP GROWTH FUNDS TRACKED BY LIPPER INC. THE INDEX'S RETURNS INCLUDE NET REINVESTED DIVIDENDS. THE FUND'S PERFORMANCE IS CURRENTLY MEASURED AGAINST THIS INDEX FOR PURPOSES OF DETERMINING THE PERFORMANCE INCENTIVE ADJUSTMENT.
(3) THE LIPPER INTERNATIONAL FUNDS INDEX INCLUDES THE 30 LARGEST INTERNATIONAL FUNDS (GROWTH AND VALUE) TRACKED BY LIPPER INC. THE INDEX'S RETURNS INCLUDE NET REINVESTED DIVIDENDS.
(4) FUND DATA IS FROM SEPT. 28, 2001. MSCI EAFE GROWTH INDEX AND LIPPER PEER GROUP DATA IS FROM OCT. 1, 2001.

--------------------------------------------------------------------------------
11 -- RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2005 ANNUAL REPORT

INVESTMENTS IN SECURITIES

RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND

OCT. 31, 2005

(PERCENTAGES REPRESENT VALUE OF INVESTMENTS COMPARED TO NET ASSETS)

ISSUER                                                                SHARES             VALUE(a)
COMMON STOCKS (97.0%)(c)

AUSTRALIA (3.4%)
BEVERAGES (0.3%)
Lion Nathan                                                           200,000          $1,183,039
-------------------------------------------------------------------------------------------------

CAPITAL MARKETS (0.3%)
Perpetual Trustees Australia                                           20,000             940,657
-------------------------------------------------------------------------------------------------

COMMERCIAL BANKS (0.6%)
Natl Australia Bank                                                    83,360           2,061,940
-------------------------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.2%)
ABC Learning Centres                                                  150,000             732,401
-------------------------------------------------------------------------------------------------

DISTRIBUTORS (0.2%)
Pacific Brands                                                        310,600             636,204
-------------------------------------------------------------------------------------------------

METALS & Mining (0.9%)
BHP Billiton                                                          197,181           3,058,190
Jubilee Mines                                                         125,000             607,932
                                                                                   --------------
Total                                                                                   3,666,122
-------------------------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (0.5%)
Billabong Intl                                                        190,000           1,844,628
-------------------------------------------------------------------------------------------------

TRANSPORTATION INFRASTRUCTURE (0.4%)
Macquarie Infrastructure Group                                        510,580           1,313,626
-------------------------------------------------------------------------------------------------

AUSTRIA (0.8%)
BUILDING PRODUCTS (0.2%)
Wienerberger                                                           20,000             773,219
-------------------------------------------------------------------------------------------------

COMMERCIAL BANKS (0.6%)
Erste Bank der Oesterreichischen
Sparkassen                                                             40,998           2,132,942
-------------------------------------------------------------------------------------------------

BELGIUM (0.9%)
COMMERCIAL BANKS (0.7%)
KBC Group                                                              29,580           2,410,788
-------------------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.2%)
Omega Pharma                                                           14,000             723,115
-------------------------------------------------------------------------------------------------

BRAZIL (1.2%)
CONSTRUCTION & ENGINEERING (0.1%)
Obrascon Huarte Lain Brasil                                            34,100(b)       $  318,012
-------------------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (0.1%)
Diagnosticos da America                                                21,500(b)          348,499
-------------------------------------------------------------------------------------------------

INSURANCE (0.2%)
Porto Seguro                                                           70,000             696,332
-------------------------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.2%)
Suzano Bahia Sul
  Papel e Celulose                                                    110,000             635,048
-------------------------------------------------------------------------------------------------

PERSONAL PRODUCTS (0.4%)
Natura Cosmeticos                                                      40,000           1,583,089
-------------------------------------------------------------------------------------------------

ROAD & RAIL (0.2%)
America Latina Logistica Unit                                          20,000             772,626
-------------------------------------------------------------------------------------------------

CANADA (2.2%)
ENERGY EQUIPMENT & SERVICES (0.3%)
ShawCor Cl A                                                           84,000           1,020,660
-------------------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (0.2%)
Shoppers Drug Mart                                                     20,088             668,296
-------------------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (--%)
Four Seasons Hotels                                                     2,000             107,260
-------------------------------------------------------------------------------------------------

MEDIA (0.4%)
Alliance Atlantis
  Communications Cl B                                                     300(b)            7,494
Thomson                                                                46,380           1,574,799
                                                                                   --------------
Total                                                                                   1,582,293
-------------------------------------------------------------------------------------------------

METALS & MINING (0.8%)
Falconbridge                                                           25,000             701,524
Ivanhoe Mines                                                          60,000(b)          450,127
Kinross Gold                                                           75,000(b)          521,380
Major Drilling Group Intl                                              37,000(b)          522,574
Northern Orion Resources                                              145,000(b)          360,965
                                                                                   --------------
Total                                                                                   2,556,571
-------------------------------------------------------------------------------------------------

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12 -- RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2005 ANNUAL REPORT

ISSUER                                                              SHARES               VALUE(a)
COMMON STOCKS (CONTINUED)

CANADA (CONT.)
OIL & GAS (0.4%)
Talisman Energy                                                        35,000          $1,550,254
-------------------------------------------------------------------------------------------------

ROAD & RAIL (0.1%)
Canadian Pacific Railway                                               11,960             491,666
-------------------------------------------------------------------------------------------------

CHILE (0.6%)
CHEMICALS (0.3%)
Sociedad Quimica y Minera
  de Chile ADR                                                         10,000           1,170,300
-------------------------------------------------------------------------------------------------

COMMERCIAL BANKS (0.2%)
CorpBanca ADR                                                          20,000             552,200
-------------------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (0.1%)
Logitech Intl                                                          10,000(b)          379,080
-------------------------------------------------------------------------------------------------

CHINA (0.4%)
COMMERCIAL BANKS (0.3%)
China Construction
  Bank Cl H                                                         3,705,685(b)        1,123,384
-------------------------------------------------------------------------------------------------

TRANSPORTATION INFRASTRUCTURE (0.1%)
Hainan Meilan Intl Airport Cl H                                       573,000             275,990
-------------------------------------------------------------------------------------------------

CZECHOSLOVAKIA FEDERATED REPUBLIC (0.5%)
COMMERCIAL BANKS
Komercni Banka                                                         12,100           1,703,796
-------------------------------------------------------------------------------------------------

DENMARK (0.5%)
CHEMICALS (0.2%)
Novozymes Cl B                                                         12,000             627,537
-------------------------------------------------------------------------------------------------

PHARMACEUTICALS (0.3%)
Novo Nordisk Cl B                                                      19,870           1,020,008
-------------------------------------------------------------------------------------------------

FINLAND (0.5%)
COMMUNICATIONS EQUIPMENT (0.1%)
Nokia                                                                  21,840             365,949
-------------------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.2%)
Jaakko Poyry Group                                                     26,000             887,703
-------------------------------------------------------------------------------------------------

REAL ESTATE (0.2%)
Sponda                                                                 63,000             607,769
-------------------------------------------------------------------------------------------------

FRANCE (12.4%)
AIR FREIGHT & LOGISTICS (0.1%)
Groupe Norbert Dentressangle                                           10,000          $  522,471
-------------------------------------------------------------------------------------------------

BEVERAGES (0.3%)
Pernod-Ricard                                                           5,790           1,012,905
-------------------------------------------------------------------------------------------------

COMMERCIAL BANKS (0.8%)
Societe Generale                                                       25,323           2,892,267
-------------------------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.2%)
Bacou-Dalloz                                                            9,000             809,504
-------------------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.6%)
VINCI                                                                  27,204           2,127,035
-------------------------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (1.0%)
Ciments Francais                                                        7,500             848,982
Imerys                                                                 30,000           2,075,283
Lafarge                                                                11,950             981,173
                                                                                   --------------
Total                                                                                   3,905,438
-------------------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.6%)
France Telecom                                                         80,960           2,104,729
-------------------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.6%)
Carbone Lorraine                                                       15,000             589,621
Schneider Electric                                                     18,510           1,521,127
                                                                                   --------------
Total                                                                                   2,110,748
-------------------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.8%)
Essilor Intl                                                           33,800           2,783,043
-------------------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (0.8%)
Accor                                                                  38,720           1,934,022
Pierre & Vacances                                                      12,000             920,233
                                                                                   --------------
Total                                                                                   2,854,255
-------------------------------------------------------------------------------------------------

INSURANCE (1.0%)
APRIL Group                                                            30,000           1,056,729
AXA                                                                    83,621           2,422,057
                                                                                   --------------
Total                                                                                   3,478,786
-------------------------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (0.4%)
Iliad                                                                  27,900           1,488,717
-------------------------------------------------------------------------------------------------

MACHINERY (0.6%)
Vallourec                                                               4,500           2,023,027
-------------------------------------------------------------------------------------------------

MEDIA (0.8%)
M6-Metropole Television                                                29,000             739,171
Vivendi Universal                                                      63,010           1,983,241
                                                                                   --------------
Total                                                                                   2,722,412
-------------------------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13 -- RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2005 ANNUAL REPORT

ISSUER                                                              SHARES               VALUE(a)
COMMON STOCKS (CONTINUED)

FRANCE (CONT.)
MULTI-UTILITIES & UNREGULATED POWER (0.4%)
Veolia Environnement                                                   30,870          $1,284,627
-------------------------------------------------------------------------------------------------

MULTILINE RETAIL (0.5%)
PPR                                                                    17,920           1,883,371
-------------------------------------------------------------------------------------------------

OFFICE ELECTRONICS (0.8%)
Neopost                                                                30,000           2,894,205
-------------------------------------------------------------------------------------------------

OIL & GAS (1.5%)
Total                                                                  22,870           5,755,253
-------------------------------------------------------------------------------------------------

PHARMACEUTICALS (0.6%)
Sanofi-Aventis                                                         26,070           2,088,572
-------------------------------------------------------------------------------------------------

GERMANY (5.9%)
AUTO COMPONENTS (0.6%)
Continental                                                            28,280           2,161,395
-------------------------------------------------------------------------------------------------

CAPITAL MARKETS (0.1%)
Deutsche Beteiligungs                                                  15,000             238,182
-------------------------------------------------------------------------------------------------

CHEMICALS (0.5%)
BASF                                                                   27,060           1,947,855
-------------------------------------------------------------------------------------------------

COMMERCIAL BANKS (0.4%)
DEPFA Bank                                                             83,000           1,294,598
-------------------------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.3%)
GFK                                                                    28,100             931,115
-------------------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (0.4%)
Wincor Nixdorf                                                         18,000           1,577,729
-------------------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.3%)
Bilfinger Berger                                                       28,500           1,230,850
-------------------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (0.5%)
Deutsche Boerse                                                        12,000           1,129,181
Grenkeleasing                                                          14,300             745,465
                                                                                   --------------
Total                                                                                   1,874,646
-------------------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.1%)
Deutsche Telekom                                                       21,930             387,821
-------------------------------------------------------------------------------------------------

ELECTRIC UTILITIES (0.4%)
E.ON                                                                   16,820           1,524,062
-------------------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (0.2%)
Metro                                                                  14,120             639,190
-------------------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (1.3%)
Fresenius Medical Care                                                 21,356          $1,928,125
Rhon-Klinikum                                                          79,600           2,880,159
                                                                                   --------------
Total                                                                                   4,808,284
-------------------------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.2%)
Takkt                                                                  58,000             627,872
-------------------------------------------------------------------------------------------------

MACHINERY (0.2%)
Vossloh                                                                12,000             588,175
-------------------------------------------------------------------------------------------------

MEDIA (0.2%)
CTS Eventim                                                            29,600(b)          805,229
-------------------------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (0.2%)
Adidas-Salomon                                                          4,070             682,896
-------------------------------------------------------------------------------------------------

GREECE (2.0%)
COMMERCIAL BANKS (0.8%)
Natl Bank of Greece                                                    75,820           2,958,460
-------------------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.5%)
Hellenic Telecommunications
  Organization                                                         90,130(b)        1,860,018
-------------------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (0.7%)
Intralot-Integrated Lottery
  Systems & Services                                                   56,000             835,994
OPAP                                                                   59,130           1,711,563
                                                                                   --------------
Total                                                                                   2,547,557
-------------------------------------------------------------------------------------------------

HONG KONG (1.0%)
DISTRIBUTORS (0.1%)
Linmark Group                                                       1,250,000             380,948
-------------------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (0.4%)
Hong Kong Exchanges and
  Clearing                                                            350,000           1,173,641
-------------------------------------------------------------------------------------------------

FOOD PRODUCTS (0.2%)
Global Bio-Chem Technology
  Group                                                             2,000,000             796,798
-------------------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.3%)
Ngai Lik Industrial Holding                                           231,000              25,722
Techtronic Inds                                                       400,000             984,540
                                                                                   --------------
Total                                                                                   1,010,262
-------------------------------------------------------------------------------------------------

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14 -- RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2005 ANNUAL REPORT

ISSUER                                                              SHARES               VALUE(a)
COMMON STOCKS (CONTINUED)

HONG KONG (CONT.)
LEISURE EQUIPMENT & PRODUCTS (--%)
Lerado Group Holding                                                1,748,000          $  112,747
-------------------------------------------------------------------------------------------------

INDIA (0.6%)
IT SERVICES (0.1%)
Tata Consultancy Services                                              16,250             505,979
-------------------------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (0.5%)
Housing Development Finance                                            85,000           1,831,840
-------------------------------------------------------------------------------------------------

INDONESIA (0.4%)
GAS UTILITIES
Perusahaan Gas Negara                                               2,700,000           1,444,612
-------------------------------------------------------------------------------------------------

IRELAND (4.1%)
AIRLINES (0.6%)
Ryanair Holdings ADR                                                   40,350(b)        2,000,150
-------------------------------------------------------------------------------------------------

COMMERCIAL BANKS (1.8%)
Anglo Irish Bank                                                      343,390           4,683,921
Bank of Ireland                                                       114,810           1,751,832
                                                                                   --------------
Total                                                                                   6,435,753
-------------------------------------------------------------------------------------------------

FOOD PRODUCTS (0.7%)
IAWS Group                                                            115,000           1,586,051
Kerry Group Cl A                                                       50,000           1,045,467
                                                                                   --------------
Total                                                                                   2,631,518
-------------------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (0.4%)
United Drug                                                           405,000           1,578,185
-------------------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (0.2%)
Paddy Power                                                            35,000             591,863
-------------------------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (0.4%)
Grafton Group Unit                                                    160,000(b)        1,571,945
-------------------------------------------------------------------------------------------------

ITALY (1.9%)
AUTOMOBILES (--%)
Ducati Motor Holding                                                  121,899(b)          148,171
-------------------------------------------------------------------------------------------------

BEVERAGES (0.2%)
Davide Campari-Milano                                                 130,000             882,053
-------------------------------------------------------------------------------------------------

COMMERCIAL BANKS (0.7%)
Banco Popolare di Verona
  e Novara                                                            113,010           2,085,872
-------------------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (0.3%)
Saipem                                                                 75,150          $1,075,522
-------------------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.2%)
Amplifon                                                               11,300             738,501
-------------------------------------------------------------------------------------------------

OIL & GAS (0.5%)
Eni                                                                    67,590           1,809,192
-------------------------------------------------------------------------------------------------

JAPAN (16.0%)
AUTOMOBILES (0.6%)
Honda Motor                                                            38,500           2,141,373
-------------------------------------------------------------------------------------------------

BEVERAGES (0.3%)
ITO EN                                                                 23,500           1,130,746
-------------------------------------------------------------------------------------------------

BUILDING PRODUCTS (0.5%)
Daikin Inds                                                            66,500           1,735,176
-------------------------------------------------------------------------------------------------

CHEMICALS (1.0%)
Shin-Etsu Chemical                                                     40,800           1,956,298
Toray Inds                                                            278,000           1,542,593
                                                                                   --------------
Total                                                                                   3,498,891
-------------------------------------------------------------------------------------------------

COMMERCIAL BANKS (1.8%)
Bank of Fukuoka                                                        96,000             746,102
Bank of Yokohama                                                      239,000           1,946,099
Chiba Bank                                                             91,000             810,086
Hiroshima Bank                                                        139,800             911,317
Mitsubishi UFJ Financial Group                                            160           2,011,124
                                                                                   --------------
Total                                                                                   6,424,728
-------------------------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (1.0%)
Meitec                                                                 29,000             937,305
Park24                                                                 60,000           1,417,281
SATO                                                                   47,000           1,085,826
                                                                                   --------------
Total                                                                                   3,440,412
-------------------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (0.2%)
TOSHIBA                                                               175,000             812,439
-------------------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.6%)
Taisei                                                                519,000           2,304,832
-------------------------------------------------------------------------------------------------

CONSUMER FINANCE (1.1%)
ORIX                                                                   12,300           2,306,545
Takefuji                                                               24,920           1,744,174
                                                                                   --------------
Total                                                                                   4,050,719
-------------------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.4%)
Ushio                                                                  82,000           1,528,096
-------------------------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
15 -- RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2005 ANNUAL REPORT

ISSUER                                                                SHARES             VALUE(a)
COMMON STOCKS (CONTINUED)

JAPAN (CONT.)
ELECTRONIC EQUIPMENT & INSTRUMENTS (1.4%)
Hoya                                                                   29,804          $1,043,957
Keyence                                                                 4,200             966,510
Murata Mfg                                                             40,400           2,025,955
Omron                                                                   8,600             202,926
TOYO                                                                   56,600             700,516
                                                                                   --------------
Total                                                                                   4,939,864
-------------------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (0.2%)
Ain Pharmaciez                                                         29,000             606,729
-------------------------------------------------------------------------------------------------

GAS UTILITIES (0.5%)
Osaka Gas                                                             525,000           1,919,760
-------------------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.3%)
Hogy Medical                                                           21,700           1,184,774
-------------------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (0.1%)
NAGAILEBEN                                                              8,300             206,432
-------------------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (--%)
Kappa Create                                                            7,350(f)          136,213
-------------------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (1.1%)
Daito Trust Construction                                               28,900           1,432,085
Matsushita Electric Industrial                                        144,000           2,639,093
                                                                                   --------------
Total                                                                                   4,071,178
-------------------------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (0.3%)
Fuji Photo Film                                                        12,100             385,044
Shimano                                                                29,000             718,021
                                                                                   --------------
Total                                                                                   1,103,065
-------------------------------------------------------------------------------------------------

MACHINERY (0.4%)
Komatsu                                                                75,000             999,438
NGK INSULATORS                                                         25,000             298,342
                                                                                   --------------
Total                                                                                   1,297,780
-------------------------------------------------------------------------------------------------

MARINE (--%)
Yusen Air & Sea Service                                                 3,600             137,304
-------------------------------------------------------------------------------------------------

MEDIA (0.4%)
Jupiter Telecommunications                                              1,800(b)        1,451,418
-------------------------------------------------------------------------------------------------

PHARMACEUTICALS (1.0%)
Astellas Pharma                                                        58,200           2,079,052
Eisai                                                                  42,400           1,660,661
                                                                                   --------------
Total                                                                                   3,739,713
-------------------------------------------------------------------------------------------------

ROAD & RAIL (0.8%)
East Japan Railway                                                        400          $2,376,792
KINTETSU WORLD EXPRESS                                                 20,600             443,498
Nippon Express                                                         38,000             208,197
                                                                                   --------------
Total                                                                                   3,028,487
-------------------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.3%)
Advantest                                                              12,700             921,126
-------------------------------------------------------------------------------------------------

SPECIALTY RETAIL (1.1%)
Fast Retailing                                                         12,000             842,150
USS                                                                     5,600             383,468
Yamada Denki                                                           32,900           2,906,204
                                                                                   --------------
Total                                                                                   4,131,822
-------------------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.6%)
KDDI                                                                      350           2,005,989
-------------------------------------------------------------------------------------------------

LUXEMBOURG (1.0%)
Energy Equipment & Services (0.4%)
Tenaris ADR                                                            13,000           1,428,050
-------------------------------------------------------------------------------------------------

MEDIA (0.6%)
SES GLOBAL                                                            130,000           2,055,843
-------------------------------------------------------------------------------------------------

MEXICO (1.2%)
CONSTRUCTION MATERIALS (0.1%)
CEMEX ADR                                                               9,940             517,576
-------------------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.3%)
Consorcio ARA                                                         160,000             590,790
Urbi Desarrollos Urbanos                                              100,000(b)          639,985
                                                                                   --------------
Total                                                                                   1,230,775
-------------------------------------------------------------------------------------------------

TRANSPORTATION INFRASTRUCTURE (0.3%)
Grupo Aeroportuario
  del Sureste ADR                                                      30,000             975,000
-------------------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.5%)
America Movil ADR Series L                                             56,561           1,484,726
-------------------------------------------------------------------------------------------------

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
16 -- RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2005 ANNUAL REPORT

ISSUER                                                              SHARES               VALUE(a)
COMMON STOCKS (CONTINUED)

NETHERLANDS (5.4%)
COMMERCIAL SERVICES & SUPPLIES (0.4%)
USG People                                                             44,000          $1,419,485
-------------------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.2%)
Imtech                                                                 20,000             647,050
-------------------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (0.4%)
ING Groep                                                              47,438           1,368,153
-------------------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (0.5%)
Fugro                                                                  81,396           2,199,359
-------------------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (0.4%)
Sligro Food Group                                                      32,625           1,282,374
-------------------------------------------------------------------------------------------------

FOOD PRODUCTS (0.4%)
Royal Numico                                                           46,420(b)        1,880,078
-------------------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (0.4%)
OPG Groep                                                              20,900           1,459,625
-------------------------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (0.5%)
Aalberts Inds                                                          34,210           1,664,071
-------------------------------------------------------------------------------------------------

INSURANCE (0.5%)
Aegon                                                                 122,090           1,841,144
-------------------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.5%)
ASML Holding                                                           97,110(b)        1,644,373
-------------------------------------------------------------------------------------------------

SOFTWARE (0.3%)
Unit 4 Agresso                                                         63,000(b)        1,008,197
-------------------------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (0.5%)
Ten Cate                                                               15,857           1,668,260
-------------------------------------------------------------------------------------------------

TRANSPORTATION INFRASTRUCTURE (0.4%)
Smit Intl                                                              22,400           1,342,208
-------------------------------------------------------------------------------------------------

NETHERLANDS ANTILLES (0.2%)
HEALTH CARE EQUIPMENT & SUPPLIES
LMA Intl                                                            1,316,000(b)          639,645
-------------------------------------------------------------------------------------------------

NEW ZEALAND (0.2%)
HOTELS, RESTAURANTS & LEISURE
Sky City Entertainment Group                                          230,000             731,520
-------------------------------------------------------------------------------------------------

NORWAY (1.1%)
COMMERCIAL BANKS (0.2%)
DNB NOR                                                                69,180          $  706,884
-------------------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.7%)
Telenor                                                               240,650           2,346,289
-------------------------------------------------------------------------------------------------

FOOD PRODUCTS (0.1%)
Orkla                                                                  14,000             490,942
-------------------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.1%)
Ekornes                                                                27,800             504,746
-------------------------------------------------------------------------------------------------

RUSSIA (0.5%)
IT SERVICES (0.3%)
RBC Information Systems ADR                                            48,250(b)        1,047,990
-------------------------------------------------------------------------------------------------

METALS & MINING (0.2%)
Mechel ADR                                                             21,000             615,090
-------------------------------------------------------------------------------------------------

SINGAPORE (0.3%)
ROAD & RAIL
ComfortDelGro                                                       1,100,000             963,465
-------------------------------------------------------------------------------------------------

SOUTH AFRICA (0.3%)
SPECIALTY RETAIL
Edgars Consolidated Stores                                            250,000           1,110,573
-------------------------------------------------------------------------------------------------

SOUTH KOREA (0.8%)
AUTO COMPONENTS (0.3%)
Hyundai Mobis                                                          15,000           1,200,084
-------------------------------------------------------------------------------------------------

INSURANCE (0.2%)
Samsung Fire & Marine
  Insurance                                                             5,800             554,624
-------------------------------------------------------------------------------------------------

MACHINERY (--%)
S&T                                                                     4,010              78,975
-------------------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.3%)
Samsung Electronics                                                     1,730             924,196
-------------------------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
17 -- RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2005 ANNUAL REPORT

ISSUER                                                              SHARES               VALUE(a)
COMMON STOCKS (CONTINUED)

SPAIN (2.8%)
COMMERCIAL BANKS (0.7%)
Banco Popular Espanol                                                 175,270          $2,128,278
Bankinter                                                               7,000             401,699
                                                                                   --------------
Total                                                                                   2,529,977
-------------------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.7%)
Abengoa                                                                59,600             977,255
Grupo Ferrovial                                                        26,431           1,952,747
                                                                                   --------------
Total                                                                                   2,930,002
-------------------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.5%)
Telefonica                                                            104,664           1,670,613
-------------------------------------------------------------------------------------------------

ELECTRIC UTILITIES (0.3%)
Red Electrica de Espana                                                36,000             960,396
-------------------------------------------------------------------------------------------------

SPECIALTY RETAIL (0.3%)
Inditex                                                                30,750             910,403
-------------------------------------------------------------------------------------------------

TRANSPORTATION INFRASTRUCTURE (0.3%)
Cintra Concesiones de
  Infraestructuras de Transporte                                       91,794           1,088,683
-------------------------------------------------------------------------------------------------

SWEDEN (1.1%)
CONSTRUCTION & ENGINEERING (0.1%)
Sweco Cl B                                                             14,500(b)          336,851
-------------------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (0.2%)
Gambro Cl A                                                            47,700             674,284
-------------------------------------------------------------------------------------------------

MACHINERY (0.6%)
Hexagon Cl B                                                           80,700           1,899,666
-------------------------------------------------------------------------------------------------

SPECIALTY RETAIL (0.2%)
Nobia                                                                  54,000             878,006
-------------------------------------------------------------------------------------------------

SWITZERLAND (7.2%)
BUILDING PRODUCTS (0.4%)
Geberit                                                                 1,825           1,264,679
-------------------------------------------------------------------------------------------------

CAPITAL MARKETS (0.8%)
Credit Suisse Group                                                    27,930(b)        1,235,527
UBS                                                                    20,261           1,727,544
                                                                                   --------------
Total                                                                                   2,963,071
-------------------------------------------------------------------------------------------------

CHEMICALS (0.9%)
Givaudan                                                                1,050             676,732
Lonza Group                                                            22,020           1,269,214
Sika                                                                    1,650(b)        1,174,721
                                                                                   --------------
Total                                                                                   3,120,667
-------------------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (0.2%)
Pargesa Holding Cl B                                                    9,700          $  748,742
-------------------------------------------------------------------------------------------------

ELECTRIC UTILITIES (0.1%)
BKW FMB Energie                                                         7,300             491,001
-------------------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.1%)
ABB                                                                    53,810(b)          411,547
-------------------------------------------------------------------------------------------------

FOOD PRODUCTS (0.8%)
Nestle                                                                  9,660           2,876,671
-------------------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.2%)
Synthes                                                                 6,950             736,035
-------------------------------------------------------------------------------------------------

INSURANCE (0.6%)
Swiss Life Holding                                                     13,520(b)        2,091,660
-------------------------------------------------------------------------------------------------

MACHINERY (0.2%)
Schindler Holding                                                       2,050             781,612
-------------------------------------------------------------------------------------------------

MARINE (0.4%)
Kuehne & Nagel Intl                                                     6,300           1,475,343
-------------------------------------------------------------------------------------------------

METALS & MINING (0.3%)
Xstrata                                                                49,000           1,122,545
-------------------------------------------------------------------------------------------------

PHARMACEUTICALS (1.8%)
Novartis                                                               62,600           3,367,276
Roche Holding                                                          18,668           2,789,396
                                                                                   --------------
Total                                                                                   6,156,672
-------------------------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (0.4%)
Compagnie Financiere
  Richemont Cl A Unit                                                  40,090           1,525,313
-------------------------------------------------------------------------------------------------

TAIWAN (1.4%)
BUILDING PRODUCTS (0.1%)
Taiwan Fu Hsing Industrial                                            176,750             190,863
-------------------------------------------------------------------------------------------------

CO-MMERCIAL BANKS (0.1%)
Bank of Kaohsiung                                                     809,000             435,577
-------------------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (0.3%)
Advantech                                                             472,310           1,041,959
-------------------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.3%)
Phoenixtec Power                                                    1,100,000             983,532
-------------------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.2%)
Wah Lee Industrial                                                    333,263             569,102
-------------------------------------------------------------------------------------------------

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
18 -- RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2005 ANNUAL REPORT

ISSUER                                                              SHARES               VALUE(a)
COMMON STOCKS (CONTINUED)

TAIWAN (CONT.)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.2%)
ASE Test                                                               59,100(b)       $  326,232
Novatek Microelectronics                                              187,548             823,497
                                                                                   --------------
Total                                                                                   1,149,729
-------------------------------------------------------------------------------------------------

SOFTWARE (0.2%)
Springsoft                                                            490,716             724,985
-------------------------------------------------------------------------------------------------

UNITED KINGDOM (16.8%)
AEROSPACE & DEFENSE (0.2%)
Cobham                                                                240,000             654,413
-------------------------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (0.7%)
Business Post Group                                                    75,000             467,371
Exel                                                                  100,000           2,135,858
                                                                                   --------------
Total                                                                                   2,603,229
-------------------------------------------------------------------------------------------------

BEVERAGES (0.7%)
Diageo                                                                163,790           2,419,179
-------------------------------------------------------------------------------------------------

BIOTECHNOLOGY (0.1%)
Cambridge Antibody
  Technology Group                                                     40,000(b)          474,667
-------------------------------------------------------------------------------------------------

CAPITAL MARKETS (0.8%)
Intermediate Capital Group                                             60,000           1,317,328
Man Group                                                              61,920           1,688,708
                                                                                   --------------
Total                                                                                   3,006,036
-------------------------------------------------------------------------------------------------

COMMERCIAL BANKS (0.8%)
Royal Bank of Scotland Group                                           98,309           2,722,223
-------------------------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.2%)
RPS Group                                                             210,000             550,185
-------------------------------------------------------------------------------------------------

ELECTRIC UTILITIES (0.1%)
Viridian Group                                                         36,000             496,517
-------------------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.2%)
Spectris                                                               80,000             778,966
-------------------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (0.5%)
Expro Intl Group                                                      194,000           1,673,882
-------------------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (0.6%)
Tesco                                                                 377,430           2,009,673
-------------------------------------------------------------------------------------------------

FOOD PRODUCTS (0.7%)
Unilever                                                              258,060           2,610,737
-------------------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.4%)
Smith & Nephew                                                        151,418           1,280,814
-------------------------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (0.5%)
Reckitt Benckiser                                                      65,161          $1,968,821
-------------------------------------------------------------------------------------------------

INSURANCE (0.2%)
Legal & General Group                                                 315,700             599,603
-------------------------------------------------------------------------------------------------

MEDIA (1.5%)
Bloomsbury Publishing                                                 120,000             711,765
Reed Elsevier                                                         173,960           1,588,965
Taylor Nelson Sofres                                                  250,000             920,421
Ulster Television                                                     120,000             894,511
WPP Group                                                             131,260           1,289,359
                                                                                   --------------
Total                                                                                   5,405,021
-------------------------------------------------------------------------------------------------

MULTI-UTILITIES & UNREGULATED POWER (0.3%)
Natl Grid                                                             117,670           1,076,227
-------------------------------------------------------------------------------------------------

MULTILINE RETAIL (0.3%)
Next                                                                   40,950             967,037
-------------------------------------------------------------------------------------------------

OIL & GAS (2.3%)
BG Group                                                              171,230           1,506,307
BP                                                                    485,885           5,382,259
Tullow Oil                                                            400,000           1,718,651
                                                                                   --------------
Total                                                                                   8,607,217
-------------------------------------------------------------------------------------------------

PHARMACEUTICALS (2.4%)
AstraZeneca                                                            80,830           3,615,753
GlaxoSmithKline                                                       201,450           5,239,353
                                                                                   --------------
Total                                                                                   8,855,106
-------------------------------------------------------------------------------------------------

REAL ESTATE (0.2%)
Workspace Group                                                       190,000             894,444
-------------------------------------------------------------------------------------------------

ROAD & RAIL (0.3%)
Northgate                                                              64,500           1,141,881
-------------------------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (0.7%)
Kensington Group                                                      100,000           1,146,496
Paragon Group of Companies                                            160,000           1,443,001
                                                                                   --------------
Total                                                                                   2,589,497
-------------------------------------------------------------------------------------------------

TOBACCO (0.6%)
British American Tobacco                                               97,860           2,153,354
-------------------------------------------------------------------------------------------------

TRANSPORTATION INFRASTRUCTURE (0.7%)
BAA                                                                   159,060           1,728,005
BBA Group                                                             145,000             747,305
                                                                                   --------------
Total                                                                                   2,475,310
-------------------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.8%)
Vodafone Group                                                      1,075,570           2,823,767
-------------------------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
19 -- RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2005 ANNUAL REPORT

ISSUER                                                                 SHARES            VALUE(a)
COMMON STOCKS (CONTINUED)

UNITED STATES (1.4%)
DIVERSIFIED FINANCIAL SERVICES (1.3%)
iShares MSCI EAFE Index Fund                                           81,000        $  4,560,300
-------------------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (0.1%)
Central European Distribution                                           9,000(b)          358,290
-------------------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $290,012,461)                                                                 $349,172,872
-------------------------------------------------------------------------------------------------

PREFERRED STOCKS & OTHER (0.7%)(c)

ISSUER                                                                SHARES             VALUE(a)
BRAZIL (0.3%)
Caemi Mineracao e
  Metalurgica                                                         585,000          $  930,056
-------------------------------------------------------------------------------------------------

GERMANY (0.4%)
Porsche                                                                 1,000             720,838
Hugo Boss                                                              27,000             894,665
                                                                                   --------------
Total                                                                                   1,615,503
-------------------------------------------------------------------------------------------------

HONG KONG
Global Bio-Chem Technology Group
  Warrants                                                            121,000(b),(d)          780
-------------------------------------------------------------------------------------------------

TOTAL PREFERRED STOCKS & OTHER
(Cost: $1,768,736)                                                                     $2,546,339
-------------------------------------------------------------------------------------------------

SHORT-TERM SECURITIES (2.3%)

                                                                   AMOUNT
                                                   EFFECTIVE     PAYABLE AT
ISSUER                                               YIELD        MATURITY               VALUE(a)
COMMERCIAL PAPER
Charta LLC
   11-01-05                                          4.05%         $4,800,000        $  4,799,460
Park Granada LLC
   11-01-05                                          4.05           3,500,000(e)        3,499,606
-------------------------------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(Cost: $8,300,000)                                                                   $  8,299,066
-------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $300,081,197)(g)                                                              $360,018,277
=================================================================================================

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
20 -- RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2005 ANNUAL REPORT

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)    Non-income producing.

(c)    Foreign security values are stated in U.S. dollars.

(d) Identifies issues considered to be illiquid as to their marketability (see Note 1 to the financial statements). These securities are valued at fair value according to methods selected in good faith by the Fund's Board of Directors. Information concerning such security holdings at Oct. 31, 2005, is as follows:

                                                   ACQUISITION
       SECURITY                                       DATE                               COST
       --------------------------------------------------------------------------------------------
       Global Bio-Chem Technology Group
         Warrants                                     04-29-04                              $--

(e) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Oct. 31, 2005, the value of these securities amounted to $3,499,606 or 1.0% of net assets.

(f) At Oct. 31, 2005, security was partially or fully on loan. See Note 6 to the financial statements.

(g) At Oct. 31, 2005, the cost of securities for federal income tax purposes was $304,834,045 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

       Unrealized appreciation                                                      $60,684,587
       Unrealized depreciation                                                       (5,500,355)
       ----------------------------------------------------------------------------------------
       Net unrealized appreciation                                                  $55,184,232
       ----------------------------------------------------------------------------------------

THE GLOBAL INDUSTRY CLASSIFICATION STANDARD (GICS) WAS DEVELOPED BY AND IS THE EXCLUSIVE PROPERTY OF MORGAN STANLEY CAPITAL INTERNATIONAL INC. AND STANDARD & POOR'S, A DIVISION OF THE MCGRAW-HILL COMPANIES, INC.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/funds.

--------------------------------------------------------------------------------
21 --  RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2005 ANNUAL REPORT

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND

OCT. 31, 2005

ASSETS
Investments in securities, at value (Note 1)*
   (identified cost $300,081,197)                                                                   $360,018,277
Foreign currency holdings (identified cost $1,461,252) (Note 1)                                        1,458,259
Capital shares receivable                                                                                175,456
Dividends and accrued interest receivable                                                                361,219
Receivable for investment securities sold                                                              2,445,629
Unrealized appreciation on foreign currency contracts held, at value (Note 5)                              6,951
U.S. government securities held as collateral (Note 6)                                                   270,514
----------------------------------------------------------------------------------------------------------------
Total assets                                                                                         364,736,305
----------------------------------------------------------------------------------------------------------------

LIABILITIES
Disbursements in excess of cash on demand deposit                                                         72,606
Capital shares payable                                                                                    26,362
Payable for investment securities purchased                                                            4,147,854
Unrealized depreciation on foreign currency contracts held, at value (Note 5)                             19,178
Payable upon return of securities loaned (Note 6)                                                        270,514
Accrued investment management services fee                                                                29,054
Accrued distribution fee                                                                                   9,359
Accrued service fee                                                                                            4
Accrued transfer agency fee                                                                                5,389
Accrued administrative services fee                                                                        2,342
Other accrued expenses                                                                                   135,569
----------------------------------------------------------------------------------------------------------------
Total liabilities                                                                                      4,718,231
----------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                                  $360,018,074
================================================================================================================

REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                                                            $    448,545
Additional paid-in capital                                                                           272,497,034
Undistributed net investment income                                                                    1,077,458
Accumulated net realized gain (loss)                                                                  26,073,790
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies (Note 5)                        59,921,247
----------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock                            $360,018,074
================================================================================================================

Net assets applicable to outstanding shares:    Class A                                             $215,872,577
                                                Class B                                             $ 57,819,694
                                                Class C                                             $  3,261,563
                                                Class I                                             $ 82,548,346
                                                Class Y                                             $    515,894
Net asset value per share of outstanding
   capital stock:                               Class A shares                     26,820,498       $       8.05
                                                Class B shares                      7,397,837       $       7.82
                                                Class C shares                        417,375       $       7.81
                                                Class I shares                     10,155,034       $       8.13
                                                Class Y shares                         63,737       $       8.09
----------------------------------------------------------------------------------------------------------------
*Including securities on loan, at value (Note 6)                                                    $    138,990
----------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
22 -- RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2005 ANNUAL REPORT

STATEMENT OF OPERATIONS

RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND

YEAR ENDED OCT. 31, 2005

INVESTMENT INCOME
Income:
Dividends                                                                                            $ 6,850,751
Interest                                                                                                 285,326
Fee income from securities lending (Note 6)                                                               12,532
   Less foreign taxes withheld                                                                          (734,319)
----------------------------------------------------------------------------------------------------------------
Total income                                                                                           6,414,290
----------------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                                                     3,119,859
Distribution fee
   Class A                                                                                               473,135
   Class B                                                                                               538,762
   Class C                                                                                                31,073
Transfer agency fee                                                                                      560,889
Incremental transfer agency fee
   Class A                                                                                                45,195
   Class B                                                                                                24,835
   Class C                                                                                                 1,355
Service fee -- Class Y                                                                                       321
Administrative services fees and expenses                                                                240,889
Compensation of board members                                                                             11,818
Custodian fees                                                                                           248,808
Printing and postage                                                                                     123,709
Registration fees                                                                                         81,095
Audit fees                                                                                                22,000
Other                                                                                                     15,886
----------------------------------------------------------------------------------------------------------------
Total expenses                                                                                         5,539,629
   Expenses waived/reimbursed by the Investment Manager and its affiliates (Note 2)                     (114,164)
----------------------------------------------------------------------------------------------------------------
                                                                                                       5,425,465
   Earnings credits on cash balances (Note 2)                                                             (4,156)
----------------------------------------------------------------------------------------------------------------
Total net expenses                                                                                     5,421,309
----------------------------------------------------------------------------------------------------------------
Investment income (loss)-- net                                                                           992,981
----------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                     26,879,438
   Foreign currency transactions                                                                        (101,033)
----------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                                               26,778,405
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                 21,638,580
----------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                                                 48,416,985
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                                      $49,409,966
================================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
23 -- RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2005 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND

YEAR ENDED OCT. 31,                                                                 2005           2004
OPERATIONS AND DISTRIBUTIONS

Investment income (loss) -- net                                                $    992,981    $    (14,807)
Net realized gain (loss) on investments                                          26,778,405      15,833,336
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies            21,638,580      13,161,417
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                  49,409,966      28,979,946
-----------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
      Class A                                                                      (231,176)        (41,859)
      Class I                                                                       (91,817)             --
      Class Y                                                                          (498)            (49)
   Net realized gain
      Class A                                                                    (3,059,531)             --
      Class B                                                                      (910,373)             --
      Class C                                                                       (55,085)             --
      Class I                                                                      (511,221)             --
      Class Y                                                                        (3,753)             --
-----------------------------------------------------------------------------------------------------------
Total distributions                                                              (4,863,454)        (41,908)
-----------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
      Class A shares (Note 2)                                                    70,760,178      47,172,297
      Class B shares                                                             18,857,566      11,074,280
      Class C shares                                                                804,929         686,635
      Class I shares                                                             58,977,112      21,363,174
      Class Y shares                                                                293,093         111,793
Reinvestment of distributions at net asset value
      Class A shares                                                              3,224,329          40,949
      Class B shares                                                                897,535              --
      Class C shares                                                                 54,174              --
      Class I shares                                                                602,799              --
      Class Y shares                                                                  3,942              40
Payments for redemptions
      Class A shares                                                            (38,010,772)    (26,785,184)
      Class B shares (Note 2)                                                   (13,707,069)     (9,876,270)
      Class C shares (Note 2)                                                      (796,488)       (500,854)
      Class I shares                                                             (5,338,245)     (1,199,872)
      Class Y shares                                                                (18,603)         (4,907)
-----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions                96,604,480      42,082,081
-----------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                         141,150,992      71,020,119
Net assets at beginning of year                                                 218,867,082     147,846,963
-----------------------------------------------------------------------------------------------------------
Net assets at end of year                                                      $360,018,074    $218,867,082
===========================================================================================================
Undistributed (excess of distributions over) net investment income             $  1,077,458    $    (84,069)
-----------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
24 -- RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2005 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND

(FORMERLY AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Partners International Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Partners International Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in equity securities of foreign issuers that offer strong growth potential.

The Fund offers Class A, Class B, Class C and Class Y shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class Y shares have no sales charge and are offered only to qualifying institutional investors.

Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At Oct. 31, 2005, Ameriprise Financial, Inc. (Ameriprise Financial) (formerly American Express Financial Corporation) and the RiverSource Portfolio Builder Funds owned 100% of Class I shares, which represents 22.93% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. Pursuant to procedures adopted by the Board of Directors of the funds, Ameriprise Financial utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of

--------------------------------------------------------------------------------
25 -- RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2005 ANNUAL REPORT the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

ILLIQUID SECURITIES

At Oct. 31, 2005, investments in securities included issues that are illiquid which the Fund currently limits to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities at Oct. 31, 2005 was $780. These securities are valued at fair value according to methods selected in good faith by the board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

--------------------------------------------------------------------------------
26 -- RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2005 ANNUAL REPORT

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Oct. 31, 2005, foreign currency holdings consisted of multiple denominations, primarily Taiwan dollars.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

--------------------------------------------------------------------------------
27 -- RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2005 ANNUAL REPORT

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $492,037 and accumulated net realized gain has been decreased by $492,037.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED OCT. 31,                                              2005             2004
-------------------------------------------------------------------------------------------
CLASS A
Distributions paid from:
      Ordinary income                                        $  231,176         $41,859
      Long-term capital gain                                  3,059,531              --

CLASS B
Distributions paid from:
      Ordinary income                                                --              --
      Long-term capital gain                                    910,373              --

CLASS C
Distributions paid from:
      Ordinary income                                                --              --
      Long-term capital gain                                     55,085              --

CLASS I*
Distributions paid from:
      Ordinary income                                            91,817              --
      Long-term capital gain                                    511,221              --

CLASS Y
Distributions paid from:
      Ordinary income                                               498              49
      Long-term capital gain                                      3,753              --


*Inception date is March 4, 2004.

At Oct. 31, 2005, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                               $ 7,555,411
Accumulated long-term gain (loss)                                           $24,348,685
Unrealized appreciation (depreciation)                                      $55,168,399

DIVIDENDS TO SHAREHOLDERS

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------
28 -- RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2005 ANNUAL REPORT

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investment, LLC (the Investment Manager) determines which securities will be purchased, held or sold. Prior to Oct. 1, 2005, investment management services were provided by Ameriprise Financial. The management fee is a percentage of the Fund's average daily net assets that declines from 1.00% to 0.875% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper International Multi-Cap Growth Funds Index. Prior to Jan. 1, 2005, the performance incentive adjustment was based on a comparison of the performance of Class A shares of the Fund to the Lipper International Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $122,027 for the year ended Oct. 31, 2005.

Under the current Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% annually as the Fund's assets increase. Prior to Oct. 1, 2005, the fee percentage of the Fund's average daily net assets declined from 0.08% to 0.055% annually as the Fund's assets increased. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the Board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

The Investment Manager has Subadvisory Agreements with American Century Global Investment Management, Inc. and Columbia Wanger Asset Management, L.P. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager's determination of the allocation that is in the best interests of the Fund's shareholders. Each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations.

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (formerly American Express Client Service Corporation) (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

-  Class A $19.50
-  Class B $20.50
-  Class C $20.00
-  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

--------------------------------------------------------------------------------
29 -- RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2005 ANNUAL REPORT

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

Beginning May 20, 2005, the Transfer Agent implemented an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. (formerly American Express Financial Advisors Inc.) (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $768,446 for Class A, $47,543 for Class B and $356 for Class C for the year ended Oct. 31, 2005.

For Nov. 1, 2004 to Sept. 30, 2005, the Investment Manager and its affiliates agreed to waive certain fees and expenses to 1.75% for Class A, 2.52% for Class B, 2.52% for Class C, 1.36% for Class I and 1.58% for Class Y of the Fund's average daily net assets. Beginning Oct. 1, 2005, a new agreement to waive certain fees and expenses was effective until Oct. 31, 2005, such that net expenses, before giving effect to any performance incentive adjustment, would not exceed 1.75% for Class A, 2.52% for Class B, 2.52% for Class C, 1.36% for Class I and 1.58% for Class Y of the Fund's average daily net assets. For the year ended Oct. 31, 2005, the Investment Manager and its affiliates waived certain fees and expenses to 1.74% for Class A, 2.51% for Class B, 2.51% for Class C and 1.57% for Class Y. Of these waived fees and expenses, the transfer agency fees waived for Class A, Class B, Class C and Class Y were $86,839, $25,755, $1,454 and $116, respectively.

During the year ended Oct. 31, 2005, the Fund's custodian and transfer agency fees were reduced by $4,156 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company (formerly American Express Trust Company), an affiliate of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $285,303,891 and $190,659,222, respectively, for the year ended Oct. 31, 2005. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with the subadvisers were $9,426 for the year ended Oct. 31, 2005.

--------------------------------------------------------------------------------
30 -- RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2005 ANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                                        YEAR ENDED OCT. 31, 2005
                                                  CLASS A        CLASS B        CLASS C        CLASS I        CLASS Y
------------------------------------------------------------------------------------------------------------------------
Sold                                               9,296,137      2,544,007        108,973      7,713,932         37,367
Issued for reinvested distributions                  443,511        126,235          7,620         82,350            540
Redeemed                                          (4,981,355)    (1,823,857)      (107,794)      (695,565)        (2,507)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                            4,758,293        846,385          8,799      7,100,717         35,400
------------------------------------------------------------------------------------------------------------------------

                                                                        YEAR ENDED OCT. 31, 2004
                                                  CLASS A        CLASS B        CLASS C        CLASS I*       CLASS Y
------------------------------------------------------------------------------------------------------------------------
Sold                                               7,385,438      1,772,807        109,345      3,242,684         17,264
Issued for reinvested distributions                    6,757             --             --             --              7
Redeemed                                          (4,179,377)    (1,570,763)       (79,034)      (188,367)          (761)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                            3,212,818        202,044         30,311      3,054,317         16,510
------------------------------------------------------------------------------------------------------------------------

* Inception date is March 4, 2004.

5. FORWARD FOREIGN CURRENCY CONTRACTS

At Oct. 31, 2005, the Fund has forward foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

                           CURRENCY TO             CURRENCY TO      UNREALIZED     UNREALIZED
EXCHANGE DATE             BE DELIVERED             BE RECEIVED     APPRECIATION   DEPRECIATION
----------------------------------------------------------------------------------------------
Nov. 1, 2005                    45,973                  81,978           $  610         $   --
                         British Pound             U.S. Dollar
Nov. 1, 2005                    99,676                 177,720            1,304             --
                         British Pound             U.S. Dollar
Nov. 1, 2005                   104,381                 186,184            1,441             --
                         British Pound             U.S. Dollar
Nov. 1, 2005                    23,400                  29,803               --            283
                           U.S. Dollar             Swiss Franc
Nov. 1, 2005                    59,880                  72,704              943             --
                European Monetary Unit             U.S. Dollar
Nov. 1, 2005                     4,873                   5,914               75             --
                European Monetary Unit             U.S. Dollar
Nov. 1, 2005                    40,560                  33,397               --            538
                           U.S. Dollar  European Monetary Unit
Nov. 1, 2005                   223,321              25,759,375               --          2,020
                           U.S. Dollar            Japanese Yen
Nov. 1, 2005                   223,168              25,759,377               --          1,867
                           U.S. Dollar            Japanese Yen
Nov. 1, 2005                   424,491              48,904,332               --          4,351
                           U.S. Dollar            Japanese Yen
Nov. 1, 2005                   149,330              17,208,756               --          1,488
                           U.S. Dollar            Japanese Yen

--------------------------------------------------------------------------------
31 -- RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2005 ANNUAL REPORT

                           CURRENCY TO             CURRENCY TO      UNREALIZED     UNREALIZED
EXCHANGE DATE             BE DELIVERED             BE RECEIVED     APPRECIATION   DEPRECIATION
----------------------------------------------------------------------------------------------
Nov. 1, 2005                   121,760              14,031,602            $  --         $1,213
                           U.S. Dollar            Japanese Yen
Nov. 1, 2005                    18,487               2,130,438               --            184
                           U.S. Dollar            Japanese Yen
Nov. 1, 2005                    96,530              11,124,111               --            962
                           U.S. Dollar            Japanese Yen
Nov. 2, 2005                   199,375                 254,614               --          1,878
                           U.S. Dollar             Swiss Franc
Nov. 2, 2005                    70,055                  84,714              761             --
                European Monetary Unit             U.S. Dollar
Nov. 2, 2005                    12,671                  10,509               --             77
                           U.S. Dollar  European Monetary Unit
Nov. 2, 2005                    88,552              10,226,041               --            700
                           U.S. Dollar            Japanese Yen
Nov. 2, 2005                    26,324               3,039,839               --            208
                           U.S. Dollar            Japanese Yen
Nov. 2, 2005                     2,065                 238,476               --             16
                           U.S. Dollar            Japanese Yen
Nov. 2, 2005                    50,229               5,805,764               --            351
                           U.S. Dollar            Japanese Yen
Nov. 2, 2005                   111,122              12,839,755               --            815
                           U.S. Dollar            Japanese Yen
Nov. 2, 2005                    67,052               7,737,606               --            578
                           U.S. Dollar            Japanese Yen
Nov. 2, 2005                   195,139                 147,707            1,801             --
                     Australian Dollar             U.S. Dollar
Nov. 2, 2005                    31,997                  42,229               --            422
                           U.S. Dollar       Australian Dollar
Nov. 2, 2005                    53,099                  70,080               --            701
                           U.S. Dollar       Australian Dollar
Nov. 3, 2005                    75,698                 100,757               --            367
                           U.S. Dollar       Australian Dollar
Nov. 3, 2005                   201,173                 259,326               --             20
                           U.S. Dollar             Swiss Franc
Nov. 3, 2005                     1,943                   1,619               --              2
                           U.S. Dollar  European Monetary Unit
Nov. 3, 2005                   218,555                 182,317               --             66
                           U.S. Dollar  European Monetary Unit
Nov. 4, 2005                   647,131                   5,567                7             --
                          Japanese Yen             U.S. Dollar
Nov. 4, 2005                    30,545               3,550,801               --             39
                           U.S. Dollar            Japanese Yen
Nov. 4, 2005                    13,668               1,588,916               --             18
                           U.S. Dollar            Japanese Yen

--------------------------------------------------------------------------------
32 -- RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2005 ANNUAL REPORT

                           CURRENCY TO             CURRENCY TO      UNREALIZED     UNREALIZED
EXCHANGE DATE             BE DELIVERED             BE RECEIVED     APPRECIATION   DEPRECIATION
---------------------------------------------------------------------------------------------
Nov. 4, 2005                    10,674               1,240,846           $   --       $    14
                           U.S. Dollar            Japanese Yen
Nov. 4, 2005                    76,434               8,898,016                9            --
                           U.S. Dollar            Japanese Yen
---------------------------------------------------------------------------------------------
Total                                                                    $6,951       $19,178
---------------------------------------------------------------------------------------------

6. LENDING OF PORTFOLIO SECURITIES

At Oct. 31, 2005, securities valued at $138,990 were on loan to brokers. For collateral, the Fund received U.S. government securities valued at $270,514. Income from securities lending amounted to $12,532 for the year ended Oct. 31, 2005. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

7. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 20, 2005. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with The Bank of New York. The Fund had no borrowings outstanding during the year ended Oct. 31, 2005.

--------------------------------------------------------------------------------
33 -- RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2005 ANNUAL REPORT

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

FISCAL PERIOD ENDED OCT. 31,                                         2005     2004     2003      2002     2001(b)
PER SHARE INCOME AND CAPITAL CHANGES(a)

Net asset value, beginning of period                               $ 6.85   $ 5.80   $ 4.56   $  5.25   $ 5.14
-------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                          .02       --      .01       .01       --
Net gains (losses) (both realized and unrealized)                    1.33     1.05     1.23      (.70)     .11
-------------------------------------------------------------------------------------------------------------------
Total from investment operations                                     1.35     1.05     1.24      (.69)     .11
-------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                 (.01)      --       --        --       --
Distributions from realized gains                                    (.14)      --       --        --       --
-------------------------------------------------------------------------------------------------------------------
Total distributions                                                  (.15)      --       --        --       --
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 8.05   $ 6.85   $ 5.80   $  4.56   $ 5.25
-------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                            $  216   $  151   $  109   $    72   $   15
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                 1.74%    1.75%    1.75%     1.72%    1.75%(e)
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets     .37%     .17%     .23%      .29%   (1.12%)(e)
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)              67%      87%     116%      141%       8%
-------------------------------------------------------------------------------------------------------------------
Total return(f)                                                     19.89%   18.15%   27.26%   (13.14%)   2.14%(g)
-------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Sept. 28, 2001 (when shares became publicly available) to Oct. 31, 2001.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class A would have been 1.79%, 1.85%, 2.05%, 2.35% and 9.34% for the periods ended Oct. 31, 2005, 2004, 2003, 2002 and 2001, respectively.
(e)  Adjusted to an annual basis.
(f)  Total return does not reflect payment of a sales charge.
(g)  Not annualized.

--------------------------------------------------------------------------------
34 -- RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2005 ANNUAL REPORT

CLASS B

FISCAL PERIOD ENDED OCT. 31,                                         2005     2004     2003      2002     2001(b)
PER SHARE INCOME AND CAPITAL CHANGES(a)

Net asset value, beginning of period                               $ 6.69   $ 5.71   $ 4.53   $  5.25   $ 5.14
-------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                         (.02)    (.02)    (.02)     (.01)      --
Net gains (losses) (both realized and unrealized)                    1.29     1.00     1.20      (.71)     .11
-------------------------------------------------------------------------------------------------------------------
Total from investment operations                                     1.27      .98     1.18      (.72)     .11
-------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                                    (.14)      --       --        --       --
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 7.82   $ 6.69   $ 5.71   $  4.53   $ 5.25
-------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                            $   58   $   44   $   36   $    24   $    1
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                 2.51%    2.51%    2.52%     2.52%    2.52%(e)
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets    (.39%)   (.59%)   (.52%)    (.46%)  (1.80%)(e)
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)              67%      87%     116%      141%       8%
-------------------------------------------------------------------------------------------------------------------
Total return(f)                                                     19.13%   17.16%   26.05%   (13.71%)   2.14%(g)
-------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Sept. 28, 2001 (when shares became publicly available) to Oct. 31, 2001.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 2.56%, 2.62%, 2.82%, 3.12% and 10.11% for the periods ended Oct. 31, 2005, 2004, 2003, 2002 and 2001, respectively.
(e)  Adjusted to an annual basis.
(f)  Total return does not reflect payment of a sales charge.
(g)  Not annualized.

--------------------------------------------------------------------------------
35 -- RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2005 ANNUAL REPORT

CLASS C

FISCAL PERIOD ENDED OCT. 31,                                         2005     2004     2003      2002     2001(b)
PER SHARE INCOME AND CAPITAL CHANGES(a)

Net asset value, beginning of period                               $ 6.69   $ 5.71   $ 4.52   $  5.25   $ 5.14
-------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                         (.02)    (.02)    (.02)     (.01)      --
Net gains (losses) (both realized and unrealized)                    1.28     1.00     1.21      (.72)     .11
-------------------------------------------------------------------------------------------------------------------
Total from investment operations                                     1.26      .98     1.19      (.73)     .11
-------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                                    (.14)      --       --        --       --
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 7.81   $ 6.69   $ 5.71   $  4.52   $ 5.25
-------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                            $    3   $    3   $    2   $     1   $   --
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                 2.51%    2.51%    2.52%     2.52%    2.52%(e)
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets    (.41%)   (.60%)   (.52%)    (.41%)  (1.92%)(e)
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)              67%      87%     116%      141%       8%
-------------------------------------------------------------------------------------------------------------------
Total return(f)                                                     18.98%   17.16%   26.27%   (13.90%)   2.14%(g)
-------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Sept. 28, 2001 (when shares became publicly available) to Oct. 31, 2001.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class C would have been 2.55%, 2.61%, 2.82%, 3.12% and 10.11% for the periods ended Oct. 31, 2005, 2004, 2003, 2002 and 2001, respectively.
(e)  Adjusted to an annual basis.
(f)  Total return does not reflect payment of a sales charge.
(g)  Not annualized.

--------------------------------------------------------------------------------
36 -- RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2005 ANNUAL REPORT

CLASS I

FISCAL PERIOD ENDED OCT. 31,                                         2005     2004(b)
------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)

Net asset value, beginning of period                               $ 6.90   $ 6.62
------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                          .03      .02
Net gains (losses) (both realized and unrealized)                    1.36      .26
------------------------------------------------------------------------------------------
Total from investment operations                                     1.39      .28
------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                 (.02)      --
Distributions from realized gains                                    (.14)      --
------------------------------------------------------------------------------------------
Total distributions                                                  (.16)      --
------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 8.13   $ 6.90
------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                            $   83   $   21
------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                     1.28%    1.35%(d),(e)
------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets     .95%     .55%(d)
------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)              67%      87%
------------------------------------------------------------------------------------------
Total return(f)                                                     20.42%    4.23%(g)
------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  Inception date is March 4, 2004.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d)  Adjusted to an annual basis.
(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class I would have been 1.36% for the period ended Oct. 31, 2004.
(f)  Total return does not reflect payment of a sales charge.
(g)  Not annualized.

--------------------------------------------------------------------------------
37 -- RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2005 ANNUAL REPORT

CLASS Y

FISCAL PERIOD ENDED OCT. 31,                                         2005     2004     2003      2002     2001(b)
PER SHARE INCOME AND CAPITAL CHANGES(a)

Net asset value, beginning of period                               $ 6.88   $ 5.82   $ 4.57   $  5.25   $ 5.14
-------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                          .02      .01      .02       .01       --
Net gains (losses) (both realized and unrealized)                    1.34     1.05     1.23      (.69)     .11
-------------------------------------------------------------------------------------------------------------------
Total from investment operations                                     1.36     1.06     1.25      (.68)     .11
-------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                 (.01)      --       --        --       --
Distributions from realized gains                                    (.14)      --       --        --       --
-------------------------------------------------------------------------------------------------------------------
Total distributions                                                  (.15)      --       --        --       --
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 8.09   $ 6.88   $ 5.82   $  4.57   $ 5.25
-------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                            $    1   $   --   $   --   $    --   $   --
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                 1.57%    1.58%    1.56%     1.52%    1.58%(e)
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets     .58%     .40%     .28%      .41%    (.99%)(e)
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)              67%      87%     116%      141%       8%
-------------------------------------------------------------------------------------------------------------------
Total return(f)                                                     20.07%   18.29%   27.47%   (12.94%)   2.14%(g)
-------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Sept. 28, 2001 (when shares became publicly available) to Oct. 31, 2001.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class Y would have been 1.61%, 1.69%, 1.88%, 2.18% and 9.17% for the periods ended Oct. 31, 2005, 2004, 2003, 2002 and 2001, respectively.
(e)  Adjusted to an annual basis.
(f)  Total return does not reflect payment of a sales charge.
(g)  Not annualized.

--------------------------------------------------------------------------------
38 -- RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2005 ANNUAL REPORT

REPORT OF INDEPENDENT
                        REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD AND SHAREHOLDERS
AXP PARTNERS INTERNATIONAL SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of RiverSource International Aggressive Growth Fund (a series of AXP Partners International Series, Inc.) as of October 31, 2005, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended October 31, 2005, and the financial highlights for each of the years in the four-year period ended October 31, 2005 and for the period from September 28, 2001 (when shares became publicly available) to October 31, 2001. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource International Aggressive Growth Fund as of October 31, 2005, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Minneapolis, Minnesota
December 20, 2005

--------------------------------------------------------------------------------
39 -- RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2005 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND

FISCAL YEAR ENDED OCT. 31, 2005

CLASS A

INCOME DISTRIBUTIONS -- TAXABLE AS DIVIDEND INCOME:

      Qualified Dividend Income for individuals                       99.98%
      Dividends Received Deduction for corporations                    1.48%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2004                                                       $0.01029

CAPITAL GAIN DISTRIBUTION -- TAXABLE AS LONG-TERM CAPITAL GAIN.

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2004                                                       $0.13630
TOTAL DISTRIBUTIONS                                                 $0.14659

CLASS B

CAPITAL GAIN DISTRIBUTION -- TAXABLE AS LONG-TERM CAPITAL GAIN.

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2004                                                       $0.13630

CLASS C

CAPITAL GAIN DISTRIBUTION -- TAXABLE AS LONG-TERM CAPITAL GAIN.

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2004                                                       $0.13630

--------------------------------------------------------------------------------
40 -- RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2005 ANNUAL REPORT

CLASS I

INCOME DISTRIBUTIONS -- TAXABLE AS DIVIDEND INCOME:

      Qualified Dividend Income for individuals                       99.98%
      Dividends Received Deduction for corporations                    1.48%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2004                                                       $0.02448

CAPITAL GAIN DISTRIBUTION -- TAXABLE AS LONG-TERM CAPITAL GAIN.

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2004                                                       $0.13630
TOTAL DISTRIBUTIONS                                                 $0.16078

CLASS Y

INCOME DISTRIBUTIONS -- TAXABLE AS DIVIDEND INCOME:

      Qualified Dividend Income for individuals                       99.98%
      Dividends Received Deduction for corporations                    1.48%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2004                                                       $0.01807

CAPITAL GAIN DISTRIBUTION -- TAXABLE AS LONG-TERM CAPITAL GAIN.

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2004                                                       $0.13630
TOTAL DISTRIBUTIONS                                                 $0.15437

--------------------------------------------------------------------------------
41 -- RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2005 ANNUAL REPORT

FUND EXPENSE EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Oct. 31, 2005.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
42 -- RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2005 ANNUAL REPORT

                                                         BEGINNING         ENDING         EXPENSES      ANNUALIZED
                                                       ACCOUNT VALUE   ACCOUNT VALUE     PAID DURING     EXPENSE
                                                        MAY 1, 2005    OCT. 31, 2005     THE PERIOD(a)     RATIO
Class A
  Actual(b)                                               $1,000         $1,095.20         $ 9.19(c)      1.73%
  Hypothetical (5% return before expenses)                $1,000         $1,016.57         $ 8.84(c)      1.73%

Class B
  Actual(b)                                               $1,000         $1,090.70         $13.25(c)      2.50%
  Hypothetical (5% return before expenses)                $1,000         $1,012.67         $12.76(c)      2.50%

Class C
  Actual(b)                                               $1,000         $1,090.80         $13.25(c)      2.50%
  Hypothetical (5% return before expenses)                $1,000         $1,012.67         $12.75(c)      2.50%

Class I
  Actual(b)                                               $1,000         $1,098.60         $ 6.59(c)      1.24%
  Hypothetical (5% return before expenses)                $1,000         $1,019.06         $ 6.34(c)      1.24%

Class Y
  Actual(b)                                               $1,000         $1,096.20         $ 8.29(c)      1.56%
  Hypothetical (5% return before expenses)                $1,000         $1,017.44         $ 7.98(c)      1.56%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended Oct. 31, 2005: +9.52% for Class A, +9.07% for Class B, +9.08% for Class C, +9.86% for Class I and +9.62% for Class Y.
(c) Effective Oct. 1, 2005, the Fund's Board of Directors approved a change to the fee schedule under the Administrative Services Agreement between Ameriprise Financial and the Fund. In addition, the cap/fee waiver agreement for the Fund expired on Oct. 31, 2005 and will not be extended. If the revised fee schedule under the Administrative Services Agreement had been in place and the cap/fee waiver agreement had not been in place for the entire six-month period ended Oct. 31, 2005, the actual expenses paid would have been $9.24 for Class A, $13.30 for Class B and $13.30 for Class C; the hypothetical expenses paid would have been $8.89 for Class A, $12.80 for Class B, and $12.80 for Class C. The actual and hypothetical expenses paid for Class I and Class Y would have been the same as those expenses presented in the table above.

--------------------------------------------------------------------------------
43 -- RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2005 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 5 Master Trust portfolios and 90 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                               POSITION HELD
ADDRESS,                            WITH FUND AND             PRINCIPAL OCCUPATION               OTHER
AGE                                 LENGTH OF SERVICE         DURING PAST FIVE YEARS             DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------------------------
Arne H. Carlson                     Board member since 1999   Chair, Board Services
901 S. Marquette Ave.                                         Corporation (provides
Minneapolis, MN 55402                                         administrative services to
Age 71                                                        boards); former Governor of
                                                              Minnesota

Philip J. Carroll, Jr.*             Board member since 2002   Retired Chairman and CEO, Fluor    Scottish Power PLC, Vulcan
901 S. Marquette Ave.                                         Corporation (engineering and       Materials Company, Inc.
Minneapolis, MN 55402                                         construction)                      (construction materials/chemicals)
Age 67

Patricia M. Flynn                   Board member since 2004   Trustee Professor of Economics
901 S. Marquette Ave.                                         and Management, Bentley College;
Minneapolis, MN 55402                                         former Dean, McCallum Graduate
Age 54                                                        School of Business, Bentley
                                                              College

Anne P. Jones                       Board member since 1985   Attorney and Consultant
901 S. Marquette Ave.
Minneapolis, MN 55402
Age 70

Jeffrey Laikind                     Board member since 2005   Former Managing Director,          American Progressive Insurance
901 S. Marquette Ave.                                         Shikiar Asset Management
Minneapolis, MN 55402
Age 70

Stephen R. Lewis, Jr.               Board member since 2002   President Emeritus and             Valmont Industries, Inc.
901 S. Marquette Ave.                                         Professor of Economics,            (manufactures irrigation systems)
Minneapolis, MN 55402                                         Carleton College
Age 65

* Phillip J. Carroll, Jr. retired as a member of the Board, effective Nov. 10, 2005.

--------------------------------------------------------------------------------
44 -- RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2005 ANNUAL REPORT

NAME,                               POSITION HELD
ADDRESS,                            WITH FUND AND             PRINCIPAL OCCUPATION               OTHER
AGE                                 LENGTH OF SERVICE         DURING PAST FIVE YEARS             DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------------------------
Catherine James Paglia              Board member since 2004   Director, Enterprise Asset         Strategic Distribution, Inc.
901 S. Marquette Ave.                                         Management, Inc. (private real     (transportation, distribution and
Minneapolis, MN 55402                                         estate and asset management        logistics consultants)
Age 53                                                        company)

Alan K. Simpson                     Board member since 1997   Former three-term United States
1201 Sunshine Ave.                                            Senator for Wyoming
Cody, WY 82414
Age 74

Alison Taunton-Rigby                Board member since 2002   Chief Executive Officer,           Hybridon, Inc. (biotechnology);
901 S. Marquette Ave.                                         RiboNovix, Inc. since 2003         American Healthways, Inc. (health
Minneapolis, MN 55402                                         (biotechnology); former            management programs)
Age 61                                                        President, Forester Biotech

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS**

NAME,                               POSITION HELD
ADDRESS,                            WITH FUND AND             PRINCIPAL OCCUPATION               OTHER
AGE                                 LENGTH OF SERVICE         DURING PAST FIVE YEARS             DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------------------------
William F. Truscott                 Board member since        President - U.S. Asset
53600 Ameriprise Financial Center   2001, Vice President      Management and Chief Investment
Minneapolis, MN 55474               since 2002                Officer, Ameriprise Financial,
Age 45                                                        Inc. and President, Chairman of
                                                              the Board and Chief Investment
                                                              Officer, RiverSource
                                                              Investments, LLC since 2005;
                                                              Senior Vice President - Chief
                                                              Investment Officer, Ameriprise
                                                              Financial, Inc. and Chairman of
                                                              the Board and Chief Investment
                                                              Officer, RiverSource
                                                              Investments, LLC, 2001-2005;
                                                              former Chief Investment Officer
                                                              and Managing Director, Zurich
                                                              Scudder Investments

** Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

--------------------------------------------------------------------------------
45 -- RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2005 ANNUAL REPORT

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS

NAME,                               POSITION HELD
ADDRESS,                            WITH FUND AND             PRINCIPAL OCCUPATION               OTHER
AGE                                 LENGTH OF SERVICE         DURING PAST FIVE YEARS             DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------------------------
Jeffrey P. Fox                      Treasurer since 2002      Vice President - Investment
105 Ameriprise Financial Center                               Accounting, Ameriprise
Minneapolis, MN 55474                                         Financial, Inc., since 2002;
Age 50                                                        Vice President - Finance,
                                                              American Express Company,
                                                              2000-2002; Vice President -
                                                              Corporate Controller,
                                                              Ameriprise Financial, Inc.,
                                                              1996-2000

Paula R. Meyer                      President since 2002      Senior Vice President - Mutual
596 Ameriprise Financial Center                               Funds, Ameriprise Financial,
Minneapolis, MN 55474                                         Inc., since 2002 and Senior
Age 51                                                        Vice President, RiverSource
                                                              Investments, LLC since 2004;
                                                              Vice President and Managing
                                                              Director - American Express
                                                              Funds, Ameriprise Financial,
                                                              Inc., 2000-2002; Vice
                                                              President, Ameriprise
                                                              Financial, Inc., 1998-2000

Leslie L. Ogg                       Vice President, General   President of Board Services
901 S. Marquette Ave.               Counsel, and Secretary    Corporation
Minneapolis, MN 55402               since 1978
Age 67

Beth E. Weimer                      Chief Compliance          Vice President and Chief
172 Ameriprise Financial Center     Officer since 2004        Compliance Officer, Ameriprise
Minneapolis, MN 55474                                         Financial, Inc., since 2001 and
Age 52                                                        Chief Compliance Officer,
                                                              RiverSource Investments, LLC
                                                              since 2005; Vice President and
                                                              Chief Compliance Officer -
                                                              Asset Management and Insurance,
                                                              Ameriprise Financial Services,
                                                              Inc., since 2001; Partner,
                                                              Arthur Andersen Regulatory Risk
                                                              Services, 1998-2001

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

--------------------------------------------------------------------------------
46 -- RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2005 ANNUAL REPORT

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

RiverSource Investments, LLC (RiverSource), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial, formerly American Express Financial Corporation), serves as the investment manager to the Fund. Under an investment management services agreement (the IMS Agreement), the investment manager provides investment advice and other services to the Fund. Throughout the year, the Fund's Board of Directors (the Board) and the Board's Investment Review and Contracts Committees monitor these services.

Ameriprise Financial had served as investment manager to the Fund until Sept. 29, 2005. On that date, and pursuant to the consent of the Board, Ameriprise Financial transferred its rights, title, and interest and its burdens and obligations under the IMS Agreement to RiverSource, its wholly-owned subsidiary.

Each year, the Board determines whether to continue the IMS Agreement by evaluating the quality and level of services received and the costs associated with those services. To assist the Board in making this determination, the investment manager prepares detailed reports for the Board and its Contracts Committee in March and April and provides data prepared by independent organizations. The Board gives considerable weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the IMS Agreement.

BACKGROUND

This past year, prior to the Board's annual review process, on Feb. 1, 2005, American Express Company, the former parent of Ameriprise Financial, announced its intention to pursue a spin-off of Ameriprise Financial by distributing shares of the common stock of Ameriprise Financial to shareholders of American Express Company. Following this announcement, the Board determined to proceed with its annual review process and, after thorough review of the reports and data provided, at a meeting held in person on April 14, 2005, the Board, including all of its independent members, determined that the quality and level of advisory services provided pursuant to the IMS Agreement were satisfactory and that fees were fair and reasonable. However, in light of the announced plans of the spin-off, the Board approved continuation of the IMS Agreement with Ameriprise Financial for only an interim period ending on the later of (i) the effective date of the spin-off; or (ii) the approval of a new IMS Agreement with Ameriprise Financial (or its subsidiary) by the shareholders of the Fund, but in no event for a period longer than one year.

During the course of the six-month period following the April 2005 meeting, the Board evaluated whether to approve new investment management services agreements for each of the funds within the Ameriprise Financial fund complex (together, the Funds) with post-spin Ameriprise Financial (or RiverSource). Independent counsel, Schulte Roth & Zabel LLP (Schulte), assisted the Boards in fulfilling their statutory and other responsibilities associated with the spin-off and the resulting consideration of new contracts, including the new IMS Agreement. The Board and its committees were provided with a wealth of written and oral information in this regard. Furthermore, in connection with the Board's considerations as to whether post-spin Ameriprise Financial, as an entity independent from American Express Company, would be capable of continuing to provide a high quality of services to the Funds,

--------------------------------------------------------------------------------
47 -- RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2005 ANNUAL REPORT the Board's independent members retained their own financial adviser, Credit Suisse First Boston LLC (CSFB), to assist them in analyzing the capital adequacy of post-spin Ameriprise Financial. (The costs of independent counsel and CSFB and of additional meetings of the Boards were borne by Ameriprise Financial as part of the commitment of the American Express Company to ensure a complete and thorough review of the proposed spin-off and its effect on the services provided by Ameriprise Financial and its subsidiaries.) At a meeting of the Board held on Sept. 8, 2005, the Board, including all of its independent members, approved, and recommended that shareholders approve, a proposed new IMS Agreement with RiverSource (the New IMS Agreement). A meeting of the Fund's shareholders is expected to be held on Feb. 15, 2006 to consider approval of the New IMS Agreement. If approved, the New IMS Agreement would take effect shortly after the shareholder meeting. The following section, "Board Considerations Related to the New IMS Agreement," provides a detailed discussion of the Board's considerations and determinations respecting the New IMS Agreement.

BOARD CONSIDERATIONS RELATED TO THE NEW IMS AGREEMENT

In carrying out its legal responsibilities associated with the consideration of the New IMS Agreement, the Board evaluated the following factors:

NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY POST-SPIN AMERIPRISE FINANCIAL (AND ITS SUBSIDIARIES)

The Board recognized that only a few months had passed since its April 2005 conclusion that the nature, extent and quality of services provided by Ameriprise Financial were satisfactory and consistent with those that would be expected for a fund family of the size of the Funds and its determination to renew the IMS Agreement for the interim period. However, the Board also recognized the need to supplement this assessment with an evaluation of whether the spin-off or other factors would result in changes to the advisory services being provided under the current IMS Agreement.

The Board focused its evaluation on the following factors potentially impacting the nature, extent and quality of advisory services to be provided by Ameriprise
Financial: (i) Ameriprise Financial's projected capital structure and capital adequacy as a stand-alone entity; (ii) its legal and regulatory risks; (iii) its ability to retain and attract personnel; and (iv) its ability to successfully re-brand its products and services. Based on extensive presentations and reports by Ameriprise Financial, CSFB and Schulte, the Board concluded that the proposed capital structure (which includes certain indemnification commitments made by American Express Company) should enable RiverSource to continue to provide a high quality and level of advisory services to the Fund. In making this determination, the Board took into account representations by management of Ameriprise Financial that projected capital levels would allow Ameriprise Financial and RiverSource to meet legal and compliance responsibilities, build their distribution network, pursue technological upgrades, make capital commitments necessary to retain and attract key personnel devoted to legal and compliance responsibilities, portfolio management and distribution, and pursue smaller asset management acquisitions to help grow the asset management business. The Board accorded significant weight to CSFB's confirmation as to the reasonableness of the proposed capital structure. The Board also considered the fact that there were no expected departures of key personnel involved in the portfolio management, operations and marketing of the Funds as a result of the announcement of the spin-off.

--------------------------------------------------------------------------------
48 -- RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2005 ANNUAL REPORT

The Board concluded that, based on all of the materials and information provided, post-spin Ameriprise Financial (including RiverSource) would be in a position to continue to provide a high quality and level of advisory services to the Fund.

INVESTMENT PERFORMANCE

The Board next focused on investment performance. The Board reviewed reports documenting the Fund's performance over one-, three- and/or five-year periods, as well as the entire period during which its current portfolio manager has managed the Fund, and compared to relevant Lipper and market indices. The Board took into account its determination in April 2005 that investment performance met expectations.

The Board also considered that it had been receiving monthly performance reports for the Fund and that there had been no significant deviations from April's overall performance data.

COST OF SERVICES PROVIDED

The Board evaluated comparative fees and the costs of services under the current IMS Agreement and the New IMS Agreement, including fees charged by Ameriprise Financial (including RiverSource and other subsidiaries) to institutional clients as well as those paid to subadvisers. The Board studied RiverSource's effort (i.e., its "pricing philosophy") to set substantially all Funds' total expense ratios at or below the median expense ratio of comparable mutual funds (as compiled by Lipper). The Board observed that the proposed advisory fee changes are designed to work in tandem with proposed changes to administrative services fees. It also noted that RiverSource has agreed to voluntarily impose expense caps or waivers to achieve this pricing objective whenever the expense ratio exceeded the median expense ratio by more than three basis points (unless the higher ratio was due to the impact of the performance fee adjustment or was due to the added costs associated with having subadvisers manage the Fund). The Board considered that advisory fees under the New IMS Agreement would stay the same. The Board also took into account the effect of the proposed performance incentive adjustment on the advisory fee. In this regard, the Board recalled its past determinations regarding the appropriateness of (i) the use of the relevant index for the performance comparison; (ii) the methodology for determining when the Board may change an index used to calculate the performance incentive adjustment; (iii) the periods used for averaging the Fund's assets and computing investment performance; and (iv) the length of the period over which performance is computed. Furthermore, the Board considered that there was limited opportunity for the Fund to achieve large-scale growth and thus provide RiverSource with potential economies of scale.

The Board next considered the expected profitability to Ameriprise Financial and RiverSource derived from their relationship with the Fund, recalling the April 2005 determination that the profitability level was appropriate. The Board noted that projected profitability of Ameriprise Financial would allow it to operate effectively and, at the same time, reinvest in RiverSource and its other asset management businesses. The Board also considered that the proposed changes in advisory fees and the mergers of certain other Funds would result in revenue gains to Ameriprise Financial, but that these increases would not materially alter profit margins due to expected increases in costs associated with the spin-off, particularly re-branding and separation. CSFB also reported that Ameriprise Financial's projected level of return on equity was generally reasonable in light of the returns on equity of its industry competitors.

--------------------------------------------------------------------------------
49 -- RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2005 ANNUAL REPORT

In evaluating profitability, the Board also considered the benefits Ameriprise Financial obtains through the use of commission dollars paid on portfolio transactions for the Fund and from other business relationships that result from managing the Fund. The Board also considered the fees charged by Ameriprise Financial (and its subsidiaries) to institutional clients as well as the fees paid to, and charged by, subadvisers, noting the differences in services provided in each case. In light of these considerations, the Board concluded that projected profitability levels were appropriate.

ECONOMIES OF SCALE

The Board also considered the "breakpoints" in fees that would be triggered as Fund net asset levels grew and the extent to which shareholders would benefit from such growth. The Board observed that the revised fee schedules under the proposed New IMS Agreement would continue to provide breakpoints similar to those in place pursuant to the current IMS Agreement. Accordingly, the Board concluded that the proposed New IMS Agreement provides adequate opportunity for shareholders to realize benefits as Fund assets grow.

OTHER CONSIDERATIONS

In addition, the Board accorded weight to the fact that, under the New IMS Agreement, RiverSource Investments is held to a higher standard of care than under the current IMS Agreement. The Board also noted Ameriprise Financial's commitment to a culture that adheres to ethical business practice, assigns accountability to senior management and seeks to identify conflicts and propose appropriate action to minimize the risks posed by the conflicts.

Furthermore, the Board recognized that it was not limited to considering management's proposed New IMS Agreement. In this regard, the Board evaluated the circumstances under which it would consider the retention of an investment adviser different from RiverSource Investments. The Board concluded, based on its consultation with independent counsel, that pursuing the retention of a different adviser was not necessary, primarily because, in its best judgment, Ameriprise Financial continues to be basically the same organization (from a functional and managerial standpoint) as it was prior to the spin-off. The Board reasoned that shareholders purchased shares of the Fund with an expectation that the current investment advisory organization would be servicing the Fund.

--------------------------------------------------------------------------------
50 -- RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2005 ANNUAL REPORT

PROXY VOTING

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website www.riversource.com/funds; or by searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283; by looking at the website www.riversource.com/funds; or by searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------
51 -- RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2005 ANNUAL REPORT

[RIVERSOURCE(SM) INVESTMENTS LOGO]

RIVERSOURCE INVESTMENTS
200 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. RiverSource Funds are managed by RiverSource Investments, LLC and distributed by Ameriprise Financial Services, Inc., Member NASD. Both companies are part of Ameriprise Financial, Inc.

                                                                S-6243 J (12/05)

ANNUAL REPORT                                 [RIVERSOURCE(SM) INVESTMENTS LOGO]


RIVERSOURCE(SM)
INTERNATIONAL EQUITY FUND

ANNUAL REPORT FOR THE
PERIOD ENDED OCT. 31, 2005

> RIVERSOURCE INTERNATIONAL EQUITY FUND (FORMERLY AXP(R) PARTNERS INTERNATIONAL CORE FUND) SEEKS TO PROVIDE SHAREHOLDERS WITH LONG-TERM GROWTH OF CAPITAL.

TABLE OF CONTENTS

Fund Snapshot                                                                  3
Performance Summary                                                            4
Questions & Answers with Portfolio Management                                  5
The Fund's Long-term Performance                                              10
Investments in Securities                                                     12
Financial Statements                                                          18
Notes to Financial Statements                                                 21
Report of Independent Registered Public Accounting Firm                       33
Federal Income Tax Information                                                34
Fund Expenses Example                                                         36
Board Members and Officers                                                    38
Approval of Investment Management Services Agreement                          41
Proxy Voting                                                                  45

[DALBAR RATED FOR COMMUNICATION 2005 LOGO]

American Express(R) Funds'* reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

* As of Oct. 1, 2005, the RiverSource brand replaced "American Express" as the name of the American Express Funds.

--------------------------------------------------------------------------------
2 -- RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2005 ANNUAL REPORT

FUND SNAPSHOT
              AT OCT. 31, 2005

PORTFOLIO MANAGERS

THE BOSTON COMPANY ASSET MANAGEMENT, LLC

PORTFOLIO MANAGERS           SINCE                  YEARS IN INDUSTRY
D. Kirk Henry, CFA           10/02                          24
Clifford A. Smith, CFA       10/02                          19

MARSICO CAPITAL MANAGEMENT, LLC

PORTFOLIO MANAGER            SINCE                  YEARS IN INDUSTRY
James G. Gendelman           10/04                          18

FUND OBJECTIVE

The Fund seeks to provide shareholders with long-term growth of capital.

Inception dates by class
A: 10/3/02 B: 10/3/02 C: 10/3/02 I: 3/4/04 Y: 10/3/02

Ticker symbols by class
A: AAICX   B: APCBX   C:--     I:--     Y:--

Total net assets             $162.0 million

Number of holdings                      171

[CHART]

STYLE MATRIX

                         STYLE
            VALUE         BLEND       GROWTH
SIZE
LARGE        / /           /X/          / /
MEDIUM       / /           / /          / /
SMALL        / /           / /          / /

SHADING WITHIN THE STYLE MATRIX INDICATES AREAS IN WHICH THE FUND GENERALLY INVESTS.

[CHART]

COUNTRY COMPOSITION

PERCENTAGE OF PORTFOLIO ASSETS

Japan                                           23.9%
United Kingdom                                  16.3%
France                                           9.2%
Switzerland                                      8.5%
Germany                                          7.2%
Mexico                                           4.7%
Netherlands                                      3.5%
Canada                                           3.2%
South Korea                                      2.5%
Sweden                                           2.1%
Italy                                            2.0%
Australia                                        1.7%
Cash & Short-Term Securities                     1.7%
Singapore                                        1.7%
Brazil                                           1.6%
Hong Kong                                        1.5%
Ireland                                          1.2%
Spain                                            1.2%
South Africa                                     1.0%
Other*                                           5.3%

* Includes Austria, Bahamas, Belgium, China, Finland, Greece, India, Portugal, United States and Taiwan.

TOP TEN HOLDINGS

PERCENTAGE OF PORTFOLIO ASSETS

Roche Holding (Switzerland)                      2.2%
UBS (Switzerland)                                2.2
Sumitomo Mitsui Financial Group (Japan)          1.9
VINCI (France)                                   1.7
CEMEX ADR (Mexico)                               1.6
Telefonaktiebolaget LM Ericsson ADR (Sweden)     1.6
Enterprise Inns (United Kingdom)                 1.6
Canadian Natl Railway (Canada)                   1.5
Continental (Germany)                            1.5
Reckitt Benckiser (United Kingdom)               1.4

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Investment products, including shares of mutual funds, involve investment risks including possible loss of principal and fluctuation in value.

International investing involves increased risk and volatility, not typically associated with domestic investing, due to changes in currency exchange rates, foreign government regulations, differences in auditing and accounting standards, potential political and economic instability, limited liquidity, and volatile prices. The risks of international investing are particularly significant in emerging markets.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3 -- RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2005 ANNUAL REPORT

PERFORMANCE SUMMARY

[CHART]

                             PERFORMANCE COMPARISON
                        FOR THE YEAR ENDED OCT. 31, 2005

RiverSource International Equity Fund Class A (excluding sales charge)    +15.65%
Morgan Stanley Capital International (MSCI) EAFE Index (unmanaged)        +18.59%
Lipper International Funds Index                                          +18.91%

(see "The Fund's Long-term Performance" for Index descriptions)

THE PERFORMANCE INFORMATION SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF YOUR INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION SHOWN. YOU MAY OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END BY CALLING (800) 862-7919 OR VISITING www.riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

AVERAGE ANNUAL TOTAL RETURNS

                           CLASS A               CLASS B               CLASS C          CLASS I    CLASS Y
                          (10/3/02)             (10/3/02)             (10/3/02)        (3/4/04)   (10/3/02)
                                                        AFTER                 AFTER
(INCEPTION DATES)     NAV(1)     POP(2)     NAV(1)     CDSC(3)    NAV(1)     CDSC(4)    NAV(5)     NAV(6)
AT OCT. 31, 2005
1 year                +15.65%     +8.99%    +14.86%     +9.86%    +14.67%    +13.67%    +16.17%    +15.86%
3 years               +17.72%    +15.42%    +16.79%    +15.81%    +16.77%    +16.77%       N/A     +17.95%
Since inception       +18.52%    +16.26%    +17.60%    +16.90%    +17.58%    +17.58%    +10.87%    +18.74%

AT SEPT. 30, 2005
1 year                +21.61%    +14.62%    +20.86%    +15.86%    +20.66%    +19.66%    +22.31%     +21.84%
Since inception       +20.01%    +17.65%    +19.07%    +18.12%    +19.05%    +19.05%    +13.11%     +20.18%

(1)  EXCLUDING SALES CHARGE.
(2)  RETURNS AT PUBLIC OFFERING PRICE (POP) REFLECT A SALES CHARGE OF 5.75%.
(3)  RETURNS AT MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC). CDSC APPLIES AS
     FOLLOWS:
     FIRST YEAR 5%; SECOND AND THIRD YEAR 4%; FOURTH YEAR 3%; FIFTH YEAR 2%; SIXTH YEAR 1%; NO SALES CHARGE THEREAFTER.
(4)  1% CDSC APPLIES TO REDEMPTIONS MADE WITHIN THE FIRST YEAR OF PURCHASE.
(5) SALES CHARGE IS NOT APPLICABLE TO THESE SHARES. SHARES AVAILABLE TO ELIGIBLE INVESTORS ONLY, CURRENTLY LIMITED TO RIVERSOURCE PORTFOLIO BUILDER FUNDS, SIX AFFILIATED FUNDS-OF-FUNDS.
(6) SALES CHARGE IS NOT APPLICABLE TO THESE SHARES. SHARES AVAILABLE TO INSTITUTIONAL INVESTORS ONLY.

--------------------------------------------------------------------------------
4 -- RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2005 ANNUAL REPORT

QUESTIONS & ANSWERS

                            WITH PORTFOLIO MANAGEMENT

RIVERSOURCE INTERNATIONAL EQUITY FUND ROSE 15.65% FOR THE FISCAL YEAR ENDED OCT. 31, 2005 (CLASS A SHARES, EXCLUDING SALES CHARGE), UNDERPERFORMING ITS BENCHMARK, THE MSCI EAFE INDEX, WHICH ROSE 18.59% DURING THE SAME PERIOD. THE FUND ALSO UNDERPERFORMED THE LIPPER INTERNATIONAL FUNDS INDEX, WHICH INCREASED 18.91%.

RIVERSOURCE INTERNATIONAL EQUITY FUND'S PORTFOLIO IS MANAGED BY TWO INDEPENDENT MONEY MANAGEMENT FIRMS THAT EACH INVEST A PORTION OF THE FUND'S ASSETS IN A BLEND OF GROWTH AND VALUE STOCKS OF FOREIGN COMPANIES TO SEEK LONG-TERM GROWTH OF CAPITAL. THE BOSTON COMPANY ASSET MANAGEMENT, LLC (THE BOSTON COMPANY) CURRENTLY MANAGES 52% OF THE FUND'S PORTFOLIO. MARSICO CAPITAL MANAGEMENT, LLC (MARSICO) MANAGES 48% OF THE PORTFOLIO.

Q: WHAT FACTORS AFFECTED THE PERFORMANCE OF YOUR PORTION OF THE PORTFOLIO FOR THE FISCAL YEAR ENDED OCT. 31, 2005?

     THE BOSTON COMPANY: Fears of inflation crept into the markets, driven primarily by hawkish rhetoric from the Federal Reserve Board (the Fed) and the European Central Bank regarding spiking energy costs. Much of the recent economic data did not support these fears as energy prices seem to be the only real source of inflationary pressure. Prices of many consumer products have remained low as the ongoing shift of production to countries with lower labor costs, such as China and India, has kept a lid on higher pricing. Europe also continues to report relatively high unemployment rates (particularly Germany and France), which would indicate that wage increases are unlikely to become an issue in the near future.

     During the past few years, many companies have cleaned up their balance sheets by reducing debt and selling non-core businesses. Cash flow generation has been strong in many sectors as the global economy has improved, leading to higher dividend payments and share buybacks. Merger and acquisition deals tend to pick up when companies have exhausted internal restructuring options and begin looking

--------------------------------------------------------------------------------
5 -- RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2005 ANNUAL REPORT

QUESTIONS & ANSWERS

> LOW EXPOSURE IN AUSTRALIA, WHICH ROSE DUE TO THE HIGH REPRESENTATION OF METALS AND MATERIALS STOCKS IN ITS MARKET, DETRACTED FROM PERFORMANCE.

     - THE BOSTON COMPANY

     to reduce costs via consolidation. These factors have helped support stock prices amidst the otherwise challenging environment of the past year.

     Regarding performance of our portion of the Fund, our country allocation decisions detracted from performance. Low exposure in Australia, which rose due to the high representation of metals and materials stocks in its market, detracted from performance. Although cash is not normally a focus since it is held for liquidity reasons, the mere presence of some cash during a year of such robust equity returns had a substantially negative impact on our portfolio's performance. Low exposure to the strongly performing energy sector also detracted from returns. Energy stocks were driven by persistently high oil prices, which topped more than $70 a barrel in September.

     MARSICO: The largest detractor from the performance of our portion of the Fund was our positioning within the consumer discretionary sector. Positions in the French electronics manufacturer Thomson, the French outdoor advertising company JC Decaux, and resort and casino operators Wynn Resorts and Kerzner International were among the largest individual detractors during the period. A large position in consumer discretionary and information technology companies also had negative effects on annual results. Positions in insurance companies such as Swiss Life Holding and the Italian insurance company RAS, as well as a smaller than MSCI EAFE Index position in the insurance industry further detracted from returns during the period.

--------------------------------------------------------------------------------
6 -- RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2005 ANNUAL REPORT

QUESTIONS & ANSWERS

     The largest individual contributor to the Fund's performance in the reporting period was a position in Japanese consumer electronics retailer Yamada Denki. Stock selection in the financials sector, such as the Singapore real estate developer CapitaLand and Japan's largest bank, Mitsubishi UFJ Financial Group, benefited the Fund. In the relatively weak telecommunications services sector, the Fund was helped by a position in Mexico's leading mobile telecommunications company, America Movil ADR Series L. Health care holdings, such as the Swiss pharmaceuticals company Roche Holding and the German health care company Fresenius, as well as a large exposure to the sector as a whole, further benefited the Fund. Finally, currency factors positively impacted performance results, as we maintained lower exposure to euro- and yen-denominated securities, two major currencies that weakened relative to the U.S. dollar in the period.

Q:   WHAT CHANGES DID YOU MAKE TO YOUR PORTION OF THE FUND?

     THE BOSTON COMPANY: Consistent with our long-term approach and focus on individual stock selection, we selectively reduced positions in stocks that reached our price targets and added to those we believed represented attractive values in the current environment. During the 12-month period, we trimmed the Fund's position in Shell Transport and Trading on price strength and indications that Shell might once again lower reserves.

     MARSICO: On a sector allocation basis, we made few significant shifts during the annual period. As the investment team identifies macroeconomic themes and companies with the attributes we look for, individual stocks are purchased and sold. That said, the most significant sector increases within our portion of the Fund were in the materials, health care, utilities and consumer staples sectors. The largest downward shifts in sector allocations were in the consumer discretionary, telecommunications services and information technology group. Allocations in the financials, industrials and energy sectors changed little during the period.

--------------------------------------------------------------------------------
                RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2005 ANNUAL REPORT -- 7

QUESTIONS & ANSWERS

> CURRENCY FACTORS POSITIVELY IMPACTED PERFORMANCE RESULTS, AS WE MAINTAINED LOWER EXPOSURE TO EURO- AND YEN-DENOMINATED SECURITIES, TWO MAJOR CURRENCIES THAT WEAKENED RELATIVE TO THE U.S. DOLLAR IN THE PERIOD.

     - MARSICO

Q:   HOW IS YOUR PORTION OF THE FUND POSITIONED?

     THE BOSTON COMPANY: Despite the recent surge in Japanese equities, many international managers remain with lower exposure to Japan vs. the MSCI EAFE Index. This could result in further upside if investors remain bullish enough to increase their weightings to neutral. We continue to hold a large position in this country, which evolved from uncovering a significant number of value opportunities that fit our investment philosophy.

     Oil prices have pulled back from their Hurricane Katrina highs, but the longer-term impact of energy costs on inflation and global consumption remains the key issue. The U.S. already has shown signs of a more cautious consumer. Although consumption in Japan and emerging markets appears promising, local spending across Europe is quite weak and unlikely to improve against the backdrop of imminent rate hikes by the European Central Bank. That said, there are several positive indicators that support equity markets. China continues to deliver strong gross domestic product (GDP) figures and Japanese exporters have received a boost from the weaker yen, which makes their goods and services cheaper for overseas buyers. We are also encouraged by a variety of additional factors: valuations remain inexpensive in several sectors, merger and acquisition activity is strong, and corporate balance sheets are flush with cash. In fact, corporate spending could drive continued growth in the event of a consumer slowdown.

     Regardless of macroeconomic trends or geopolitical events, we continue to search for value in overlooked segments of the market while taking profits in stocks that have appreciated significantly. We remain disciplined in our investment philosophy and continue to search for high-quality companies that we believe have been overly discounted by the market.

--------------------------------------------------------------------------------
8 -- RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2005 ANNUAL REPORT

QUESTIONS & ANSWERS

     MARSICO: At the end of the period, the portion of the Fund we subadvise allocated primarily to economic sectors where evidence suggests that there may be above-average growth opportunities, including consumer discretionary, financials, information technology and health care. The Fund had less exposure than the MSCI EAFE Index to utilities, telecommunications services, energy and materials. At a country level, the Fund had significant investments in Japan, United Kingdom, Switzerland, France, Mexico, Canada and Germany. Generally, sector and country allocations are a residual of our stock selection process.

--------------------------------------------------------------------------------
9 -- RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2005 ANNUAL REPORT

THE FUND'S LONG-TERM PERFORMANCE

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource International Equity Fund Class A shares (from 10/1/02 to 10/31/05)* as compared to the performance of two widely cited performance indices, the Morgan Stanley Capital International (MSCI) EAFE Index and the Lipper International Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

THE PERFORMANCE INFORMATION SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF YOUR INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION SHOWN. YOU MAY OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END BY CALLING (800) 862-7919 OR VISITING www.riversource.com/funds. ALSO SEE "PAST PERFORMANCE" IN THE FUND'S CURRENT PROSPECTUS.

* Fund data is from Oct. 3, 2002. MSCI EAFE Index and Lipper peer group data is from Oct. 1, 2002.


DISTRIBUTION SUMMARY

THE TABLE BELOW DETAILS THE FUND'S INCOME AND CAPITAL GAIN DISTRIBUTIONS FOR THE FISCAL YEARS SHOWN. MORE INFORMATION ON THE OTHER CLASSES CAN BE FOUND IN THE FINANCIAL HIGHLIGHTS SECTION OF THIS REPORT'S NOTES TO FINANCIAL STATEMENTS.

                                              CLASS A
                        --------------------------------------------------
                                  SHORT-TERM       LONG-TERM
FISCAL YEAR ENDED       INCOME   CAPITAL GAIN    SCAPITAL GAINS     TOTAL
Oct. 31, 2005           $0.09       $0.18            $0.47          $0.74
Oct. 31, 2004            0.09        0.15             0.02           0.26
Oct. 31, 2003            0.01          --               --           0.01
Oct. 31, 2002(1)           --          --               --             --

(1) For the period from Oct. 3, 2002 (when shares became publicly available) to Oct. 31, 2002.

--------------------------------------------------------------------------------
10 -- RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2005 ANNUAL REPORT

[CHART]

            VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE
                            INTERNATIONAL EQUITY FUND

                                                                      10/1/02    10/02      10/03      10/04       10/05
RIVERSOURCE INTERNATIONAL EQUITY FUND CLASS A (INCLUDES SALES CHARGE) $ 9,425    $ 9,744    $11,912    $13,746     $15,897
MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE INDEX(1)             $10,000    $10,538    $13,443    $16,034     $19,015
LIPPER INTERNATIONAL FUNDS INDEX(2)                                   $10,000    $10,519    $13,312    $15,514     $18,447

COMPARATIVE RESULTS
RESULTS AT OCT. 31, 2005

                                                                                                      SINCE
                                                                            1 YEAR      3 YEARS    INCEPTION(3)
RIVERSOURCE INTERNATIONAL EQUITY FUND (INCLUDES SALES CHARGE)
Class A  Cumulative value of $10,000                                       $10,899      $15,376      $15,897
         Average annual total return                                         +8.99%      +15.42%      +16.26%

MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE INDEX(1)
         Cumulative value of $10,000                                       $11,859      $18,043      $19,015
         Average annual total return                                        +18.59%      +21.74%      +23.17%

LIPPER INTERNATIONAL FUNDS INDEX(2)
         Cumulative value of $10,000                                       $11,891      $17,536      $18,447
         Average annual total return                                        +18.91%      +20.59%      +21.97%

RESULTS FOR OTHER SHARE CLASSES CAN BE FOUND ON PAGE 4.

(1) The Morgan Stanley Capital International (MSCI) EAFE Index, an unmanaged index, is compiled from a composite of securities markets of Europe, Australia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.
(2) The Lipper International Funds Index includes the 30 largest international funds (growth and value) tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.
(3) Fund data is from Oct. 3, 2002. MSCI EAFE Index and Lipper peer group data is from Oct. 1, 2002.

--------------------------------------------------------------------------------
11 -- RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2005 ANNUAL REPORT

INVESTMENTS IN SECURITIES

RIVERSOURCE INTERNATIONAL EQUITY FUND

OCT. 31, 2005

(PERCENTAGES REPRESENT VALUE OF INVESTMENTS COMPARED TO NET ASSETS)

ISSUER                                                   SHARES              VALUE(a)
COMMON STOCKS (96.9%)(c)

AUSTRALIA (1.6%)
BIOTECHNOLOGY (0.7%)
CSL                                                         41,768         $1,175,118
-------------------------------------------------------------------------------------

COMMERCIAL BANKS (0.5%)
Natl Australia Bank                                         33,371            825,444
-------------------------------------------------------------------------------------

CONTAINERS & PACKAGING (0.4%)
Amcor                                                      129,635            648,268
-------------------------------------------------------------------------------------

AUSTRIA (0.7%)
COMMERCIAL BANKS
Erste Bank der Oesterreichischen Sparkassen                 23,293          1,211,830
-------------------------------------------------------------------------------------

BAHAMAS (0.6%)
HOTELS, RESTAURANTS & LEISURE
Kerzner Intl                                                16,554(b)         965,926
-------------------------------------------------------------------------------------

BELGIUM (0.5%)
COMMERCIAL BANKS
Fortis                                                      26,850            764,339
-------------------------------------------------------------------------------------

BRAZIL (1.6%)
DIVERSIFIED TELECOMMUNICATION SERVICES (0.3%)
Telecomunicacoes Brasileiras ADR                            12,950            431,494
-------------------------------------------------------------------------------------

OIL & GAS (1.0%)
Petroleo Brasileiro ADR                                     27,349          1,747,600
-------------------------------------------------------------------------------------

PERSONAL PRODUCTS (0.3%)
Natura Cosmeticos                                           10,900            431,392
-------------------------------------------------------------------------------------

CANADA (3.1%)
FOOD & STAPLES RETAILING (1.1%)
Shoppers Drug Mart                                          52,501          1,746,626
-------------------------------------------------------------------------------------

OIL & GAS (0.6%)
Talisman Energy                                             21,085            933,917
-------------------------------------------------------------------------------------

ROAD & RAIL (1.4%)
Canadian Natl Railway                                       32,773          2,375,387
-------------------------------------------------------------------------------------

CHINA (0.5%)
OIL & GAS
CNOOC ADR                                                   12,072         $  793,130
-------------------------------------------------------------------------------------

FINLAND (0.8%)
COMMUNICATIONS EQUIPMENT (0.2%)
Nokia                                                        3,900             65,348
Nokia ADR                                                   18,080            304,106
                                                                        -------------
Total                                                                         369,454
-------------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.6%)
M-real Cl B                                                102,600            488,334
UPM - Kymmene                                               23,094            446,402
                                                                        -------------
Total                                                                         934,736
-------------------------------------------------------------------------------------

FRANCE (9.2%)
AUTO COMPONENTS (0.5%)
Valeo                                                       19,917            745,780
-------------------------------------------------------------------------------------

COMMERCIAL BANKS (1.0%)
BNP Paribas                                                 10,450            792,568
Credit Agricole                                             29,550            866,448
                                                                        -------------
Total                                                                       1,659,016
-------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (1.7%)
VINCI                                                       35,013          2,737,607
-------------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (0.1%)
Lafarge                                                      2,910            238,930
-------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.7%)
France Telecom                                              46,210          1,201,328
-------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (0.8%)
Carrefour                                                   27,330          1,215,460
-------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.4%)
Thomson                                                     31,580            595,396
-------------------------------------------------------------------------------------

MEDIA (0.5%)
JC Decaux                                                   39,047(b)         798,337
-------------------------------------------------------------------------------------

MULTI-UTILITIES & UNREGULATED POWER (1.3%)
Veolia Environnement                                        50,246          2,090,941
-------------------------------------------------------------------------------------

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12 -- RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2005 ANNUAL REPORT

ISSUER                                                   SHARES              VALUE(a)
COMMON STOCKS (CONTINUED)

FRANCE (CONT.)
OIL & GAS (0.9%)
Total                                                        5,958         $1,499,335
-------------------------------------------------------------------------------------

PHARMACEUTICALS (1.3%)
Sanofi-Aventis                                              25,504          2,043,227
-------------------------------------------------------------------------------------

GERMANY (6.7%)
AIR FREIGHT & LOGISTICS (0.7%)
Deutsche Post                                               49,990          1,117,301
-------------------------------------------------------------------------------------

AIRLINES (0.4%)
Deutsche Lufthansa                                          45,130            605,123
-------------------------------------------------------------------------------------

AUTO COMPONENTS (1.5%)
Continental                                                 30,485          2,329,919
-------------------------------------------------------------------------------------

AUTOMOBILES (0.3%)
Volkswagen                                                   9,990            545,545
-------------------------------------------------------------------------------------

COMMERCIAL BANKS (0.6%)
Deutsche Bank                                               10,870          1,017,004
-------------------------------------------------------------------------------------

DISTRIBUTORS (0.1%)
Medion                                                       7,600            105,469
-------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.4%)
Deutsche Telekom                                            36,470            644,954
-------------------------------------------------------------------------------------

ELECTRIC UTILITIES (0.4%)
E.ON                                                         7,780            704,947
-------------------------------------------------------------------------------------

INSURANCE (0.6%)
Allianz                                                      3,990            562,616
Hannover Rueckversicherung                                  11,260            406,391
                                                                        -------------
Total                                                                         969,007
-------------------------------------------------------------------------------------

MACHINERY (0.2%)
Heidelberger Druckmaschinen                                 11,455            363,917
-------------------------------------------------------------------------------------

PHARMACEUTICALS (0.2%)
Schering                                                     4,110            253,411
-------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.3%)
Infineon Technologies                                       57,740(b)         540,122
-------------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (1.0%)
Hypo Real Estate Holding                                    33,589          1,620,349
-------------------------------------------------------------------------------------

GREECE (0.1%)
ELECTRIC UTILITIES
Public Power                                                 6,940            146,924
-------------------------------------------------------------------------------------

HONG KONG (1.5%)
COMMERCIAL BANKS (0.4%)
Bank of East Asia                                          231,095           $676,733
-------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (0.7%)
Shangri-La Asia                                            816,000          1,144,584
-------------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (0.1%)
Citic Pacific                                               72,100            187,063
-------------------------------------------------------------------------------------

REAL ESTATE (0.3%)
Hang Lung Properties                                       326,986            470,067
-------------------------------------------------------------------------------------

INDIA (0.9%)
COMMERCIAL BANKS (0.4%)
ICICI Bank ADR                                              29,674            701,790
-------------------------------------------------------------------------------------

OIL & GAS (0.5%)
Reliance Inds GDR                                           22,504(d)         755,009
-------------------------------------------------------------------------------------

IRELAND (1.2%)
COMMERCIAL BANKS
Anglo Irish Bank                                            56,235            767,059
Bank of Ireland                                             79,100          1,206,950
                                                                        -------------
Total                                                                       1,974,009
-------------------------------------------------------------------------------------

ITALY (1.9%)
AEROSPACE & DEFENSE (0.2%)
Finmeccanica                                                13,607            247,477
-------------------------------------------------------------------------------------

COMMERCIAL BANKS (0.8%)
Banco Popolare di Verona e Novara                           16,868            311,340
UniCredito Italiano                                        210,830          1,177,302
                                                                        -------------
Total                                                                       1,488,642
-------------------------------------------------------------------------------------

OIL & GAS (0.7%)
Eni                                                         39,400          1,054,626
-------------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (0.2%)
Benetton Group                                              34,208            361,340
-------------------------------------------------------------------------------------

JAPAN (23.7%)
AUTO COMPONENTS (0.3%)
Toyoda Gosei                                                26,300            492,350
-------------------------------------------------------------------------------------

AUTOMOBILES (1.8%)
Fuji Heavy Inds                                            103,800            521,010
Nissan Motor                                                67,900            711,901
Toyota Motor                                                35,000          1,623,106
                                                                        -------------
Total                                                                       2,856,017
-------------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13 -- RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2005 ANNUAL REPORT

ISSUER                                                   SHARES              VALUE(a)
COMMON STOCKS (CONTINUED)

JAPAN (CONT.)
BUILDING PRODUCTS (0.3%)
JS Group                                                    29,700           $504,715
-------------------------------------------------------------------------------------

CHEMICALS (1.2%)
Kuraray                                                     53,000            503,169
Shin-Etsu Chemical                                          16,400            786,355
Sumitomo Bakelite                                           48,800            324,613
Sumitomo Chemical                                           56,700            334,664
                                                                        -------------
Total                                                                       1,948,801
-------------------------------------------------------------------------------------

COMMERCIAL BANKS (3.8%)
77 Bank                                                     90,400            721,598
Mitsubishi UFJ Financial Group                                 181          2,275,085
Sumitomo Mitsui Financial Group                                332          3,066,430
                                                                        -------------
Total                                                                       6,063,113
-------------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.1%)
Sohgo Security Services                                     14,197            234,281
-------------------------------------------------------------------------------------

CONSUMER FINANCE (1.9%)
Credit Saison                                               35,000          1,588,108
ORIX                                                         3,500            656,334
Takefuji                                                    12,830            897,984
                                                                        -------------
Total                                                                       3,142,426
-------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (3.0%)
Alps Electric                                               10,500            167,051
Keyence                                                      3,100            713,377
Mabuchi Motor                                               14,200            692,384
Murata Mfg                                                  28,000          1,404,128
Nippon Electric Glass                                       85,000          1,627,283
TDK                                                          4,500            303,442
                                                                        -------------
Total                                                                       4,907,665
-------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (0.6%)
AEON                                                        40,000            831,176
Matsumotokiyoshi                                             4,300            129,836
                                                                        -------------
Total                                                                         961,012
-------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (0.4%)
Skylark                                                     37,200            614,039
-------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (1.3%)
Funai Electric                                               6,800            555,824
Rinnai                                                      24,000            571,507
Sekisui Chemical                                            42,000            265,755
Sekisui House                                               61,200            762,207
                                                                        -------------
Total                                                                       2,155,293
-------------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (0.4%)
Kao                                                         30,000            718,575
-------------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (0.4%)
Fuji Photo Film                                             20,100           $639,618
-------------------------------------------------------------------------------------

MACHINERY (0.8%)
FANUC                                                       10,639            838,478
Minebea                                                    109,000            426,539
                                                                        -------------
Total                                                                       1,265,017
-------------------------------------------------------------------------------------

MEDIA (0.3%)
Dentsu                                                         178            482,538
-------------------------------------------------------------------------------------

OFFICE ELECTRONICS (0.9%)
Canon                                                       17,700            936,927
Ricoh                                                       37,700            599,146
                                                                        -------------
Total                                                                       1,536,073
-------------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.2%)
Nippon Paper Group                                              83            284,355
-------------------------------------------------------------------------------------

PHARMACEUTICALS (1.0%)
Astellas Pharma                                             11,900            425,098
Chugai Pharmaceutical                                       55,500          1,215,353
                                                                        -------------
Total                                                                       1,640,451
-------------------------------------------------------------------------------------

REAL ESTATE (1.9%)
Leopalace21                                                 55,396          1,436,976
Sumitomo Realty & Development                              100,000          1,617,856
                                                                        -------------
Total                                                                       3,054,832
-------------------------------------------------------------------------------------

ROAD & RAIL (0.9%)
East Japan Railway                                              31            184,201
Nippon Express                                             224,100          1,227,815
                                                                        -------------
Total                                                                       1,412,016
-------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.6%)
Rohm                                                        11,700            948,332
-------------------------------------------------------------------------------------

SPECIALTY RETAIL (0.9%)
Yamada Denki                                                16,100          1,422,186
-------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.7%)
KDDI                                                           193          1,106,160
-------------------------------------------------------------------------------------

MEXICO (4.7%)
BEVERAGES (0.3%)
Coca-Cola Femsa ADR                                         20,100            516,771
-------------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (1.7%)
CEMEX ADR                                                   50,015          2,604,281
-------------------------------------------------------------------------------------

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14 -- RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2005 ANNUAL REPORT

ISSUER                                                   SHARES              VALUE(a)
COMMON STOCKS (CONTINUED)

MEXICO (CONT.)
DIVERSIFIED TELECOMMUNICATION SERVICES (0.4%)
Telefonos de Mexico ADR Cl L                                29,200           $589,256
-------------------------------------------------------------------------------------

MEDIA (1.0%)
Grupo Televisa ADR                                          22,662          1,656,592
-------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (1.3%)
America Movil ADR Series L                                  83,280          2,186,099
-------------------------------------------------------------------------------------

NETHERLANDS (3.5%)
BEVERAGES (0.6%)
Heineken                                                    30,207            957,339
-------------------------------------------------------------------------------------

COMMERCIAL BANKS (0.4%)
ABN AMRO Holding                                            26,236            620,558
-------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.6%)
Koninklijke Philips Electronics                             38,710          1,012,366
-------------------------------------------------------------------------------------

INSURANCE (0.5%)
Aegon                                                       48,465            730,863
-------------------------------------------------------------------------------------

MEDIA (0.7%)
VNU                                                         12,830            408,270
Wolters Kluwer                                              39,445            731,812
                                                                        -------------
Total                                                                       1,140,082
-------------------------------------------------------------------------------------

OIL & GAS (0.7%)
Royal Dutch Shell Cl A                                      39,101          1,205,673
-------------------------------------------------------------------------------------

PORTUGAL (0.4%)
Electric Utilities
EDP-Energias de Portugal                                   206,890            585,390
-------------------------------------------------------------------------------------

SINGAPORE (1.6%)
COMMERCIAL BANKS (0.9%)
DBS Group Holdings                                         101,820            921,858
United Overseas Bank                                        78,900            644,199
                                                                        -------------
Total                                                                       1,566,057
-------------------------------------------------------------------------------------

REAL ESTATE (0.7%)
CapitaLand                                                 583,000          1,097,350
-------------------------------------------------------------------------------------

SOUTH AFRICA (1.0%)
COMMERCIAL BANKS (0.3%)
Nedbank Group                                               37,962            484,109
-------------------------------------------------------------------------------------

METALS & MINING (0.7%)
Anglo American                                              36,965          1,094,098
-------------------------------------------------------------------------------------

SOUTH KOREA (2.5%)
AUTOMOBILES (0.5%)
Hyundai Motor                                               10,820           $802,380
-------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.3%)
KT ADR                                                      23,400            504,270
-------------------------------------------------------------------------------------

ELECTRIC UTILITIES (0.2%)
Korea Electric Power ADR                                    22,550            368,242
-------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.7%)
Samsung Electronics                                          2,150          1,148,567
-------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.8%)
SK Telecom                                                   4,058            736,334
SK Telecom ADR                                              24,080            486,657
                                                                        -------------
Total                                                                       1,222,991
-------------------------------------------------------------------------------------

SPAIN (1.2%)
COMMERCIAL BANKS (0.2%)
Banco de Sabadell                                           12,790            337,683
-------------------------------------------------------------------------------------

ELECTRIC UTILITIES (0.3%)
Endesa                                                      19,230            477,459
-------------------------------------------------------------------------------------

OIL & GAS (0.7%)
Repsol YPF ADR                                               8,700            259,347
Repsol YPF                                                  27,100            807,202
                                                                        -------------
Total                                                                       1,066,549
-------------------------------------------------------------------------------------

SWEDEN (2.1%)
COMMUNICATIONS EQUIPMENT (1.6%)
Telefonaktiebolaget LM Ericsson ADR                         77,874          2,555,046
-------------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.5%)
Svenska Cellulosa Cl B                                      24,170            815,697
-------------------------------------------------------------------------------------

SWITZERLAND (8.5%)
CAPITAL MARKETS (2.2%)
UBS                                                         41,700          3,555,529
-------------------------------------------------------------------------------------

CHEMICALS (2.2%)
Ciba Specialty Chemicals Holding                            17,977          1,032,471
Clariant                                                    29,210(b)         389,707
Lonza Group                                                 35,866          2,067,287
                                                                        -------------
Total                                                                       3,489,465
-------------------------------------------------------------------------------------

FOOD PRODUCTS (0.6%)
Nestle                                                       3,312            986,287
-------------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
15 -- RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2005 ANNUAL REPORT

ISSUER                                                   SHARES              VALUE(a)
COMMON STOCKS (CONTINUED)

SWITZERLAND (CONT.)
INSURANCE (0.6%)
Swiss Reinsurance                                           14,750           $995,718
-------------------------------------------------------------------------------------

PHARMACEUTICALS (2.9%)
Novartis                                                    19,900          1,070,428
Roche Holding                                               24,147          3,608,074
                                                                        -------------
Total                                                                       4,678,502
-------------------------------------------------------------------------------------

TAIWAN (0.3%)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
United Microelectronics ADR                                155,240            453,301
-------------------------------------------------------------------------------------

UNITED KINGDOM (16.1%)
AEROSPACE & DEFENSE (0.2%)
BAE Systems                                                 49,610            290,278
-------------------------------------------------------------------------------------

AUTO COMPONENTS (0.3%)
GKN                                                        107,860            531,430
-------------------------------------------------------------------------------------

BEVERAGES (1.3%)
Diageo                                                     143,113          2,113,780
-------------------------------------------------------------------------------------

COMMERCIAL BANKS (2.0%)
Barclays                                                    90,791            899,706
HSBC Holdings                                               51,309            806,131
Royal Bank of Scotland Group                                50,840          1,407,784
                                                                        -------------
Total                                                                       3,113,621
-------------------------------------------------------------------------------------

CONTAINERS & PACKAGING (0.2%)
Rexam                                                       39,328            335,076
-------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.4%)
BT Group                                                   179,935            677,318
-------------------------------------------------------------------------------------

ELECTRIC UTILITIES (0.5%)
British Energy Group                                       101,897(b)         801,275
-------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (0.6%)
Stolt Offshore                                              86,913(b)         902,247
-------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (0.8%)
Boots Group                                                 75,361            821,376
J Sainsbury                                                106,407            525,622
                                                                        -------------
Total                                                                       1,346,998
-------------------------------------------------------------------------------------

FOOD PRODUCTS (0.5%)
Unilever                                                    84,790            857,802
-------------------------------------------------------------------------------------

GAS UTILITIES (0.5%)
Centrica                                                   192,530            813,768
-------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (2.4%)
Enterprise Inns                                            183,844         $2,537,530
InterContinental Hotels Group                               93,874          1,173,247
                                                                        -------------
Total                                                                       3,710,777
-------------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (1.4%)
Reckitt Benckiser                                           75,890          2,292,995
-------------------------------------------------------------------------------------

MEDIA (0.4%)
EMI Group                                                  188,098            713,259
-------------------------------------------------------------------------------------

MULTILINE RETAIL (0.4%)
Marks & Spencer Group                                       86,751            641,295
-------------------------------------------------------------------------------------

OIL & GAS (0.7%)
BP                                                         106,521          1,179,958
-------------------------------------------------------------------------------------

PHARMACEUTICALS (1.0%)
GlaxoSmithKline                                             60,383          1,570,453
-------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.7%)
ARM Holdings                                               619,318          1,188,262
-------------------------------------------------------------------------------------

SPECIALTY RETAIL (0.5%)
Carphone Warehouse Group                                   255,000            885,476
-------------------------------------------------------------------------------------

TRANSPORTATION INFRASTRUCTURE (0.4%)
BAA                                                         56,308            611,722
-------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.9%)
Vodafone Group                                             581,856          1,527,586
-------------------------------------------------------------------------------------

UNITED STATES (0.4%)
HOTELS, RESTAURANTS & LEISURE
Wynn Resorts                                                14,898(b)         695,439
-------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $141,252,360)                                                     $156,900,600
-------------------------------------------------------------------------------------

PREFERRED STOCK (0.5%)(c)
GERMANY
Fresenius                                                    5,690           $799,175
-------------------------------------------------------------------------------------

TOTAL PREFERRED STOCK
(Cost: $659,121)                                                             $799,175
-------------------------------------------------------------------------------------

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
16 -- RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2005 ANNUAL REPORT

                                                        AMOUNT
                                     EFFECTIVE         PAYABLE
ISSUER                                 YIELD          AT MATURITY            VALUE(a)
SHORT-TERM SECURITIES (1.7%)

COMMERCIAL PAPER
HSBC Finance
  11-01-05                                4.05%       $1,900,000         $  1,899,786
Park Granada LLC
  11-01-05                                4.05           900,000(e)           899,899
-------------------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(Cost: $2,800,000)                                                       $  2,799,685
-------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $144,711,481)(f)                                                  $160,499,460
=====================================================================================

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Oct. 31, 2005, the value of these securities amounted to $755,009 or 0.5% of net assets.

(e) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Oct. 31, 2005, the value of these securities amounted to $899,899 or 0.6% of net assets.

(f) At Oct. 31, 2005, the cost of securities for federal income tax purposes was $146,101,102 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                              $17,742,605
     Unrealized depreciation                                               (3,344,247)
     ----------------------------------------------------------------------------------
     Net unrealized appreciation                                          $14,398,358
     ----------------------------------------------------------------------------------

THE GLOBAL INDUSTRY CLASSIFICATION STANDARD (GICS) WAS DEVELOPED BY AND IS THE EXCLUSIVE PROPERTY OF MORGAN STANLEY CAPITAL INTERNATIONAL INC. AND STANDARD & POOR'S, A DIVISION OF THE MCGRAW-HILL COMPANIES, INC.


HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/funds.

--------------------------------------------------------------------------------
17 -- RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2005 ANNUAL REPORT

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

RIVERSOURCE INTERNATIONAL EQUITY FUND

OCT. 31, 2005

ASSETS
Investments in securities, at value (Note 1)
   (identified cost $144,711,481)                                                          $160,499,460
Cash in bank on demand deposit                                                                   22,997
Foreign currency holdings (identified cost $1,488,363) (Note 1)                               1,482,363
Capital shares receivable                                                                        37,656
Dividends and accrued interest receivable                                                       148,675
Receivable for investment securities sold                                                     1,419,102
Unrealized appreciation on foreign currency contracts held, at value (Note 5)                    10,975
-------------------------------------------------------------------------------------------------------
Total assets                                                                                163,621,228
-------------------------------------------------------------------------------------------------------

LIABILITIES
Capital shares payable                                                                           20,773
Payable for investment securities purchased                                                   1,487,559
Unrealized depreciation on foreign currency contracts held, at value (Note 5)                     3,934
Accrued investment management services fee                                                       12,764
Accrued distribution fee                                                                          3,923
Accrued transfer agency fee                                                                       2,072
Accrued administrative services fee                                                               1,053
Other accrued expenses                                                                          100,930
-------------------------------------------------------------------------------------------------------
Total liabilities                                                                             1,633,008
-------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                         $161,988,220
=======================================================================================================

REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                                                   $    220,773
Additional paid-in capital                                                                  131,667,878
Undistributed net investment income                                                             855,940
Accumulated net realized gain (loss)                                                         13,461,646
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies (Note 5)               15,781,983
-------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock                   $161,988,220
=======================================================================================================

Net assets applicable to outstanding shares:              Class A                          $ 91,200,721
                                                          Class B                          $ 24,016,557
                                                          Class C                          $  1,455,722
                                                          Class I                          $ 45,221,005
                                                          Class Y                          $     94,215
Net asset value per share of outstanding capital stock:   Class A shares   12,421,110      $       7.34
                                                          Class B shares    3,318,677      $       7.24
                                                          Class C shares      201,064      $       7.24
                                                          Class I shares    6,123,641      $       7.38
                                                          Class Y shares       12,808      $       7.36

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
18 -- RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2005 ANNUAL REPORT

STATEMENT OF OPERATIONS

RIVERSOURCE INTERNATIONAL EQUITY FUND

YEAR ENDED OCT. 31, 2005

INVESTMENT INCOME
Income:
Dividends                                                                                   $ 3,772,491
Interest                                                                                        124,327
   Less foreign taxes withheld                                                                 (370,564)
-------------------------------------------------------------------------------------------------------
Total income                                                                                  3,526,254
-------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                                            1,431,433
Distribution fee
   Class A                                                                                      251,971
   Class B                                                                                      246,890
   Class C                                                                                       15,280
Transfer agency fee                                                                             237,851
Incremental transfer agency fee
   Class A                                                                                       18,504
   Class B                                                                                       11,057
   Class C                                                                                          770
Service fee -- Class Y                                                                               90
Administrative services fees and expenses                                                       127,687
Compensation of board members                                                                    10,251
Custodian fees                                                                                  159,374
Printing and postage                                                                             82,201
Registration fees                                                                                59,712
Audit fees                                                                                       21,000
Other                                                                                             7,288
-------------------------------------------------------------------------------------------------------
Total expenses                                                                                2,681,359
   Expenses waived/reimbursed by the Investment Manager and its affiliates (Note 2)             (14,174)
-------------------------------------------------------------------------------------------------------
                                                                                              2,667,185
   Earnings credits on cash balances (Note 2)                                                    (2,220)
-------------------------------------------------------------------------------------------------------
Total net expenses                                                                            2,664,965
-------------------------------------------------------------------------------------------------------
Investment income (loss)-- net                                                                  861,289
-------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                                                            15,238,151
   Foreign currency transactions                                                                (54,338)
-------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                                      15,183,813
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                         6,463,767
-------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                                        21,647,580
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                             $22,508,869
=======================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
19 -- RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2005 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

RIVERSOURCE INTERNATIONAL EQUITY FUND

YEAR ENDED OCT. 31,                                                               2005             2004
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                                $    861,289     $    430,055
Net realized gain (loss) on investments                                          15,183,813       14,402,228
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies             6,463,767         (851,808)
------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                  22,508,869       13,980,475
------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net Investment income
      Class A                                                                    (1,253,898)        (959,673)
      Class B                                                                      (122,931)        (153,692)
      Class C                                                                        (8,024)         (10,500)
      Class I                                                                      (414,331)              --
      Class Y                                                                        (1,215)            (328)
   Net realized gain
      Class A                                                                    (9,179,533)      (1,798,573)
      Class B                                                                    (2,090,538)        (399,619)
      Class C                                                                      (142,248)         (28,110)
      Class I                                                                    (2,339,204)              --
      Class Y                                                                        (7,591)            (576)
------------------------------------------------------------------------------------------------------------
Total distributions                                                             (15,559,513)      (3,351,071)
------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
   Class A shares (Note 2)                                                       23,041,476       33,453,461
   Class B shares                                                                 7,220,863       11,041,005
   Class C shares                                                                   404,157          654,616
   Class I shares                                                                24,665,418       21,436,343
   Class Y shares                                                                        --           57,000
Reinvestment of distributions at net asset value
   Class A shares                                                                 7,416,121        1,694,626
   Class B shares                                                                 2,188,789          545,618
   Class C shares                                                                   144,989           37,180
   Class I shares                                                                 2,752,451               --
   Class Y shares                                                                     7,306              367
Payments for redemptions
   Class A shares                                                               (40,711,099)      (8,891,860)
   Class B shares (Note 2)                                                       (8,469,283)      (4,479,194)
   Class C shares (Note 2)                                                         (690,357)        (221,610)
   Class I shares                                                                (5,737,247)        (649,891)
------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions                12,233,584       54,677,661
------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                          19,182,940       65,307,065
Net assets at beginning of year                                                 142,805,280       77,498,215
------------------------------------------------------------------------------------------------------------
Net assets at end of year                                                      $161,988,220     $142,805,280
============================================================================================================
Undistributed net investment income                                            $    855,940     $    485,773
------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
20 -- RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2005 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

RIVERSOURCE INTERNATIONAL EQUITY FUND (FORMERLY AXP PARTNERS INTERNATIONAL CORE
FUND)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Partners International Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Partners International Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in equity securities of foreign issuers.

The Fund offers Class A, Class B, Class C and Class Y shares.

-  Class A shares are sold with a front-end sales charge.
- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.
-  Class C shares may be subject to a CDSC.
- Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At Oct. 31, 2005, Ameriprise Financial, Inc. (Ameriprise Financial) (formerly American Express Financial Corporation) and the RiverSource Portfolio Builder Funds owned 100% of Class I shares, which represents 27.92% of the Fund's net assets.

At Oct. 31, 2005, Ameriprise Financial and the RiverSource Portfolio Builder Funds owned approximately 34% of the total outstanding Fund shares.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. Pursuant to procedures adopted by the Board of Directors of the funds, Ameriprise Financial utilizes Fair Value Pricing (FVP). FVP

--------------------------------------------------------------------------------
21 -- RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2005 ANNUAL REPORT determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

--------------------------------------------------------------------------------
22 -- RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2005 ANNUAL REPORT

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Oct. 31, 2005, foreign currency holdings consisted of multiple denominations, primarily European monetary units and British pounds.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $1,309,277 and accumulated net realized gain has been decreased by $1,321,474 resulting in a net reclassification adjustment to increase paid-in capital by $12,197.

--------------------------------------------------------------------------------
23 -- RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2005 ANNUAL REPORT

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED OCT. 31,                                               2005         2004
--------------------------------------------------------------------------------------
CLASS A
Distributions paid from:
      Ordinary income                                          $3,787,808   $2,547,810
      Long-term capital gain                                    6,645,623      210,436

CLASS B
Distributions paid from:
      Ordinary income                                             700,001      506,554
      Long-term capital gain                                    1,513,468       46,757

CLASS C
Distributions paid from:
      Ordinary income                                              47,290       35,321
      Long-term capital gain                                      102,982        3,289

CLASS I*
Distributions paid from:
      Ordinary income                                           1,060,043           --
      Long-term capital gain                                    1,693,492           --

CLASS Y
Distributions paid from:
      Ordinary income                                               3,310          837
      Long-term capital gain                                        5,496           67

* Inception date is March 4, 2004.

At Oct. 31, 2005, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                              $ 8,604,767
Accumulated long-term gain (loss)                                          $ 7,102,440
Unrealized appreciation (depreciation)                                     $14,392,362

DIVIDENDS TO SHAREHOLDERS

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. Prior to Oct. 1, 2005, investment management services were provided by Ameriprise Financial. The management fee is a percentage of the Fund's average daily net assets that declines from 0.97% to 0.845% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper International Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is

--------------------------------------------------------------------------------
24 -- RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2005 ANNUAL REPORT

0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $117,424 for the year ended Oct. 31, 2005.

Under the current Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% annually as the Fund's assets increase. Prior to Oct. 1, 2005, the fee percentage of the Fund's average daily net assets declined from 0.08% to 0.055% annually as the Fund's assets increased. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the Board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

The Investment Manager has Subadvisory Agreements with The Boston Company Asset Management, LLC and Marsico Capital Management, LLC. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager's determination of the allocation that is in the best interests of the Fund's shareholders. Each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations.

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (formerly American Express Client Service Corporation) (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

-  Class A $19.50
-  Class B $20.50
-  Class C $20.00
-  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

Beginning May 20, 2005, the Transfer Agent implemented an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with American Financial Services, Inc. (formerly American Express Financial Advisors Inc.) (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

--------------------------------------------------------------------------------
25 -- RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2005 ANNUAL REPORT

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $269,947 for Class A, $29,105 for Class B and $358 for Class C for the year ended Oct. 31, 2005.

For the year ended Oct. 31, 2005, the Investment Manager and its affiliates waived certain fees and expenses to 1.63% for Class A, 2.41% for Class B, 2.41% for Class C, 1.19% for Class I and 1.46% for Class Y. Of these waived fees and expenses, the transfer agency fees waived for Class A, Class B, Class C and Class Y were $9,972, $2,478, $154 and $9, respectively, and the management fees waived at the Fund level were $1,561. Under this agreement which was effective until Sept. 30, 2005, net expenses would not exceed 1.75% for Class A, 2.52% for Class B, 2.52% for Class C, 1.35% for Class I and 1.58% for Class Y of the Fund's average daily net assets. Beginning Oct. 1, 2005, a new agreement to waive certain fees and expenses is effective until Oct. 31, 2006, such that net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.65% for Class A, 2.43% for Class B, 2.43% for Class C, 1.30% for Class I and 1.48% for Class Y of the Fund's average daily net assets.

During the year ended Oct. 31, 2005, the Fund's custodian and transfer agency fees were reduced by $2,220 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company (formerly American Express Trust Company), an affiliate of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $169,061,286 and $169,829,713, respectively, for the year ended Oct. 31, 2005. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                                  YEAR ENDED OCT. 31, 2005
                                             CLASS A        CLASS B        CLASS C        CLASS I*       CLASS Y
------------------------------------------------------------------------------------------------------------------
Sold                                         3,263,694      1,042,312         58,126      3,489,973             --
Issued for reinvested distributions          1,085,816        322,830         21,385        402,405          1,070
Redeemed                                    (5,807,671)    (1,215,028)       (99,587)      (826,320)            --
------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                     (1,458,161)       150,114        (20,076)     3,066,058          1,070
------------------------------------------------------------------------------------------------------------------

                                                                  YEAR ENDED OCT. 31, 2004
                                             CLASS A        CLASS B        CLASS C        CLASS I*       CLASS Y
------------------------------------------------------------------------------------------------------------------
Sold                                         4,957,227      1,647,424         97,645      3,151,237          8,311
Issued for reinvested distributions            262,733         85,120          5,791             --             57
Redeemed                                    (1,318,902)      (673,505)       (33,401)       (93,654)            --
------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                      3,901,058      1,059,039         70,035      3,057,583          8,368
------------------------------------------------------------------------------------------------------------------

* Inception date is March 4, 2004.

--------------------------------------------------------------------------------
26 -- RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2005 ANNUAL REPORT

5. FORWARD FOREIGN CURRENCY CONTRACTS

At Oct. 31, 2005, the Fund has forward foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

                             CURRENCY TO              CURRENCY TO    UNREALIZED      UNREALIZED
EXCHANGE DATE               BE DELIVERED              BE RECEIVED   APPRECIATION    DEPRECIATION
------------------------------------------------------------------------------------------------
 Nov. 1, 2005                     29,343                  188,410      $   --          $  383
                             U.S. Dollar          Norwegian Krone

 Nov. 1, 2005                     30,390                   38,662          --             401
                             U.S. Dollar              Swiss Franc

 Nov. 1, 2005                     49,970                   28,000          --             414
                             U.S. Dollar            British Pound

 Nov. 1, 2005                     47,998                   56,273          --             350
                             U.S. Dollar          Canadian Dollar

 Nov. 1, 2005                 18,111,703                  157,522       1,923              --
                            Japanese Yen              U.S. Dollar

 Nov. 1, 2005                      4,159                    5,047          64              --
                  European Monetary Unit              U.S. Dollar

 Nov. 1, 2005                    297,686                  361,289       4,543              --
                  European Monetary Unit              U.S. Dollar

 Nov. 1, 2005                     35,460                   29,218          --             446
                             U.S. Dollar   European Monetary Unit

 Nov. 1, 2005                    154,316                  127,149          --           1,940
                             U.S. Dollar   European Monetary Unit

 Nov. 2, 2005                    188,715                  288,609       2,453              --
                  European Monetary Unit              U.S. Dollar

 Nov. 2, 2005                 19,448,574                  168,449       1,365              --
                            Japanese Yen              U.S. Dollar

 Nov. 2, 2005                  8,867,110                   76,800         622              --
                            Japanese Yen              U.S. Dollar

 Nov. 3, 2005                     31,319                   17,698           5              --
                             U.S. Dollar            British Pound
------------------------------------------------------------------------------------------------
Total                                                                  $10,975         $3,934
------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
27 -- RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2005 ANNUAL REPORT

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 20, 2005. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with The Bank of New York. The Fund had no borrowings outstanding during the year ended Oct. 31, 2005.

7. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

FISCAL PERIOD ENDED OCT. 31,                                         2005          2004       2003         2002(b)
---------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)

Net asset value, beginning of period                                $ 7.03        $ 6.34     $ 5.20        $ 5.03
---------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                           .04           .05        .02            --
Net gains (losses) (both realized and unrealized)                     1.01           .90       1.13           .17
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                      1.05           .95       1.15           .17
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                  (.09)         (.09)      (.01)           --
Distributions from realized gains                                     (.65)         (.17)        --            --
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                   (.74)         (.26)      (.01)           --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $ 7.34        $ 7.03     $ 6.34        $ 5.20
---------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                             $   91        $   98     $   63        $   22
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                      1.63%(d)      1.73%      1.74%(d)      1.67%(d),(e)
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets      .59%          .51%       .73%        (1.01%)(e)
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)              110%          111%        58%            2%
---------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                      15.65%        15.39%     22.26%         3.38%(g)
---------------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Oct. 3, 2002 (when shares became publicly available) to Oct. 31, 2002.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class A would have been 1.64%, 2.21% and 5.51% for the periods ended Oct. 31, 2005, 2003 and 2002, respectively.
(e)  Adjusted to an annual basis.
(f)  Total return does not reflect payment of a sales charge.
(g)  Not annualized.

--------------------------------------------------------------------------------
28 -- RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2005 ANNUAL REPORT

CLASS B

FISCAL PERIOD ENDED OCT. 31,                                         2005          2004       2003          2002(b)
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)

Net asset value, beginning of period                                $ 6.94        $ 6.29     $ 5.20         $ 5.03
-----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            --            --         --             --
Net gains (losses) (both realized and unrealized)                      .98           .89       1.10            .17
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       .98           .89       1.10            .17
-----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                  (.03)         (.07)      (.01)            --
Distributions from realized gains                                     (.65)         (.17)        --             --
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                   (.68)         (.24)      (.01)            --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $ 7.24        $ 6.94     $ 6.29         $ 5.20
-----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                             $   24        $   22     $   13         $    1
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                      2.41%(d)      2.51%      2.52%(d)       2.52%(d),(e)
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets     (.18%)        (.22%)      .04%         (1.46%)(e)
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)              110%          111%        58%             2%
-----------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                      14.86%        14.41%     21.23%          3.38%(g)
-----------------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Oct. 3, 2002 (when shares became publicly available) to Oct. 31, 2002.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 2.42%, 2.98% and 6.28% for the periods ended Oct. 31, 2005, 2003 and 2002, respectively.
(e)  Adjusted to an annual basis.
(f)  Total return does not reflect payment of a sales charge.
(g)  Not annualized.

--------------------------------------------------------------------------------
29 -- RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2005 ANNUAL REPORT

CLASS C

FISCAL PERIOD ENDED OCT. 31,                                         2005          2004       2003         2002(b)
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)

Net asset value, beginning of period                                $ 6.95        $ 6.29     $ 5.20         $ 5.03
-----------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            --            --         --             --
Net gains (losses) (both realized and unrealized)                      .97           .89       1.10            .17
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       .97           .89       1.10            .17
-----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                  (.03)         (.06)      (.01)            --
Distributions from realized gains                                     (.65)         (.17)        --             --
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                   (.68)         (.23)      (.01)            --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $ 7.24        $ 6.95     $ 6.29         $ 5.20
-----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                             $    1        $    2     $    1         $   --
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                      2.41%(d)      2.51%      2.52%(d)       2.51%(d),(e)
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets     (.21%)        (.24%)     (.01%)        (1.60%)(e)
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)              110%          111%        58%             2%
-----------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                      14.67%        14.54%     21.23%          3.38%(g)
-----------------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Oct. 3, 2002 (when shares became publicly available) to Oct. 31, 2002.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class C would have been 2.42%, 2.98% and 6.28% for the periods ended Oct. 31, 2005, 2003 and 2002, respectively.
(e)  Adjusted to an annual basis.
(f)  Total return does not reflect payment of a sales charge.
(g)  Not annualized.

--------------------------------------------------------------------------------
30 -- RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2005 ANNUAL REPORT

CLASS I

FISCAL PERIOD ENDED OCT. 31,                                         2005     2004(b)
PER SHARE INCOME AND CAPITAL CHANGES(a)

Net asset value, beginning of period                                $ 7.06     $6.91
------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                           .06        --
Net gains (losses) (both realized and unrealized)                     1.02       .15
------------------------------------------------------------------------------------------
Total from investment operations                                      1.08       .15
------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                  (.11)       --
Distributions from realized gains                                     (.65)       --
------------------------------------------------------------------------------------------
Total distributions                                                   (.76)       --
------------------------------------------------------------------------------------------
Net asset value, end of period                                      $ 7.38     $7.06
------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                             $   45     $  22
------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                      1.19%     1.29%(d)
------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets      .96%      .78%(d)
------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)              110%      111%
------------------------------------------------------------------------------------------
Total return(e)                                                      16.17%     2.17%(f)
------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  Inception date is March 4, 2004.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d)  Adjusted to an annual basis.
(e)  Total return does not reflect payment of a sales charge.
(f)  Not annualized.

--------------------------------------------------------------------------------
31 -- RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2005 ANNUAL REPORT

CLASS Y

FISCAL PERIOD ENDED OCT. 31,                                         2005          2004       2003        2002(b)
PER SHARE INCOME AND CAPITAL CHANGES(a)

Net asset value, beginning of period                                $ 7.05        $ 6.35     $ 5.20        $5.03
----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                           .05           .06        .03           --
Net gains (losses) (both realized and unrealized)                     1.01           .91       1.13          .17
----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                      1.06           .97       1.16          .17
----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                  (.10)         (.10)      (.01)          --
Distributions from realized gains                                     (.65)         (.17)        --           --
----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                   (.75)         (.27)      (.01)          --
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $ 7.36        $ 7.05     $ 6.35        $5.20
----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                             $   --        $   --     $   --        $  --
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                      1.46%(d)      1.57%      1.57%(d)     1.52%(d),(e)
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets      .74%          .37%       .86%        (.80%)(e)
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)              110%          111%        58%           2%
----------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                      15.86%        15.63%     22.48%        3.38%(g)
----------------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Oct. 3, 2002 (when shares became publicly available) to Oct. 31, 2002.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class Y would have been 1.47%, 2.04% and 5.34% for the periods ended Oct. 31, 2005, 2003 and 2002, respectively.
(e)  Adjusted to an annual basis.
(f)  Total return does not reflect payment of a sales charge.
(g)  Not annualized.

--------------------------------------------------------------------------------
32 -- RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2005 ANNUAL REPORT

REPORT OF INDEPENDENT
                                               REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD AND SHAREHOLDERS
AXP PARTNERS INTERNATIONAL SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of RiverSource International Equity Fund (a series of AXP Partners International Series, Inc.) as of October 31, 2005, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended October 31, 2005, and the financial highlights for each of the years in the three-year period ended October 31, 2005 and for the period from October 3, 2002 (when shares became publicly available) to October 31, 2002. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource International Equity Fund as of October 31, 2005, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Minneapolis, Minnesota

December 20, 2005

--------------------------------------------------------------------------------
33 -- RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2005 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

RIVERSOURCE INTERNATIONAL EQUITY FUND
FISCAL YEAR ENDED OCT. 31, 2005

CLASS A

INCOME DISTRIBUTIONS -- TAXABLE AS DIVIDEND INCOME:

      Qualified Dividend Income for individuals                                    47.51%
      Dividends Received Deduction for corporations                                 0.19%

PAYABLE DATE                                                                   PER SHARE
Dec. 20, 2004                                                                   $0.26688

CAPITAL GAIN DISTRIBUTION -- TAXABLE AS LONG-TERM CAPITAL GAIN.

PAYABLE DATE                                                                   PER SHARE
Dec. 20, 2004                                                                   $0.46820
TOTAL DISTRIBUTIONS                                                             $0.73508

CLASS B

INCOME DISTRIBUTIONS -- TAXABLE AS DIVIDEND INCOME:

      Qualified Dividend Income for individuals                                    47.51%
      Dividends Received Deduction for corporations                                 0.19%

PAYABLE DATE                                                                   PER SHARE
Dec. 20, 2004                                                                   $0.21633

CAPITAL GAIN DISTRIBUTION -- TAXABLE AS LONG-TERM CAPITAL GAIN.

PAYABLE DATE                                                                   PER SHARE
Dec. 20, 2004                                                                   $0.46820
TOTAL DISTRIBUTIONS                                                             $0.68453

CLASS C

INCOME DISTRIBUTIONS -- TAXABLE AS DIVIDEND INCOME:

      Qualified Dividend Income for individuals                                    47.51%
      Dividends Received Deduction for corporations                                 0.19%

PAYABLE DATE                                                                   PER SHARE
Dec. 20, 2004                                                                   $0.21500

CAPITAL GAIN DISTRIBUTION -- TAXABLE AS LONG-TERM CAPITAL GAIN.

PAYABLE DATE                                                                   PER SHARE
Dec. 20, 2004                                                                   $0.46820
TOTAL DISTRIBUTIONS                                                             $0.68320

--------------------------------------------------------------------------------
34 -- RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2005 ANNUAL REPORT

CLASS I

INCOME DISTRIBUTIONS -- TAXABLE AS DIVIDEND INCOME:

      Qualified Dividend Income for individuals                                    47.51%
      Dividends Received Deduction for corporations                                 0.19%

PAYABLE DATE                                                                   PER SHARE
Dec. 20, 2004                                                                   $0.29307

CAPITAL GAIN DISTRIBUTION -- TAXABLE AS LONG-TERM CAPITAL GAIN.

PAYABLE DATE                                                                   PER SHARE
Dec. 20, 2004                                                                   $0.46820
TOTAL DISTRIBUTIONS                                                             $0.76127

CLASS Y

INCOME DISTRIBUTIONS -- TAXABLE AS DIVIDEND INCOME:

      Qualified Dividend Income for individuals                                    47.51%
      Dividends Received Deduction for corporations                                 0.19%

PAYABLE DATE                                                                   PER SHARE
Dec. 20, 2004                                                                   $0.28206

CAPITAL GAIN DISTRIBUTION -- TAXABLE AS LONG-TERM CAPITAL GAIN.

PAYABLE DATE                                                                   PER SHARE
Dec. 20, 2004                                                                   $0.46820
TOTAL DISTRIBUTIONS                                                             $0.75026

--------------------------------------------------------------------------------
35 -- RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2005 ANNUAL REPORT

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Oct. 31, 2005.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
36 -- RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2005 ANNUAL REPORT

                                                BEGINNING         ENDING          EXPENSES      ANNUALIZED
                                              ACCOUNT VALUE    ACCOUNT VALUE     PAID DURING      EXPENSE
                                               MAY 1, 2005     OCT. 31, 2005    THE PERIOD(a)      RATIO
Class A
  Actual(b)                                       $1,000         $1,097.20        $ 8.66(c)        1.63%
  Hypothetical (5% return before expenses)        $1,000         $1,017.08        $ 8.33(c)        1.63%
Class B
  Actual(b)                                       $1,000         $1,093.70        $12.79(c)        2.41%
  Hypothetical (5% return before expenses)        $1,000         $1,013.13        $12.30(c)        2.41%
Class C
  Actual(b)                                       $1,000         $1,093.70        $12.79(c)        2.41%
  Hypothetical (5% return before expenses)        $1,000         $1,013.13        $12.30(c)        2.41%
Class I
  Actual(b)                                       $1,000         $1,099.80        $ 6.33(c)        1.19%
  Hypothetical (5% return before expenses)        $1,000         $1,019.31        $ 6.09(c)        1.19%
Class Y
  Actual(b)                                       $1,000         $1,098.50        $ 7.76(c)        1.46%
  Hypothetical (5% return before expenses)        $1,000         $1,017.94        $ 7.47(c)        1.46%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended Oct. 31, 2005: +9.72% for Class A, +9.37% for Class B, +9.37% for Class C, +9.98% for Class I and +9.85% for Class Y.
(c) Effective Oct. 1, 2005, the Fund's Board of Directors approved a change to the fee schedule under the Administrative Services Agreement between Ameriprise Financial and the Fund. The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Oct. 31, 2006, unless sooner terminated at the discretion of the Board. Under this expense cap/fee waiver agreement, net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.65% for Class A; 2.43% for Class B; 2.43% for Class C; 1.30% for Class I; and 1.48% for Class Y. If the revised fee schedule under the Administrative Services Agreement and the cap/fee waiver agreement had been in place for the entire six-month period ended Oct. 31, 2005, the actual and hypothetical expenses paid would have been the same as those presented in the table above.

--------------------------------------------------------------------------------
37 -- RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2005 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 5 Master Trust portfolios and 90 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                               POSITION HELD
ADDRESS,                            WITH FUND AND       PRINCIPAL OCCUPATION                   OTHER
AGE                                 LENGTH OF SERVICE   DURING PAST FIVE YEARS                 DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Arne H. Carlson                     Board member        Chair, Board Services Corporation
901 S. Marquette Ave.               since 1999          (provides administrative services
Minneapolis, MN 55402                                   to boards); former Governor of
Age 71                                                  Minnesota

Philip J. Carroll, Jr.*             Board member        Retired Chairman and CEO, Fluor        Scottish Power PLC, Vulcan
901 S. Marquette Ave.               since 2002          Corporation (engineering and           Materials Company, Inc.
Minneapolis, MN 55402                                   construction)                          (construction
Age 67                                                                                         materials/chemicals)

Patricia M. Flynn                   Board member        Trustee Professor of Economics and
901 S. Marquette Ave.               since 2004          Management, Bentley College; former
Minneapolis, MN 55402                                   Dean, McCallum Graduate School of
Age 54                                                  Business, Bentley College

Anne P. Jones                       Board member        Attorney and Consultant
901 S. Marquette Ave.               since 1985
Minneapolis, MN 55402
Age 70

Jeffrey Laikind                     Board member        Former Managing Director, Shikiar      American Progressive Insurance
901 S. Marquette Ave.               since 2005          Asset Management
Minneapolis, MN 55402
Age 70

Stephen R. Lewis, Jr.               Board member        President Emeritus and Professor       Valmont Industries, Inc.
901 S. Marquette Ave.               since 2002          of Economics, Carleton College         (manufactures irrigation
Minneapolis, MN 55402                                                                          systems)
Age 65

* Phillip J. Carroll, Jr. retired as a member of the Board, effective Nov. 10, 2005.

--------------------------------------------------------------------------------
38 -- RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2005 ANNUAL REPORT

NAME,                               POSITION HELD
ADDRESS,                            WITH FUND AND       PRINCIPAL OCCUPATION                   OTHER
AGE                                 LENGTH OF SERVICE   DURING PAST FIVE YEARS                 DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Catherine James Paglia              Board member        Director, Enterprise Asset             Strategic Distribution, Inc.
901 S. Marquette Ave.               since 2004          Management, Inc. (private real         (transportation, distribution
Minneapolis, MN 55402                                   estate and asset management company)   and logistics consultants)
Age 53

Alan K. Simpson                     Board member        Former three-term United States
1201 Sunshine Ave.                  since 1997          Senator for Wyoming
Cody, WY 82414
Age 74

Alison Taunton-Rigby                Board member        Chief Executive Officer, RiboNovix,    Hybridon, Inc. (biotechnology)
901 S. Marquette Ave.               since 2002          Inc. since 2003 (biotechnology);       and American Healthways, Inc.
Minneapolis, MN 55402                                   former President, Forester Biotech     (health management programs)
Age 61

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS**

NAME,                               POSITION HELD
ADDRESS,                            WITH FUND AND       PRINCIPAL OCCUPATION                   OTHER
AGE                                 LENGTH OF SERVICE   DURING PAST FIVE YEARS                 DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott                 Board member        President - U.S. Asset Management
53600 Ameriprise Financial Center   since 2001,         and Chief Investment Officer,
Minneapolis, MN 55474               Vice President      Ameriprise Financial, Inc. and
Age 45                              since 2002          President, Chairman of the Board
                                                        and Chief Investment Officer,
                                                        RiverSource Investments, LLC since
                                                        2005; Senior Vice President - Chief
                                                        Investment Officer, Ameriprise
                                                        Financial, Inc. and Chairman of the
                                                        Board and Chief Investment Officer,
                                                        RiverSource Investments, LLC,
                                                        2001-2005; former Chief Investment
                                                        Officer and Managing Director,
                                                        Zurich Scudder Investments

** Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

--------------------------------------------------------------------------------
39 -- RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2005 ANNUAL REPORT

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS

NAME,                               POSITION HELD
ADDRESS,                            WITH FUND AND       PRINCIPAL OCCUPATION                   OTHER
AGE                                 LENGTH OF SERVICE   DURING PAST FIVE YEARS                 DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Jeffrey P. Fox                      Treasurer since     Vice President - Investment
105 Ameriprise Financial Center     2002                Accounting, Ameriprise Financial,
Minneapolis, MN 55474                                   Inc., since 2002; Vice President -
Age 50                                                  Finance, American Express Company,
                                                        2000-2002; Vice President -
                                                        Corporate Controller, Ameriprise
                                                        Financial, Inc., 1996-2000

Paula R. Meyer                      President since     Senior Vice President - Mutual
596 Ameriprise Financial Center     2002                Funds, Ameriprise Financial, Inc.,
Minneapolis, MN 55474                                   since 2002 and Senior Vice
Age 51                                                  President, RiverSource Investments,
                                                        LLC since 2004; Vice President and
                                                        Managing Director -  American
                                                        Express Funds, Ameriprise
                                                        Financial, Inc., 2000-2002; Vice
                                                        President, Ameriprise Financial,
                                                        Inc., 1998-2000

Leslie L. Ogg                       Vice President,     President of Board Services
901 S. Marquette Ave.               General Counsel,    Corporation
Minneapolis, MN 55402               and Secretary
Age 67                              since 1978

Beth E. Weimer                      Chief Compliance    Vice President and Chief Compliance
172 Ameriprise Financial Center     Officer since       Officer, Ameriprise Financial,
Minneapolis, MN 55474               2004                Inc., since 2001 and Chief
Age 52                                                  Compliance Officer, RiverSource
                                                        Investments, LLC  since 2005; Vice
                                                        President and Chief Compliance
                                                        Officer - Asset Management and
                                                        Insurance, Ameriprise Financial
                                                        Services, Inc., since 2001;
                                                        Partner, Arthur Andersen Regulatory
                                                        Risk Services, 1998-2001

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

--------------------------------------------------------------------------------
40 -- RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2005 ANNUAL REPORT

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

RiverSource Investments, LLC (RiverSource), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial, formerly American Express Financial Corporation), serves as the investment manager to the Fund. Under an investment management services agreement (the IMS Agreement), the investment manager provides investment advice and other services to the Fund. Throughout the year, the Fund's Board of Directors (the Board) and the Board's Investment Review and Contracts Committees monitor these services.

Ameriprise Financial had served as investment manager to the Fund until Sept. 29, 2005. On that date, and pursuant to the consent of the Board, Ameriprise Financial transferred its rights, title, and interest and its burdens and obligations under the IMS Agreement to RiverSource, its wholly-owned subsidiary.

Each year, the Board determines whether to continue the IMS Agreement by evaluating the quality and level of services received and the costs associated with those services. To assist the Board in making this determination, the investment manager prepares detailed reports for the Board and its Contracts Committee in March and April and provides data prepared by independent organizations. The Board gives considerable weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the IMS Agreement.

BACKGROUND

This past year, prior to the Board's annual review process, on Feb. 1, 2005, American Express Company, the former parent of Ameriprise Financial, announced its intention to pursue a spin-off of Ameriprise Financial by distributing shares of the common stock of Ameriprise Financial to shareholders of American Express Company. Following this announcement, the Board determined to proceed with its annual review process and, after thorough review of the reports and data provided, at a meeting held in person on April 14, 2005, the Board, including all of its independent members, determined that the quality and level of advisory services provided pursuant to the IMS Agreement were satisfactory and that fees were fair and reasonable. However, in light of the announced plans of the spin-off, the Board approved continuation of the IMS Agreement with Ameriprise Financial for only an interim period ending on the later of (i) the effective date of the spin-off; or (ii) the approval of a new IMS Agreement with Ameriprise Financial (or its subsidiary) by the shareholders of the Fund, but in no event for a period longer than one year.

During the course of the six-month period following the April 2005 meeting, the Board evaluated whether to approve new investment management services agreements for each of the funds within the Ameriprise Financial fund complex (together, the Funds) with post-spin Ameriprise Financial (or RiverSource). Independent counsel, Schulte Roth & Zabel LLP (Schulte), assisted the Boards in fulfilling their statutory and other responsibilities associated with the spin-off and the resulting consideration of new contracts, including the new IMS Agreement. The Board and its committees were provided with a wealth of written and oral information in this regard. Furthermore, in connection with the Board's considerations as to whether post-spin Ameriprise Financial, as an entity independent from American Express Company, would be capable of continuing to provide a high quality of services to the Funds, the Board's independent members retained their own financial adviser, Credit Suisse First

--------------------------------------------------------------------------------
41 -- RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2005 ANNUAL REPORT

Boston LLC (CSFB), to assist them in analyzing the capital adequacy of post-spin Ameriprise Financial. (The costs of independent counsel and CSFB and of additional meetings of the Boards were borne by Ameriprise Financial as part of the commitment of the American Express Company to ensure a complete and thorough review of the proposed spin-off and its effect on the services provided by Ameriprise Financial and its subsidiaries.) At a meeting of the Board held on Sept. 8, 2005, the Board, including all of its independent members, approved, and recommended that shareholders approve, a proposed new IMS Agreement with RiverSource (the New IMS Agreement). A meeting of the Fund's shareholders is expected to be held on Feb. 15, 2006 to consider approval of the New IMS Agreement. If approved, the New IMS Agreement would take effect shortly after the shareholder meeting. The following section, "Board Considerations Related to the New IMS Agreement," provides a detailed discussion of the Board's considerations and determinations respecting the New IMS Agreement.

BOARD CONSIDERATIONS RELATED TO THE NEW IMS AGREEMENT

In carrying out its legal responsibilities associated with the consideration of the New IMS Agreement, the Board evaluated the following factors:

NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY POST-SPIN AMERIPRISE FINANCIAL (AND ITS SUBSIDIARIES)

The Board recognized that only a few months had passed since its April 2005 conclusion that the nature, extent and quality of services provided by Ameriprise Financial were satisfactory and consistent with those that would be expected for a fund family of the size of the Funds and its determination to renew the IMS Agreement for the interim period. However, the Board also recognized the need to supplement this assessment with an evaluation of whether the spin-off or other factors would result in changes to the advisory services being provided under the current IMS Agreement.

The Board focused its evaluation on the following factors potentially impacting the nature, extent and quality of advisory services to be provided by Ameriprise
Financial: (i) Ameriprise Financial's projected capital structure and capital adequacy as a stand-alone entity; (ii) its legal and regulatory risks; (iii) its ability to retain and attract personnel; and (iv) its ability to successfully re-brand its products and services. Based on extensive presentations and reports by Ameriprise Financial, CSFB and Schulte, the Board concluded that the proposed capital structure (which includes certain indemnification commitments made by American Express Company) should enable RiverSource to continue to provide a high quality and level of advisory services to the Fund. In making this determination, the Board took into account representations by management of Ameriprise Financial that projected capital levels would allow Ameriprise Financial and RiverSource to meet legal and compliance responsibilities, build their distribution network, pursue technological upgrades, make capital commitments necessary to retain and attract key personnel devoted to legal and compliance responsibilities, portfolio management and distribution, and pursue smaller asset management acquisitions to help grow the asset management business. The Board accorded significant weight to CSFB's confirmation as to the reasonableness of the proposed capital structure. The Board also considered the fact that there were no expected departures of key personnel involved in the portfolio management, operations and marketing of the Funds as a result of the announcement of the spin-off.

--------------------------------------------------------------------------------
42 -- RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2005 ANNUAL REPORT

The Board concluded that, based on all of the materials and information provided, post-spin Ameriprise Financial (including RiverSource) would be in a position to continue to provide a high quality and level of advisory services to the Fund.

INVESTMENT PERFORMANCE

The Board next focused on investment performance. The Board reviewed reports documenting the Fund's performance over one-, three- and/or five-year periods, as well as the entire period during which its current portfolio manager has managed the Fund, and compared to relevant Lipper and market indices. The Board took into account its determination in April 2005 that although investment performance approximated the median, investment performance had not met expectations but performance was appropriate in light of management style and market conditions.

The Board also considered that it had been receiving monthly performance reports for the Fund and that there had been no significant deviations from April's overall performance data.

COST OF SERVICES PROVIDED

The Board evaluated comparative fees and the costs of services under the current IMS Agreement and the New IMS Agreement, including fees charged by Ameriprise Financial (including RiverSource and other subsidiaries) to institutional clients as well as those paid to subadvisers. The Board studied RiverSource's effort (i.e., its "pricing philosophy") to set substantially all Funds' total expense ratios at or below the median expense ratio of comparable mutual funds (as compiled by Lipper). The Board observed that the proposed advisory fee changes are designed to work in tandem with proposed changes to administrative services fees. It also noted that RiverSource has agreed to voluntarily impose expense caps or waivers to achieve this pricing objective whenever the expense ratio exceeded the median expense ratio by more than three basis points (unless the higher ratio was due to the impact of the performance fee adjustment or was due to the added costs associated with having subadvisers manage the Fund). The Board considered that advisory fees under the New IMS Agreement would stay the same. The Board also took into account the effect of the proposed performance incentive adjustment on the advisory fee. In this regard, the Board recalled its past determinations regarding the appropriateness of (i) the use of the relevant index for the performance comparison; (ii) the methodology for determining when the Board may change an index used to calculate the performance incentive adjustment; (iii) the periods used for averaging the Fund's assets and computing investment performance; and (iv) the length of the period over which performance is computed. Furthermore, the Board considered that there was limited opportunity for the Fund to achieve large-scale growth and thus provide RiverSource with potential economies of scale.

The Board next considered the expected profitability to Ameriprise Financial and RiverSource derived from their relationship with the Fund, recalling the April 2005 determination that the profitability level was appropriate. The Board noted that projected profitability of Ameriprise Financial would allow it to operate effectively and, at the same time, reinvest in RiverSource and its other asset management businesses. The Board also considered that the proposed changes in advisory fees and the mergers of certain other Funds would result in revenue gains to Ameriprise Financial, but that these increases would not materially alter profit margins due to expected increases in costs associated with the spin-off, particularly re-branding and

--------------------------------------------------------------------------------
43 -- RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2005 ANNUAL REPORT separation. CSFB also reported that Ameriprise Financial's projected level of return on equity was generally reasonable in light of the returns on equity of its industry competitors. In evaluating profitability, the Board also considered the benefits Ameriprise Financial obtains through the use of commission dollars paid on portfolio transactions for the Fund and from other business relationships that result from managing the Fund. The Board also considered the fees charged by Ameriprise Financial (and its subsidiaries) to institutional clients as well as the fees paid to, and charged by, subadvisers, noting the differences in services provided in each case. In light of these considerations, the Board concluded that projected profitability levels were appropriate.

ECONOMIES OF SCALE

The Board also considered the "breakpoints" in fees that would be triggered as Fund net asset levels grew and the extent to which shareholders would benefit from such growth. The Board observed that the revised fee schedules under the proposed New IMS Agreement would continue to provide breakpoints similar to those in place pursuant to the current IMS Agreement. Accordingly, the Board concluded that the proposed New IMS Agreement provides adequate opportunity for shareholders to realize benefits as Fund assets grow.

OTHER CONSIDERATIONS

In addition, the Board accorded weight to the fact that, under the New IMS Agreement, RiverSource Investments is held to a higher standard of care than under the current IMS Agreement. The Board also noted Ameriprise Financial's commitment to a culture that adheres to ethical business practice, assigns accountability to senior management and seeks to identify conflicts and propose appropriate action to minimize the risks posed by the conflicts.

Furthermore, the Board recognized that it was not limited to considering management's proposed New IMS Agreement. In this regard, the Board evaluated the circumstances under which it would consider the retention of an investment adviser different from RiverSource Investments. The Board concluded, based on its consultation with independent counsel, that pursuing the retention of a different adviser was not necessary, primarily because, in its best judgment, Ameriprise Financial continues to be basically the same organization (from a functional and managerial standpoint) as it was prior to the spin-off. The Board reasoned that shareholders purchased shares of the Fund with an expectation that the current investment advisory organization would be servicing the Fund.

--------------------------------------------------------------------------------
44 -- RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2005 ANNUAL REPORT

PROXY VOTING

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website www.riversource.com/funds; or by searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283; by looking at the website www.riversource.com/funds; or by searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------
45 -- RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2005 ANNUAL REPORT

[RIVERSOURCE(SM) INVESTMENTS LOGO]

RIVERSOURCE INVESTMENTS
200 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. RiverSource Funds are managed by RiverSource Investments, LLC and distributed by Ameriprise Financial Services, Inc., Member NASD. Both companies are part of Ameriprise Financial, Inc.

                                                                S-6259 G (12/05)

ANNUAL REPORT                                 [RIVERSOURCE(SM) INVESTMENTS LOGO]


RIVERSOURCE(SM)
INTERNATIONAL SELECT VALUE FUND


ANNUAL REPORT FOR THE
PERIOD ENDED OCT. 31, 2005


> RIVERSOURCE INTERNATIONAL SELECT VALUE FUND (FORMERLY AXP(R) PARTNERS INTERNATIONAL SELECT VALUE FUND) SEEKS TO PROVIDE SHAREHOLDERS WITH LONG-TERM CAPITAL GROWTH.

TABLE OF CONTENTS

Fund Snapshot                                                                  3
Performance Summary                                                            4
Questions & Answers  with Portfolio Management                                 5
The Fund's Long-term Performance                                               8
Investments in Securities                                                     10
Financial Statements                                                          14
Notes to Financial Statements                                                 17
Report of Independent Registered Public Accounting Firm                       29
Federal Income Tax Information                                                30
Fund Expenses Example                                                         31
Board Members and Officers                                                    33
Approval of Investment Management Services Agreement                          36
Proxy Voting                                                                  40

[DALBAR RATED FOR COMMUNICATION 2005 LOGO]

American Express(R) Funds'* reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

* As of Oct. 1, 2005, the RiverSource brand replaced "American Express" as the name of the American Express Funds.

--------------------------------------------------------------------------------
2 -- RIVERSOURCE INTERNATIONAL SELECT VALUE FUND -- 2005 ANNUAL REPORT

FUND SNAPSHOT
                                AT OCT. 31, 2005

PORTFOLIO MANAGERS

ALLIANCE CAPITAL MANAGEMENT L.P.

PORTFOLIO MANAGERS     SINCE   YEARS IN INDUSTRY
Kevin F. Simms         1/04          16
Henry S. D'Auria       1/04          17

FUND OBJECTIVE

The Fund seeks to provide shareholders with long-term capital growth.

Inception dates by class
A: 9/28/01      B: 9/28/01      C: 9/28/01      I: 3/4/04       Y: 9/28/01

Ticker symbols by class
A: APIAX        B: AXIBX        C: APICX        I: APRIX        Y: --

Total net assets             $1.386 billion

Number of holdings                      101

[CHART]

STYLE MATRIX

                          STYLE
            VALUE         BLEND       GROWTH
SIZE
LARGE        /X/           / /          / /
MEDIUM       /X/           / /          / /
SMALL        /X/           / /          / /

SHADING WITHIN THE STYLE MATRIX INDICATES AREAS IN WHICH THE FUND GENERALLY INVESTS.

[CHART]

COUNTRY COMPOSITION

PERCENTAGE OF PORTFOLIO ASSETS

Japan                              28.7%
France                             14.8%
United Kingdom                     14.6%
Germany                             9.9%
Netherlands                         4.9%
Italy                               4.4%
Spain                               4.4%
Canada                              3.2%
Switzerland                         2.8%
Belgium                             2.0%
Australia                           1.9%
Austria                             1.7%
Singapore                           1.6%
Sweden                              1.4%
Cash & Short-Term Securities        1.1%
Other*                              2.6%

*Includes Denmark, Finland, Hong Kong and Norway.

TOP TEN HOLDINGS

PERCENTAGE OF PORTFOLIO ASSETS

Eni (Italy)                                     2.9%
Sumitomo Mitsui Financial Group (Japan)         2.4
ING Groep (Netherlands)                         2.4
Toyota Motor (Japan)                            2.2
Total (France)                                  2.2
E.ON (Germany)                                  2.1
ORIX (Japan)                                    2.0
Sanofi-Aventis (France)                         2.0
Arcelor (France)                                2.0
Assurances Generales de France (AFG) (France)   2.0

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Investment products, including shares of mutual funds, involve investment risks including possible loss of principal and fluctuation in value.

International investing involves increased risk and volatility, not typically associated with domestic investing, due to changes in currency exchange rates, foreign government regulations, differences in auditing and accounting standards, potential political and economic instability, limited liquidity, and volatile prices. The risks of international investing are particularly significant in emerging markets.

Stocks of small- and mid-capitalization companies involve substantial risk. Historically, these stocks have experienced greater price volatility than stocks of larger companies, and they can be expected to do so in the future.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3 -- RIVERSOURCE INTERNATIONAL SELECT VALUE FUND -- 2005 ANNUAL REPORT

PERFORMANCE SUMMARY

[CHART]

                             PERFORMANCE COMPARISON
                        FOR THE YEAR ENDED OCT. 31, 2005

RiverSource International Select Value Fund Class A (excluding sales charge)                    +21.53%
Morgan Stanley Capital International (MSCI) EAFE GDP Weighted, Half-Hedged Index (unmanaged)    +23.08%
Morgan Stanley Capital International (MSCI) EAFE Index (unmanaged)                              +18.59%
Lipper International Multi-Cap Value Funds Index                                                +18.42%

(see "The Fund's Long-term Performance" for Index descriptions)

THE PERFORMANCE INFORMATION SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF YOUR INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION SHOWN. YOU MAY OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END BY CALLING (800) 862-7919 OR VISITING www.riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding lipper) and taxes.

AVERAGE ANNUAL TOTAL RETURNS

                          CLASS A               CLASS B               CLASS C          CLASS I    CLASS Y
                         (9/28/01)             (9/28/01)             (9/28/01)        (3/4/04)   (9/28/01)
                                                       AFTER                 AFTER
(INCEPTION DATES)    NAV(1)     POP(2)     NAV(1)     CDSC(3)    NAV(1)     CDSC(4)    NAV(5)     NAV(6)
AT OCT. 31, 2005
1 year               +21.53%    +14.54%    +20.52%    +15.52%    +20.55%    +19.55%    +21.93%    +21.69%
3 years              +25.25%    +22.80%    +24.33%    +23.46%    +24.28%    +24.28%       N/A     +25.43%
Since inception      +15.70%    +14.04%    +14.84%    +14.52%    +14.81%    +14.81%    +18.00%    +15.88%

AT SEPT. 30, 2005
1 year               +27.61%    +20.26%    +26.55%    +21.55%    +26.73%    +25.73%    +28.27%    +27.87%
3 years              +28.51%    +25.99%    +27.52%    +26.69%    +27.52%    +27.52%       N/A     +28.73%
Since inception      +16.98%    +15.26%    +16.12%    +15.80%    +16.12%    +16.12%    +21.54%    +17.20%

(1)  EXCLUDING SALES CHARGE.
(2)  RETURNS AT PUBLIC OFFERING PRICE (POP) REFLECT A SALES CHARGE OF 5.75%.
(3)  RETURNS AT MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC). CDSC APPLIES AS
     FOLLOWS: FIRST YEAR 5%; SECOND AND THIRD YEAR 4%; FOURTH YEAR 3%; FIFTH YEAR 2%; SIXTH YEAR 1%; NO SALES CHARGE THEREAFTER.
(4)  1% CDSC APPLIES TO REDEMPTIONS MADE WITHIN THE FIRST YEAR OF PURCHASE.
(5) SALES CHARGE IS NOT APPLICABLE TO THESE SHARES. SHARES AVAILABLE TO ELIGIBLE INVESTORS ONLY, CURRENTLY LIMITED TO RIVERSOURCE PORTFOLIO BUILDER FUNDS, SIX AFFILIATED FUNDS-OF-FUNDS.
(6) SALES CHARGE IS NOT APPLICABLE TO THESE SHARES. SHARES AVAILABLE TO INSTITUTIONAL INVESTORS ONLY.

--------------------------------------------------------------------------------
4 -- RIVERSOURCE INTERNATIONAL SELECT VALUE FUND -- 2005 ANNUAL REPORT

QUESTIONS & ANSWERS
  WITH PORTFOLIO MANAGEMENT

RIVERSOURCE INTERNATIONAL SELECT VALUE FUND ROSE 21.53% FOR THE FISCAL YEAR ENDED OCT. 31, 2005 (CLASS A SHARES, EXCLUDING SALES CHARGE), UNDERPERFORMING ITS BENCHMARK, THE MSCI EAFE GDP WEIGHTED, HALF-HEDGED INDEX, WHICH GAINED 23.08%. THE FUND OUTPERFORMED THE BROADER MSCI EAFE INDEX, WHICH ROSE 18.59% DURING THE SAME PERIOD. IN ADDITION, THE FUND OUTPERFORMED ITS PEER GROUP, AS REPRESENTED BY THE LIPPER INTERNATIONAL MULTI-CAP VALUE FUNDS INDEX, WHICH POSTED A RETURN OF 18.42%.

ALLIANCE CAPITAL MANAGEMENT L.P. (ALLIANCEBERNSTEIN) MANAGES THE PORTFOLIO OF RIVERSOURCE INTERNATIONAL SELECT VALUE FUND. BELOW, ALLIANCEBERNSTEIN DISCUSSES THE FUND'S POSITIONING AND RESULTS FOR FISCAL YEAR 2005.

Q: WHAT FACTORS SIGNIFICANTLY AFFECTED THE FUND'S PERFORMANCE FOR THE ANNUAL PERIOD?

A: The Fund's energy holdings, which benefited as the price of oil soared during the period, positively impacted the Fund's performance. Positions in Japan's Nippon Mining Holdings, Canadian Natural Resources and Spanish oil and energy company Repsol YPF were among the biggest contributors. The Fund's industrial commodities holdings were also strong, especially Sumitomo Metal Inds and Kobe Steel in Japan. In addition to rebounding prices for steel, these companies benefited from signs of an ongoing economic recovery in Japan.

     Stock selection, particularly in the finance, capital equipment and technology sectors, was the biggest detractor from performance. Within finance, investors fear that an increase in bad debts could erode earnings putting pressure on a number of the Fund's holdings, such as Royal Bank of Scotland Group and Bank of Nova Scotia. However, we believe these fears are overblown and that the outlook for bank earnings is much healthier than the currently depressed valuations suggest. We are particularly enthusiastic about Royal Bank of Scotland Group, a high quality franchise with superior management and an impressive track record in controlling costs and increasing its earnings. Our research suggests that the company is likely to continue to achieve above-average revenue growth from its diverse business mix.

     Alcan, a Canadian producer of aluminum and packaging materials, was another leading detractor from performance during the period. We now believe that excess capacity in the aluminum markets will persist longer than we had originally forecast. We are also less optimistic about the company's ability to extract costs from Alcan's recent merger with Pechiney.

--------------------------------------------------------------------------------
5 -- RIVERSOURCE INTERNATIONAL SELECT VALUE FUND -- 2005 ANNUAL REPORT

QUESTIONS & ANSWERS

> THE FUND'S ENERGY HOLDINGS, WHICH BENEFITED AS THE PRICE OF OIL SOARED DURING THE PERIOD, POSITIVELY IMPACTED THE FUND'S PERFORMANCE.

Q:   WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO AND WHY?

A: The Fund's largest sector positions include energy, finance, capital equipment and industrial commodities. However, the Fund's single stock positions within these sectors have changed modestly as we sell securities that have appreciated in price and rotate into more attractive opportunities. For example, within finance, we sold portions of Promise and Aiful, two Japanese consumer finance companies, and purchased ORIX, a diversified financial firm that we believe is more attractive.

Q:   HOW ARE YOU POSITIONING THE PORTFOLIO FOR THE COMING MONTHS?

A: Our fundamental research effort continues to pinpoint several raw materials producers as a source of some of the best value opportunities, especially steel companies such as JFE Holdings and Arcelor. Energy companies also remain attractive. Our analytic framework gives credit to strong stock price momentum and high levels of current profitability when they reflect fundamentals that our research validates. In this case, oil companies are generating a healthy supply of cash in the near term, which is likely to flow back to shareholders. As a result, we are maintaining our exposure to energy stocks.

--------------------------------------------------------------------------------
6 -- RIVERSOURCE INTERNATIONAL SELECT VALUE FUND -- 2005 ANNUAL REPORT

QUESTIONS & ANSWERS

     More broadly, investors remain unwilling to pay the kinds of premium valuations they typically assign to growth companies. At the other end of the spectrum, we are just not seeing the economic upsets or industrial stresses that tend to create valuation distortions. Thus, valuations across and within sectors remain compressed, reducing the market's value opportunities as we measure them. Accordingly, our sector weights are smaller than normal and little changed from previous quarters. We continue to rely on our extensive bottom-up research resources to uncover the stock-specific opportunities that do exist.

--------------------------------------------------------------------------------
7 -- RIVERSOURCE INTERNATIONAL SELECT VALUE FUND -- 2005 ANNUAL REPORT

THE FUND'S LONG-TERM PERFORMANCE

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource International Select Value Fund Class A shares (from 10/1/01 to 10/31/05)* as compared to the performance of three widely cited performance indices, MSCI EAFE GDP Weighted, Half-Hedged Index, MSCI EAFE Index and the Lipper International Multi-Cap Value Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

THE PERFORMANCE INFORMATION SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF YOUR INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION SHOWN. YOU MAY OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END BY CALLING (800) 862-7919 OR VISITING www.riversource.com/funds. ALSO SEE "PAST PERFORMANCE" IN THE FUND'S CURRENT PROSPECTUS.

* Fund data is from Sept. 28, 2001. MSCI EAFE GDP Weighted, Half-Hedged Index, MSCI EAFE Index and Lipper peer group data is from Oct. 1, 2001.

[CHART]

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE INTERNATIONAL SELECT VALUE FUND

                                                        10/1/01      10/01       10/02         10/03       10/04        10/05
RiverSource International Select Value Fund Class A
(includes sales charge)                                 $ 9,425     $ 9,572      $8,711       $11,516     $14,083      $17,115
Morgan Stanley Capital International (MSCI) EAFE GDP
Weighted, Half-Hedged Index(1)                          $10,000     $10,306      $8,492       $10,443     $12,136      $14,936
Morgan Stanley Capital International (MSCI) EAFE
Index(2)                                                $10,000     $10,256      $8,930       $11,392     $13,587      $16,113
Lipper International Multi-Cap Value Funds Index(3)     $10,000     $10,249      $9,371       $12,336     $14,762      $17,481

--------------------------------------------------------------------------------
8 -- RIVERSOURCE INTERNATIONAL SELECT VALUE FUND -- 2005 ANNUAL REPORT

COMPARATIVE RESULTS

RESULTS AT OCT. 31, 2005

                                                                                                                  SINCE
                                                                                        1 YEAR       3 YEARS    INCEPTION(4)
RIVERSOURCE INTERNATIONAL SELECT VALUE FUND (INCLUDES SALES CHARGE)
Class A  Cumulative value of $10,000                                                     $11,454      $18,518      $17,115
         Average annual total return                                                      +14.54%      +22.80%      +14.04%

MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE GDP WEIGHTED, HALF-HEDGED INDEX(1)
         Cumulative value of $10,000                                                     $12,308      $17,589      $14,936
         Average annual total return                                                      +23.08%      +20.71%      +10.32%

MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE INDEX(2)
         Cumulative value of $10,000                                                     $11,859      $18,043      $16,113
         Average annual total return                                                      +18.59%      +21.74%      +12.39%

LIPPER INTERNATIONAL MULTI-CAP VALUE FUNDS INDEX(3)
         Cumulative value of $10,000                                                     $11,842      $18,654      $17,481
         Average annual total return                                                      +18.42%      +23.10%      +14.66%

RESULTS FOR OTHER SHARE CLASSES CAN BE FOUND ON PAGE 4.

(1) The Morgan Stanley Capital International (MSCI) EAFE GDP Weighted, Half-Hedged Index, an unmanaged index, is compiled from a composite of securities of major stock markets in Europe, Australia and the Far East, with countries weighted according to gross domestic product and currency positions half-hedged. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.
(2) The Morgan Stanley Capital International (MSCI) EAFE Index, an unmanaged index, is compiled from a composite of securities markets of Europe, Australia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.
(3) The Lipper International Multi-Cap Value Funds Index includes the 10 largest international multi-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.
(4) Fund data is from Sept. 28, 2001. MSCI EAFE GDP Weighted, Half-Hedged Index, MSCI EAFE Index and Lipper peer group data is from Oct. 1, 2001.

DISTRIBUTION SUMMARY

THE TABLE BELOW DETAILS THE FUND'S INCOME AND CAPITAL GAIN DISTRIBUTIONS FOR THE FISCAL YEARS SHOWN. MORE INFORMATION ON THE OTHER CLASSES CAN BE FOUND IN THE FINANCIAL HIGHLIGHTS SECTION OF THIS REPORT'S NOTES TO FINANCIAL STATEMENTS.

                                                                  CLASS A
                                               ----------------------------------------------
                                                         SHORT-TERM      LONG-TERM
FISCAL YEAR ENDED                              INCOME   CAPITAL GAINS  CAPITAL GAINS    TOTAL
Oct. 31, 2005                                   $--         $--           $0.29         $0.29
Oct. 31, 2004                                    --          --              --            --
Oct. 31, 2003                                    --          --              --            --
Oct. 31, 2002                                    --          --              --            --
Oct. 31, 2001(1)                                 --          --              --            --

(1) For the period from Sept. 28, 2001 (when shares became publicly available) to Oct. 31, 2001.

--------------------------------------------------------------------------------
9 -- RIVERSOURCE INTERNATIONAL SELECT VALUE FUND -- 2005 ANNUAL REPORT

INVESTMENTS IN SECURITIES

RIVERSOURCE INTERNATIONAL SELECT VALUE FUND

OCT. 31, 2005

(PERCENTAGES REPRESENT VALUE OF INVESTMENTS COMPARED TO NET ASSETS)

ISSUER                                             SHARES             VALUE(a)
COMMON STOCKS (97.6%)(c)

AUSTRALIA (1.8%)
METALS & MINING (0.7%)
BlueScope Steel                                    1,440,000       $ 9,169,360
------------------------------------------------------------------------------

TRANSPORTATION INFRASTRUCTURE (1.1%)
Macquarie Airports                                 3,400,200         7,657,129
Macquarie Infrastructure Group                     3,354,600         8,630,756
                                                                  ------------
Total                                                               16,287,885
------------------------------------------------------------------------------

AUSTRIA (1.6%)
OIL & GAS
OMV                                                  422,500        22,795,371
------------------------------------------------------------------------------

BELGIUM (2.0%)
COMMERCIAL BANKS (0.8%)
KBC Group                                            140,100        11,418,235
------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (1.2%)
Delhaize Group                                       284,800        16,511,865
------------------------------------------------------------------------------

CANADA (3.2%)
COMMERCIAL BANKS (0.5%)
Bank of Nova Scotia                                  186,178         6,777,141
------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.7%)
TELUS                                                270,400        10,145,152
------------------------------------------------------------------------------

INSURANCE (0.5%)
Manulife Financial                                   129,300         6,729,950
------------------------------------------------------------------------------

OIL & GAS (1.5%)
Canadian Natural Resources                           503,200        20,575,384
------------------------------------------------------------------------------

DENMARK (0.7%)
COMMERCIAL BANKS
Danske Bank                                          324,200        10,169,098
------------------------------------------------------------------------------

FINLAND (0.7%)
INSURANCE
Sampo Cl A                                           669,800        10,275,155
------------------------------------------------------------------------------

FRANCE (14.6%)
AUTOMOBILES (2.7%)
Peugeot                                              179,800       $10,925,863
Renault                                              300,100        25,989,921
                                                                  ------------
Total                                                               36,915,784
------------------------------------------------------------------------------

COMMERCIAL BANKS (2.9%)
BNP Paribas                                           73,300         5,559,353
Credit Agricole                                      556,536        16,318,434
Societe Generale                                     167,000        19,073,906
                                                                  ------------
Total                                                               40,951,693
------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.3%)
France Telecom                                       163,680         4,255,214
------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.5%)
Thomson                                              399,800         7,537,664
------------------------------------------------------------------------------

INSURANCE (2.0%)
Assurances Generales de France (AFG)                285,300        27,172,053
------------------------------------------------------------------------------

METALS & MINING (2.0%)
Arcelor                                            1,147,680        27,252,577
------------------------------------------------------------------------------

OIL & GAS (2.2%)
Total                                                121,900        30,676,226
------------------------------------------------------------------------------

PHARMACEUTICALS (2.0%)
Sanofi-Aventis                                       340,426        27,272,894
------------------------------------------------------------------------------

GERMANY (9.7%)
AUTO COMPONENTS (1.8%)
Continental                                          334,900        25,595,871
------------------------------------------------------------------------------

COMMERCIAL BANKS (1.0%)
DEPFA Bank                                           888,580        13,859,685
------------------------------------------------------------------------------

ELECTRIC UTILITIES (2.1%)
E.ON                                                 320,300        29,022,413
------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.3%)
EPCOS                                                297,300(b)      3,605,042
------------------------------------------------------------------------------

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
10 -- RIVERSOURCE INTERNATIONAL SELECT VALUE FUND -- 2005 ANNUAL REPORT

ISSUER                                             SHARES             VALUE(a)
COMMON STOCKS (CONTINUED)

GERMANY (CONT.)
HEALTH CARE PROVIDERS & SERVICES (0.2%)
Fresenius Medical Care                                35,000(d)    $ 3,159,973
------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (0.9%)
Siemens                                              168,900        12,556,149
------------------------------------------------------------------------------

INSURANCE (1.7%)
Munich Re Group                                      198,000        23,230,023
------------------------------------------------------------------------------

MACHINERY (1.0%)
MAN                                                  311,200        14,431,761
------------------------------------------------------------------------------

PHARMACEUTICALS (0.7%)
Schering                                             152,100         9,378,052
------------------------------------------------------------------------------

HONG KONG (0.2%)
REAL ESTATE
Kerry Properties                                   1,330,000         3,334,746
------------------------------------------------------------------------------

ITALY (4.4%)
COMMERCIAL BANKS (1.5%)
Banca Intesa                                       3,105,875        14,506,622
UniCredito Italiano                                1,193,400         6,664,101
                                                                  ------------
Total                                                               21,170,723
------------------------------------------------------------------------------

OIL & GAS (2.9%)
Eni                                                1,465,000(d)     39,213,875
------------------------------------------------------------------------------

JAPAN (28.4%)
AUTOMOBILES (5.2%)
Honda Motor                                          469,000        26,085,807
Nissan Motor                                       1,384,300        14,513,762
Toyota Motor                                         661,900        30,695,256
                                                                  ------------
Total                                                               71,294,825
------------------------------------------------------------------------------

CHEMICALS (0.6%)
Mitsui Chemicals                                   1,317,000         7,890,696
------------------------------------------------------------------------------

COMMERCIAL BANKS (3.3%)
Mitsubishi UFJ Financial Group                         1,050        13,198,007
Sumitomo Mitsui Financial Group                        3,581        33,074,969
                                                                  ------------
Total                                                               46,272,976
------------------------------------------------------------------------------

CONSUMER FINANCE (3.0%)
Aiful                                                101,025         7,557,094
ORIX                                                 147,000        27,566,024
Promise                                               91,150         5,759,975
                                                                  ------------
Total                                                               40,883,093
------------------------------------------------------------------------------

ELECTRIC UTILITIES (1.0%)
Tokyo Electric Power                                 570,100       $14,176,328
------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (1.5%)
Hitachi                                            1,390,000         8,560,002
Kyocera                                              186,700        12,109,751
                                                                  ------------
Total                                                               20,669,753
------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (1.0%)
Circle K Sunkus                                      445,200        10,238,239
UNY                                                  296,000         3,689,735
                                                                  ------------
Total                                                               13,927,974
------------------------------------------------------------------------------

GAS UTILITIES (0.6%)
Tokyo Gas                                          2,122,000         8,345,595
------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (1.1%)
Sankyo                                                80,200         4,241,209
Sega Sammy Holdings                                  318,000        11,443,714
                                                                  ------------
Total                                                               15,684,923
------------------------------------------------------------------------------

METALS & MINING (4.0%)
JFE Holdings                                         738,900        22,955,085
Kobe Steel                                         5,157,000        15,237,812
Sumitomo Metal Inds                                4,790,000        16,584,898
                                                                  ------------
Total                                                               54,777,795
------------------------------------------------------------------------------

OFFICE ELECTRONICS (1.8%)
Canon                                                480,600        25,439,949
------------------------------------------------------------------------------

OIL & GAS (0.7%)
Nippon Mining Holdings                             1,364,500        10,131,507
------------------------------------------------------------------------------

PHARMACEUTICALS (0.5%)
Takeda Pharmaceutical                                125,400         6,874,153
------------------------------------------------------------------------------

ROAD & RAIL (0.9%)
East Japan Railway                                     2,019        11,996,855
------------------------------------------------------------------------------

TOBACCO (1.7%)
Japan Tobacco                                          1,446        22,862,043
------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (1.5%)
ITOCHU                                             2,071,000        14,196,216
Mitsui & Co                                          582,000         7,146,861
                                                                  ------------
Total                                                               21,343,077
------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
11 -- RIVERSOURCE INTERNATIONAL SELECT VALUE FUND -- 2005 ANNUAL REPORT

ISSUER                                             SHARES             VALUE(a)
COMMON STOCKS (CONTINUED)

NETHERLANDS (4.8%)
AEROSPACE & DEFENSE (1.0%)
European Aeronautic Defence and Space                423,370       $14,668,879
------------------------------------------------------------------------------

COMMERCIAL BANKS (0.5%)
ABN AMRO Holding                                     280,600         6,637,006
------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (2.3%)
ING Groep                                          1,136,124        32,766,802
------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.6%)
Koninklijke Philips Electronics                      305,500         7,989,064
------------------------------------------------------------------------------

OIL & GAS (0.4%)
Royal Dutch Shell Cl A                               160,000         4,933,573
------------------------------------------------------------------------------

NORWAY (0.8%)
DIVERSIFIED TELECOMMUNICATION SERVICES
Telenor                                            1,103,100        10,754,997
------------------------------------------------------------------------------

SINGAPORE (1.6%)
DIVERSIFIED TELECOMMUNICATION SERVICES (1.1%)
SingTel                                           10,677,786        14,712,880
------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.5%)
Flextronics Intl                                     788,300(b)      7,323,307
------------------------------------------------------------------------------

SPAIN (4.4%)
ELECTRIC UTILITIES (2.4%)
Endesa                                               870,300        21,608,566
UNION FENOSA                                         341,700        11,304,988
                                                                  ------------
Total                                                               32,913,554
------------------------------------------------------------------------------

OIL & GAS (1.6%)
Repsol YPF                                           721,900        21,502,553
------------------------------------------------------------------------------

TOBACCO (0.4%)
Altadis                                              140,400         5,958,298
------------------------------------------------------------------------------

SWEDEN (1.4%)
COMMERCIAL BANKS (0.7%)
Nordea Bank                                          975,400         9,558,261
------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.7%)
Svenska Cellulosa Cl B                               296,100         9,992,881
------------------------------------------------------------------------------

SWITZERLAND (2.8%)
CAPITAL MARKETS (1.1%)
Credit Suisse Group                                  353,000(b)    $15,615,508
------------------------------------------------------------------------------

METALS & MINING (1.4%)
Xstrata                                              824,590        18,890,594
------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.3%)
Micronas Semiconductor Holding                       125,700(b)      4,261,234
------------------------------------------------------------------------------

UNITED KINGDOM (14.4%)
AEROSPACE & DEFENSE (0.9%)
BAE Systems                                        2,082,100        12,182,804
------------------------------------------------------------------------------

COMMERCIAL BANKS (3.8%)
Barclays                                           1,753,500        17,376,553
HBOS                                               1,091,400        16,121,714
Royal Bank of Scotland Group                         701,500        19,424,865
                                                                  ------------
Total                                                               52,923,132
------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (1.0%)
J Sainsbury                                        2,670,062        13,189,394
------------------------------------------------------------------------------

FOOD PRODUCTS (0.7%)
Tate & Lyle                                        1,170,000         9,600,940
------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (1.5%)
InterContinental Hotels Group                        420,752         5,258,600
Punch Taverns                                        692,000         8,959,132
Whitbread                                            416,400         6,930,512
                                                                  ------------
Total                                                               21,148,244
------------------------------------------------------------------------------

HOUSEHOLD DURABLES (1.1%)
George Wimpey                                        813,000         5,891,010
Persimmon                                            300,000         4,578,573
Taylor Woodrow                                       867,500         4,809,266
                                                                  ------------
Total                                                               15,278,849
------------------------------------------------------------------------------

INSURANCE (2.2%)
Aviva                                              1,356,292        16,016,298
Friends Provident                                  3,780,080        11,793,713
Royal & SunAlliance Insurance Group                1,468,500         2,499,850
                                                                  ------------
Total                                                               30,309,861
------------------------------------------------------------------------------

MULTI-UTILITIES & UNREGULATED POWER (0.3%)
Intl Power                                           864,400         3,549,587
------------------------------------------------------------------------------

OIL & GAS (1.5%)
BP                                                 1,894,500        20,985,811
------------------------------------------------------------------------------

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12 -- RIVERSOURCE INTERNATIONAL SELECT VALUE FUND -- 2005 ANNUAL REPORT

ISSUER                                             SHARES             VALUE(a)
COMMON STOCKS (CONTINUED)

UNITED KINGDOM (CONT.)
PHARMACEUTICALS (0.7%)
GlaxoSmithKline                                      399,300    $   10,385,076
------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.7%)
Vodafone Group                                     3,680,800         9,663,452
------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $1,056,387,170)                                          $1,351,715,097
------------------------------------------------------------------------------

                                                   AMOUNT
                                     EFFECTIVE   PAYABLE AT
ISSUER                                 YIELD      MATURITY            VALUE(a)
SHORT-TERM SECURITIES (1.1%)(f)

COMMERCIAL PAPER
Charta LLC
  11-01-05                               4.05%   $12,100,000    $   12,098,639
Park Granada LLC
  11-01-05                               4.05      2,800,000(e)      2,799,685
------------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(Cost: $14,900,000)                                             $   14,898,324
------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $1,071,287,170)(g)                                       $1,366,613,421
==============================================================================

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c)   Foreign security values are stated in U.S. dollars.

(d) At Oct. 31, 2005, security was partially or fully on loan. See Note 5 to the financial statements.

(e) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Oct. 31, 2005, the value of these securities amounted to $2,799,685 or 0.2% of net assets.

(f) Partially pledged as initial margin deposit on the following open stock index futures contracts (see Note 7 to the financial statements):

      TYPE OF SECURITY                                                              CONTRACTS
      -----------------------------------------------------------------------------------------
      PURCHASE CONTRACTS

      Tokyo Price Index Future, Dec. 2005                                                 119

(g) At Oct. 31, 2005, the cost of securities for federal income tax purposes was $1,076,749,075 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                                    $312,451,888
      Unrealized depreciation                                                     (22,587,542)
      -----------------------------------------------------------------------------------------
      Net unrealized appreciation                                                $289,864,346
      -----------------------------------------------------------------------------------------

THE GLOBAL INDUSTRY CLASSIFICATION STANDARD (GICS) WAS DEVELOPED BY AND IS THE EXCLUSIVE PROPERTY OF MORGAN STANLEY CAPITAL INTERNATIONAL INC. AND STANDARD & POOR'S, A DIVISION OF THE MCGRAW-HILL COMPANIES, INC.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/funds.

--------------------------------------------------------------------------------
13 -- RIVERSOURCE INTERNATIONAL SELECT VALUE FUND -- 2005 ANNUAL REPORT

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

RIVERSOURCE INTERNATIONAL SELECT VALUE FUND

OCT. 31, 2005

ASSETS
Investments in securities, at value (Note 1)*
   (identified cost $1,071,287,170)                                                      $1,366,613,421
Foreign currency holdings (identified cost $2,720,500) (Note 1)                               2,690,568
Capital shares receivable                                                                       644,609
Dividends and accrued interest receivable                                                     2,889,244
Receivable for investment securities sold                                                       385,403
Unrealized appreciation on foreign currency contracts held, at value (Note 6)                13,483,378
Margin deposits on futures contracts (Note 7)                                                   311,813
U.S. government securities held as collateral (Note 5)                                       34,446,508
---------------------------------------------------------------------------------------------------------
Total assets                                                                              1,421,464,944
---------------------------------------------------------------------------------------------------------

LIABILITIES
Disbursements in excess of cash on demand deposit                                               889,718
Capital shares payable                                                                          134,381
Payable for investment securities purchased                                                      97,070
Payable upon return of securities loaned (Note 5)                                            34,446,508
Accrued investment management services fee                                                       95,166
Accrued distribution fee                                                                         46,656
Accrued service fee                                                                                   7
Accrued transfer agency fee                                                                      20,877
Accrued administrative services fee                                                               8,494
Other accrued expenses                                                                          198,602
---------------------------------------------------------------------------------------------------------
Total liabilities                                                                            35,937,479
---------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                       $1,385,527,465
=========================================================================================================

REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                                                 $    1,551,161
Additional paid-in capital                                                                  988,380,280
Undistributed net investment income                                                          28,195,786
Accumulated net realized gain (loss)                                                         57,235,521
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies (Notes 6 and 7)       310,164,717
---------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock                 $1,385,527,465
=========================================================================================================
Net assets applicable to outstanding shares:             Class A                         $  998,861,154
                                                         Class B                         $  307,576,476
                                                         Class C                         $   17,029,395
                                                         Class I                         $   61,144,808
                                                         Class Y                         $      915,632
Net asset value per share of outstanding capital stock:  Class A shares   111,046,133    $         9.00
                                                         Class B shares    35,286,756    $         8.72
                                                         Class C shares     1,954,898    $         8.71
                                                         Class I shares     6,727,163    $         9.09
                                                         Class Y shares       101,103    $         9.06
---------------------------------------------------------------------------------------------------------
* Including securities on loan, at value (Note 5)                                        $   34,377,500
---------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14 -- RIVERSOURCE INTERNATIONAL SELECT VALUE FUND -- 2005 ANNUAL REPORT

STATEMENT OF OPERATIONS

RIVERSOURCE INTERNATIONAL SELECT VALUE FUND

YEAR ENDED OCT. 31, 2005

INVESTMENT INCOME
Income:
Dividends                                                                     $ 34,024,198
Interest                                                                           478,854
Fee income from securities lending (Note 5)                                      1,048,509
   Less foreign taxes withheld                                                  (4,203,725)
--------------------------------------------------------------------------------------------
Total income                                                                    31,347,836
--------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                              10,340,380
Distribution fee
   Class A                                                                       2,092,138
   Class B                                                                       2,820,781
   Class C                                                                         147,657
Transfer agency fee                                                              2,148,170
Incremental transfer agency fee
   Class A                                                                         166,104
   Class B                                                                         106,746
   Class C                                                                           5,275
Service fee -- Class Y                                                                 666
Administrative services fees and expenses                                          861,655
Compensation of board members                                                       10,626
Custodian fees                                                                     241,772
Printing and postage                                                               384,120
Registration fees                                                                  135,506
Audit fees                                                                          23,000
Other                                                                               38,798
--------------------------------------------------------------------------------------------
Total expenses                                                                  19,523,394
   Earnings credits on cash balances (Note 2)                                      (20,824)
--------------------------------------------------------------------------------------------
Total net expenses                                                              19,502,570
--------------------------------------------------------------------------------------------
Investment income (loss)-- net                                                  11,845,266
--------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                                               60,158,871
   Foreign currency transactions                                                 9,608,201
   Futures contracts                                                             1,919,298
--------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                         71,686,370
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies          131,005,718
--------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                          202,692,088
--------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations               $214,537,354
============================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15 -- RIVERSOURCE INTERNATIONAL SELECT VALUE FUND -- 2005 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

RIVERSOURCE INTERNATIONAL SELECT VALUE FUND

YEAR ENDED OCT. 31,                                                           2005               2004
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                          $   11,845,266      $  3,125,388
Net realized gain (loss) on investments                                      71,686,370        31,729,910
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies       131,005,718       102,183,190
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations             214,537,354       137,038,488
-----------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net realized gain
      Class A                                                               (25,324,943)               --
      Class B                                                                (9,029,520)               --
      Class C                                                                  (471,404)               --
      Class I                                                                  (960,567)               --
      Class Y                                                                   (19,103)               --
-----------------------------------------------------------------------------------------------------------
Total distributions                                                         (35,805,537)               --
-----------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
   Class A shares (Note 2)                                                  375,279,287       247,088,416
   Class B shares                                                           111,687,513        73,466,294
   Class C shares                                                             5,569,305         3,957,704
   Class I shares                                                            41,163,007        25,184,988
   Class Y shares                                                               347,440           190,512
Reinvestment of distributions at net asset value
   Class A shares                                                            24,993,555                --
   Class B shares                                                             8,899,018                --
   Class C shares                                                               453,066                --
   Class I shares                                                               960,160                --
   Class Y shares                                                                18,515                --
Payments for redemptions
   Class A shares                                                          (156,469,077)      (81,001,881)
   Class B shares (Note 2)                                                  (73,574,789)      (43,510,360)
   Class C shares (Note 2)                                                   (2,961,896)       (1,915,249)
   Class I shares                                                            (9,589,149)       (4,828,372)
   Class Y shares                                                               (42,248)          (19,852)
-----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions           326,733,707       218,612,200
-----------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                     505,465,524       355,650,688
Net assets at beginning of year                                             880,061,941       524,411,253
-----------------------------------------------------------------------------------------------------------
Net assets at end of year                                                $1,385,527,465      $880,061,941
===========================================================================================================
Undistributed net investment income                                      $   28,195,786      $  1,904,276
-----------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16 -- RIVERSOURCE INTERNATIONAL SELECT VALUE FUND -- 2005 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

RIVERSOURCE INTERNATIONAL SELECT VALUE FUND
(FORMERLY AXP PARTNERS INTERNATIONAL SELECT VALUE FUND)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Partners International Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Partners International Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in equity securities of issuers in countries that are part of the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australia and the Far
East) Index and Canada.

The Fund offers Class A, Class B, Class C and Class Y shares.

- Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

- Class C shares may be subject to a CDSC.

- Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At Oct. 31, 2005, Ameriprise Financial, Inc. (Ameriprise Financial) (formerly American Express Financial Corporation) and the RiverSource Portfolio Builder Funds owned 100% of Class I shares, which represented 4.41% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. Pursuant to procedures adopted by the Board of Directors of the funds, Ameriprise Financial utilizes Fair Value Pricing (FVP). FVP determinations are made in

--------------------------------------------------------------------------------
17 -- RIVERSOURCE INTERNATIONAL SELECT VALUE FUND -- 2005 ANNUAL REPORT good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

--------------------------------------------------------------------------------
18 -- RIVERSOURCE INTERNATIONAL SELECT VALUE FUND -- 2005 ANNUAL REPORT

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Oct. 31, 2005, foreign currency holdings consisted of multiple denominations.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with all sections of the Internal Revenue
Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $14,446,244 and accumulated net realized gain has been decreased by $14,446,244.

--------------------------------------------------------------------------------
19 -- RIVERSOURCE INTERNATIONAL SELECT VALUE FUND -- 2005 ANNUAL REPORT

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED OCT. 31,                                      2005            2004
--------------------------------------------------------------------------------
CLASS A
Distributions paid from:
      Ordinary income                             $        --             $--
      Long-term capital gain                       25,324,943              --

CLASS B
Distributions paid from:
      Ordinary income                                      --              --
      Long-term capital gain                        9,029,520              --

CLASS C
Distributions paid from:
      Ordinary income                                      --              --
      Long-term capital gain                          471,404              --

CLASS I*
Distributions paid from:
      Ordinary income                                      --              --
      Long-term capital gain                          960,567              --

CLASS Y
Distributions paid from:
      Ordinary income                                      --              --
      Long-term capital gain                           19,103              --

* Inception date is March 4, 2004.

At Oct. 31, 2005, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                     $ 36,376,377
Accumulated long-term gain (loss)                                 $ 54,516,835
Unrealized appreciation (depreciation)                            $304,702,812

DIVIDENDS TO SHAREHOLDERS

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------
20 -- RIVERSOURCE INTERNATIONAL SELECT VALUE FUND -- 2005 ANNUAL REPORT

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. Prior to Oct. 1, 2005, investment management services were provided by Ameriprise Financial. The management fee is a percentage of the Fund's average daily net assets that declines from 0.90% to 0.775% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper International Multi-Cap Value Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $303,325 for the year ended Oct. 31, 2005.

Under the current Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% annually as the Fund's assets increase. Prior to Oct. 1, 2005, the fee percentage of the Fund's average daily net assets declined from 0.08% to 0.055% annually as the Fund's assets increased. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the Board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

The Investment Manager has a Subadvisory Agreement with Alliance Capital Management L.P.

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (formerly American Express Client Service Corporation) (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

- Class A $19.50
- Class B $20.50
- Class C $20.00
- Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

Beginning May 20, 2005, the Transfer Agent implemented an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

--------------------------------------------------------------------------------
21 -- RIVERSOURCE INTERNATIONAL SELECT VALUE FUND -- 2005 ANNUAL REPORT

The Fund has agreements with Ameriprise Financial Services, Inc. (formerly American Express Financial Advisors Inc.) (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $3,203,125 for Class A, $220,682 for Class B and $1,346 for Class C for the year ended Oct. 31, 2005.

During the year ended Oct. 31, 2005, the Fund's custodian and transfer agency fees were reduced by $20,824 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company (formerly American Express Trust Company), an affiliate of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $565,914,376 and $247,763,837, respectively, for the year ended Oct. 31, 2005. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with the subadvisers were $8,829 for the year ended Oct. 31, 2005.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                               YEAR ENDED OCT. 31, 2005
                                        CLASS A         CLASS B         CLASS C       CLASS I          CLASS Y
Sold                                   45,019,345     13,842,020        689,080      4,903,088         40,740
Issued for reinvested distributions     3,151,772      1,149,745         58,611        120,321          2,323
Redeemed                              (18,660,838)    (8,912,365)      (364,913)    (1,150,316)        (5,097)
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease)                29,510,279      6,079,400        382,778      3,873,093         37,966
-----------------------------------------------------------------------------------------------------------------

                                                               YEAR ENDED OCT. 31, 2004
                                        CLASS A         CLASS B         CLASS C       CLASS I*         CLASS Y
Sold                                   35,111,341     10,670,642        575,829      3,482,399         26,551
Issued for reinvested distributions            --             --             --             --             --
Redeemed                              (11,388,843)    (6,264,629)      (276,098)      (628,329)        (2,766)
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease)                23,722,498      4,406,013        299,731      2,854,070         23,785
-----------------------------------------------------------------------------------------------------------------

* Inception date is March 4, 2004.

--------------------------------------------------------------------------------
22 -- RIVERSOURCE INTERNATIONAL SELECT VALUE FUND -- 2005 ANNUAL REPORT

5. LENDING OF PORTFOLIO SECURITIES

At Oct. 31, 2005, securities valued at $34,377,500 were on loan to brokers. For collateral, the Fund received U.S. government securities valued at $34,446,508. Income from securities lending amounted to $1,048,509 for the year ended Oct. 31, 2005. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. FORWARD FOREIGN CURRENCY CONTRACTS

At Oct. 31, 2005, the Fund has forward foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

                                         CURRENCY TO   CURRENCY TO   UNREALIZED    UNREALIZED
EXCHANGE DATE                           BE DELIVERED   BE RECEIVED  APPRECIATION  DEPRECIATION
------------------------------------------------------------------------------------------------
Dec. 15, 2005                            187,335,000   232,911,731  $ 7,875,632           $--

                              European Monetary Unit   U.S. Dollar

Dec. 15, 2005                          7,814,000,000    71,311,887    3,845,217            --

                                        Japanese Yen   U.S. Dollar

Dec. 15, 2005                            137,820,000    18,420,701    1,056,438            --

                                       Swedish Krona   U.S. Dollar

Dec. 15, 2005                             23,620,000    19,099,988      706,091            --

                                         Swiss Franc   U.S. Dollar
------------------------------------------------------------------------------------------------
Total                                                               $13,483,378           $--
------------------------------------------------------------------------------------------------

7. STOCK INDEX FUTURES CONTRACTS

At Oct. 31, 2005, $311,813 was held in a margin deposit account as collateral to cover initial margin deposits on 119 open purchase contracts denominated in Japanese Yen. The notional market value of the open purchase contracts at Oct. 31, 2005 was $14,823,883 with a net unrealized gain of $1,454,401. See "Summary of significant accounting policies" and "Notes to investments in securities."

8. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 20, 2005. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with The Bank of New York. The Fund had no borrowings outstanding during the year ended Oct. 31, 2005.

--------------------------------------------------------------------------------
23 -- RIVERSOURCE INTERNATIONAL SELECT VALUE FUND -- 2005 ANNUAL REPORT

9. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

FISCAL PERIOD ENDED OCT. 31,                                         2005      2004      2003       2002         2001(b)
PER SHARE INCOME AND CAPITAL CHANGES(a)

Net asset value, beginning of period                               $ 7.68    $ 6.28   $ 4.75      $ 5.23       $ 5.14
----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                          .08       .01      .04         .02           --
Net gains (losses) (both realized and unrealized)                    1.53      1.39     1.49        (.50)         .09
----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                     1.61      1.40     1.53        (.48)         .09
----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                                    (.29)       --       --          --           --
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 9.00    $ 7.68   $ 6.28      $ 4.75       $ 5.23
----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                            $  999    $  626   $  363      $  163       $   16
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                     1.48%     1.52%    1.65%(d)    1.64%(d)    1.65%(d),(e)
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets    1.18%      .65%     .87%        .77%       (1.33%)(e)
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)              22%       23%      18%         13%          --%
----------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                     21.53%    22.29%   32.21%      (9.18%)       1.75%(g)
----------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Sept. 28, 2001 (when shares became publicly available) to Oct. 31, 2001.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class A would have been 1.68%, 1.82% and 10.15% for the periods ended Oct. 31, 2003, 2002 and 2001, respectively.
(e) Adjusted to an annual basis.
(f) Total return does not reflect payment of a sales charge.
(g) Not annualized.

--------------------------------------------------------------------------------
24 -- RIVERSOURCE INTERNATIONAL SELECT VALUE FUND -- 2005 ANNUAL REPORT

CLASS B

FISCAL PERIOD ENDED OCT. 31,                                         2005      2004     2003        2002         2001(b)
PER SHARE INCOME AND CAPITAL CHANGES(a)

Net asset value, beginning of period                               $ 7.51    $ 6.18   $ 4.71      $ 5.22       $ 5.14
-----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                          .04        --       --          --         (.01)
Net gains (losses) (both realized and unrealized)                    1.46      1.33     1.47        (.51)         .09
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                     1.50      1.33     1.47        (.51)         .08
-----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                                    (.29)       --       --          --           --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 8.72    $ 7.51   $ 6.18      $ 4.71       $ 5.22
-----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                            $  308    $  219   $  153      $   77       $    4
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                     2.25%     2.28%    2.42%(d)    2.41%(d)     2.42%(d),(e)
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets     .42%     (.10%)    .12%        .01%       (1.99%)(e)
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)              22%       23%      18%         13%          --%
-----------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                     20.52%    21.52%   31.21%      (9.77%)       1.56%(g)
-----------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Sept. 28, 2001 (when shares became publicly available) to Oct. 31, 2001.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 2.46%, 2.59% and 10.92% for the periods ended Oct. 31, 2003, 2002 and 2001, respectively.
(e) Adjusted to an annual basis.
(f) Total return does not reflect payment of a sales charge.
(g) Not annualized.

--------------------------------------------------------------------------------
25 -- RIVERSOURCE INTERNATIONAL SELECT VALUE FUND -- 2005 ANNUAL REPORT

CLASS C

FISCAL PERIOD ENDED OCT. 31,                                         2005      2004     2003        2002         2001(b)
PER SHARE INCOME AND CAPITAL CHANGES(a)

Net asset value, beginning of period                               $ 7.50    $ 6.18   $ 4.71      $ 5.22       $ 5.14
-----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                          .05        --       --          --         (.01)
Net gains (losses) (both realized and unrealized)                    1.45      1.32     1.47        (.51)         .09
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                     1.50      1.32     1.47        (.51)         .08
-----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                                    (.29)       --       --          --           --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 8.71    $ 7.50   $ 6.18      $ 4.71       $ 5.22
-----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                            $   17    $   12   $    8      $    3       $   --
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                     2.25%     2.28%    2.42%(d)    2.42%(d)     2.42%(d),(e)
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets     .40%     (.11%)    .13%        .02%       (2.06%)(e)
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)              22%       23%      18%         13%          --%
-----------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                     20.55%    21.36%   31.21%      (9.77%)       1.56%(g)
-----------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Sept. 28, 2001 (when shares became publicly available) to Oct. 31, 2001.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class C would have been 2.47%, 2.59% and 10.92% for the periods ended Oct. 31, 2003, 2002 and 2001, respectively.
(e) Adjusted to an annual basis.
(f) Total return does not reflect payment of a sales charge.
(g) Not annualized.

--------------------------------------------------------------------------------
26 -- RIVERSOURCE INTERNATIONAL SELECT VALUE FUND -- 2005 ANNUAL REPORT

CLASS I

FISCAL PERIOD ENDED OCT. 31,                                         2005      2004(b)
PER SHARE INCOME AND CAPITAL CHANGES(a)

Net asset value, beginning of period                               $ 7.73    $ 7.16
---------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                          .09       .10
Net gains (losses) (both realized and unrealized)                    1.56       .47
---------------------------------------------------------------------------------------
Total from investment operations                                     1.65       .57
---------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                                    (.29)       --
---------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 9.09    $ 7.73
---------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                            $   61    $   22
---------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                     1.03%     1.08%(d)
---------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets    1.79%      .90%(d)
---------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)              22%       23%
---------------------------------------------------------------------------------------
Total return(e)                                                     21.93%     7.96%(f)
---------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Inception date is March 4, 2004.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) Adjusted to an annual basis.
(e) Total return does not reflect payment of a sales charge.
(f) Not annualized.

--------------------------------------------------------------------------------
27 -- RIVERSOURCE INTERNATIONAL SELECT VALUE FUND -- 2005 ANNUAL REPORT

CLASS Y

FISCAL PERIOD ENDED OCT. 31,                                         2005      2004     2003        2002         2001(b)
PER SHARE INCOME AND CAPITAL CHANGES(a)

Net asset value, beginning of period                               $ 7.72    $ 6.30   $ 4.76      $ 5.23       $ 5.14
----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                          .09       .02      .05         .03           --
Net gains (losses) (both realized and unrealized)                    1.54      1.40     1.49        (.50)         .09
----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                     1.63      1.42     1.54        (.47)         .09
----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                                    (.29)       --       --          --           --
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 9.06    $ 7.72   $ 6.30      $ 4.76       $ 5.23
----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                            $    1    $   --   $   --      $   --       $   --
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                     1.31%     1.35%    1.47%(d)    1.45%(d)     1.48%(d),(e)
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets    1.29%      .85%     .88%       1.01%       (1.23%)(e)
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)              22%       23%      18%         13%          --%
----------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                     21.69%    22.54%   32.35%      (8.99%)       1.75%(g)
----------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Sept. 28, 2001 (when shares became publicly available) to Oct. 31, 2001.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class Y would have been 1.50%, 1.65% and 9.98% for the periods ended Oct. 31, 2003, 2002 and 2001, respectively.
(e) Adjusted to an annual basis.
(f) Total return does not reflect payment of a sales charge.
(g) Not annualized.

--------------------------------------------------------------------------------
28 -- RIVERSOURCE INTERNATIONAL SELECT VALUE FUND -- 2005 ANNUAL REPORT

REPORT OF INDEPENDENT
                                               REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD AND SHAREHOLDERS
AXP PARTNERS INTERNATIONAL SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of RiverSource International Select Value Fund (a series of AXP Partners International Series, Inc.) as of October 31, 2005, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended October 31, 2005, and the financial highlights for each of the years in the four-year period ended October 31, 2005, and for the period from September 28, 2001 (when shares became publicly available) to October 31, 2001. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource International Select Value Fund as of October 31, 2005, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.


KPMG LLP
Minneapolis, Minnesota
December 20, 2005

--------------------------------------------------------------------------------
29 -- RIVERSOURCE INTERNATIONAL SELECT VALUE FUND -- 2005 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

RIVERSOURCE INTERNATIONAL SELECT VALUE FUND
FISCAL YEAR ENDED OCT. 31, 2005

CLASS A

CAPITAL GAIN DISTRIBUTION -- TAXABLE AS LONG-TERM CAPITAL GAIN.

PAYABLE DATE                                                             PER SHARE
Dec. 20, 2004                                                             $0.29396

CLASS B

CAPITAL GAIN DISTRIBUTION -- TAXABLE AS LONG-TERM CAPITAL GAIN.

PAYABLE DATE                                                             PER SHARE
Dec. 20, 2004                                                             $0.29396

CLASS C

CAPITAL GAIN DISTRIBUTION -- TAXABLE AS LONG-TERM CAPITAL GAIN.

PAYABLE DATE                                                             PER SHARE
Dec. 20, 2004                                                             $0.29396

CLASS I

CAPITAL GAIN DISTRIBUTION -- TAXABLE AS LONG-TERM CAPITAL GAIN.

PAYABLE DATE                                                             PER SHARE
Dec. 20, 2004                                                             $0.29396

CLASS Y

CAPITAL GAIN DISTRIBUTION -- TAXABLE AS LONG-TERM CAPITAL GAIN.

PAYABLE DATE                                                             PER SHARE
Dec. 20, 2004                                                             $0.29396

--------------------------------------------------------------------------------
30 -- RIVERSOURCE INTERNATIONAL SELECT VALUE FUND -- 2005 ANNUAL REPORT

FUND EXPENSES EXAMPLE
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Oct. 31, 2005.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
31 -- RIVERSOURCE INTERNATIONAL SELECT VALUE FUND -- 2005 ANNUAL REPORT

                                                     BEGINNING        ENDING         EXPENSES          ANNUALIZED
                                                   ACCOUNT VALUE   ACCOUNT VALUE   PAID DURING           EXPENSE
                                                    MAY 1, 2005    OCT. 31, 2005   THE PERIOD(a)          RATIO
Class A
  Actual(b)                                            $1,000        $1,129.20       $ 7.88(c)            1.46%
  Hypothetical (5% return before expenses)             $1,000        $1,017.94       $ 7.47(c)            1.46%
Class B
  Actual(b)                                            $1,000        $1,125.20       $12.01(c)            2.23%
  Hypothetical (5% return before expenses)             $1,000        $1,014.04       $11.38(c)            2.23%
Class C
  Actual(b)                                            $1,000        $1,123.90       $12.00(c)            2.23%
  Hypothetical (5% return before expenses)             $1,000        $1,014.04       $11.38(c)            2.23%
Class I
  Actual(b)                                            $1,000        $1,132.00       $ 5.46(c)            1.01%
  Hypothetical (5% return before expenses)             $1,000        $1,020.22       $ 5.17(c)            1.01%
Class Y
  Actual(b)                                            $1,000        $1,131.10       $ 6.97(c)            1.29%
  Hypothetical (5% return before expenses)             $1,000        $1,018.80       $ 6.60(c)            1.29%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended Oct. 31, 2005: +12.92% for Class A, +12.52% for Class B, +12.39% for Class C, +13.20% for Class I and +13.11% for Class Y.
(c) Effective Oct. 1, 2005, the Fund's Board of Directors approved a change to the fee schedule under the Administrative Services Agreement between Ameriprise Financial and the Fund. If the revised fee schedule under the Administrative Services Agreement had been in place for the entire six-month period ended Oct. 31, 2005, the actual expenses paid would have been $7.93 for Class A, $12.06 for Class B, $12.06 for Class C, $5.51 for Class I and $7.02 for Class Y; the hypothetical expenses paid would have been $7.52 for Class A, $11.43 for Class B, $11.43 for Class C, $5.22 for Class I and $6.65 for Class Y.

--------------------------------------------------------------------------------
32 -- RIVERSOURCE INTERNATIONAL SELECT VALUE FUND -- 2005 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 5 Master Trust portfolios and 90 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                     POSITION HELD
ADDRESS,                  WITH FUND AND             PRINCIPAL OCCUPATION           OTHER
AGE                       LENGTH OF SERVICE         DURING PAST FIVE YEARS         DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------
Arne H. Carlson           Board member              Chair, Board Services
901 S. Marquette Ave.     since 1999                Corporation (provides
Minneapolis, MN 55402                               administrative services to
Age 71                                              boards); former Governor of
                                                    Minnesota

Philip J. Carroll, Jr.*   Board member              Retired Chairman and CEO,      Scottish Power PLC,
901 S. Marquette Ave.     since 2002                Fluor Corporation              Vulcan Materials
Minneapolis, MN 55402                               (engineering and               Company, Inc.
Age 67                                              construction)                  (construction
                                                                                   materials/chemicals)

Patricia M. Flynn         Board member              Trustee Professor of
901 S. Marquette Ave.     since 2004                Economics and Management,
Minneapolis, MN 55402                               Bentley College; former
Age 54                                              Dean, McCallum Graduate
                                                    School of Business, Bentley
                                                    College

Anne P. Jones             Board member              Attorney and Consultant
901 S. Marquette Ave.     since 1985
Minneapolis, MN 55402
Age 70

Jeffrey Laikind           Board member              Former Managing Director,      American Progressive
901 S. Marquette Ave.     since 2005                Shikiar Asset Management       Insurance
Minneapolis, MN 55402
Age 70

Stephen R. Lewis, Jr.     Board member              President Emeritus and         Valmont Industries, Inc.
901 S. Marquette Ave.     since 2002                Professor of Economics,        (manufactures irrigation
Minneapolis, MN 55402                               Carleton College               systems)
Age 65

* Phillip J. Carroll, Jr. retired as a member of the Board, effective Nov. 10, 2005.

--------------------------------------------------------------------------------
33 -- RIVERSOURCE INTERNATIONAL SELECT VALUE FUND -- 2005 ANNUAL REPORT

NAME,                     POSITION HELD
ADDRESS,                  WITH FUND AND             PRINCIPAL OCCUPATION           OTHER
AGE                       LENGTH OF SERVICE         DURING PAST FIVE YEARS         DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------
Catherine James Paglia    Board member              Director, Enterprise Asset     Strategic Distribution,
901 S. Marquette Ave.     since 2004                Management, Inc. (private      Inc. (transportation,
Minneapolis, MN 55402                               real estate and asset          distribution and
Age 53                                              management company)            logistics consultants)

Alan K. Simpson           Board member              Former three-term United
1201 Sunshine Ave.        since 1997                States Senator for Wyoming
Cody, WY 82414
Age 74

Alison Taunton-Rigby      Board member              Chief Executive Officer,       Hybridon, Inc.
901 S. Marquette Ave.     since 2002                RiboNovix, Inc. since 2003     (biotechnology);
Minneapolis, MN 55402                               (biotechnology); former        American Healthways,
Age 61                                              President, Forester Biotech    Inc. (health management
                                                                                   programs)

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS**

NAME,                     POSITION HELD
ADDRESS,                  WITH FUND AND             PRINCIPAL OCCUPATION           OTHER
AGE                       LENGTH OF SERVICE         DURING PAST FIVE YEARS         DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------
William F. Truscott       Board member              President - U.S. Asset
53600 Ameriprise          since 2001,               Management and Chief
Financial Center          Vice President            Investment Officer,
Minneapolis, MN 55474     since 2002                Ameriprise Financial, Inc.
Age 45                                              and President, Chairman of
                                                    the Board and Chief
                                                    Investment Officer,
                                                    RiverSource Investments, LLC
                                                    since 2005; Senior Vice
                                                    President - Chief Investment
                                                    Officer, Ameriprise
                                                    Financial, Inc. and Chairman
                                                    of the Board and Chief
                                                    Investment Officer,
                                                    RiverSource Investments,
                                                    LLC,  2001-2005; former
                                                    Chief Investment Officer and
                                                    Managing Director, Zurich
                                                    Scudder Investments

** Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

--------------------------------------------------------------------------------
34 -- RIVERSOURCE INTERNATIONAL SELECT VALUE FUND -- 2005 ANNUAL REPORT

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS

NAME,                     POSITION HELD
ADDRESS,                  WITH FUND AND             PRINCIPAL OCCUPATION           OTHER
AGE                       LENGTH OF SERVICE         DURING PAST FIVE YEARS         DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------
Jeffrey P. Fox            Treasurer                 Vice President - Investment
105 Ameriprise            since 2002                Accounting, Ameriprise
Financial Center                                    Financial, Inc., since 2002;
Minneapolis, MN 55474                               Vice President - Finance,
Age 50                                              American Express Company,
                                                    2000-2002; Vice President -
                                                    Corporate Controller,
                                                    Ameriprise Financial, Inc.,
                                                    1996-2000

Paula R. Meyer            President                 Senior Vice President -
596 Ameriprise            since 2002                Mutual Funds, Ameriprise
Financial Center                                    Financial, Inc., since 2002
Minneapolis, MN 55474                               and Senior Vice President,
Age 51                                              RiverSource Investments, LLC
                                                    since 2004; Vice President
                                                    and Managing Director -
                                                    American Express Funds,
                                                    Ameriprise Financial, Inc.,
                                                    2000-2002; Vice President,
                                                    Ameriprise Financial, Inc.,
                                                    1998-2000

Leslie L. Ogg             Vice President,           President of Board Services
901 S. Marquette Ave.     General Counsel,          Corporation
Minneapolis, MN 55402     and Secretary
Age 67                    since 1978

Beth E. Weimer            Chief Compliance          Vice President and Chief
172 Ameriprise            Officer since 2004        Compliance Officer,
Financial Center                                    Ameriprise Financial, Inc.,
Minneapolis, MN 55474                               since 2001 and Chief
Age 52                                              Compliance Officer,
                                                    RiverSource Investments, LLC
                                                    since 2005; Vice President
                                                    and Chief Compliance
                                                    Officer - Asset Management
                                                    and Insurance, Ameriprise
                                                    Financial Services, Inc.,
                                                    since 2001; Partner, Arthur
                                                    Andersen Regulatory Risk
                                                    Services, 1998-2001

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

--------------------------------------------------------------------------------
35 -- RIVERSOURCE INTERNATIONAL SELECT VALUE FUND -- 2005 ANNUAL REPORT

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

RiverSource Investments, LLC (RiverSource), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial, formerly American Express Financial Corporation), serves as the investment manager to the Fund. Under an investment management services agreement (the IMS Agreement), the investment manager provides investment advice and other services to the Fund. Throughout the year, the Fund's Board of Directors (the Board) and the Board's Investment Review and Contracts Committees monitor these services.

Ameriprise Financial had served as investment manager to the Fund until Sept. 29, 2005. On that date, and pursuant to the consent of the Board, Ameriprise Financial transferred its rights, title, and interest and its burdens and obligations under the IMS Agreement to RiverSource, its wholly-owned subsidiary.

Each year, the Board determines whether to continue the IMS Agreement by evaluating the quality and level of services received and the costs associated with those services. To assist the Board in making this determination, the investment manager prepares detailed reports for the Board and its Contracts Committee in March and April and provides data prepared by independent organizations. The Board gives considerable weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the IMS Agreement.

BACKGROUND

This past year, prior to the Board's annual review process, on Feb. 1, 2005, American Express Company, the former parent of Ameriprise Financial, announced its intention to pursue a spin-off of Ameriprise Financial by distributing shares of the common stock of Ameriprise Financial to shareholders of American Express Company. Following this announcement, the Board determined to proceed with its annual review process and, after thorough review of the reports and data provided, at a meeting held in person on April 14, 2005, the Board, including all of its independent members, determined that the quality and level of advisory services provided pursuant to the IMS Agreement were satisfactory and that fees were fair and reasonable. However, in light of the announced plans of the spin-off, the Board approved continuation of the IMS Agreement with Ameriprise Financial for only an interim period ending on the later of (i) the effective date of the spin-off; or (ii) the approval of a new IMS Agreement with Ameriprise Financial (or its subsidiary) by the shareholders of the Fund, but in no event for a period longer than one year.

During the course of the six-month period following the April 2005 meeting, the Board evaluated whether to approve new investment management services agreements for each of the funds within the Ameriprise Financial fund complex (together, the Funds) with post-spin Ameriprise Financial (or RiverSource). Independent counsel, Schulte Roth & Zabel LLP (Schulte), assisted the Boards in fulfilling their statutory and other responsibilities associated with the spin-off and the resulting consideration of new contracts, including the new IMS Agreement. The Board and its committees were provided with a wealth of written and oral information in this regard. Furthermore, in connection with the Board's considerations as to whether post-spin Ameriprise Financial, as an entity independent from American Express Company, would be capable of continuing to provide a high quality of services to the Funds,

--------------------------------------------------------------------------------
36 -- RIVERSOURCE INTERNATIONAL SELECT VALUE FUND -- 2005 ANNUAL REPORT the Board's independent members retained their own financial adviser, Credit Suisse First Boston LLC (CSFB), to assist them in analyzing the capital adequacy of post-spin Ameriprise Financial. (The costs of independent counsel and CSFB and of additional meetings of the Boards were borne by Ameriprise Financial as part of the commitment of the American Express Company to ensure a complete and thorough review of the proposed spin-off and its effect on the services provided by Ameriprise Financial and its subsidiaries.) At a meeting of the Board held on Sept. 8, 2005, the Board, including all of its independent members, approved, and recommended that shareholders approve, a proposed new IMS Agreement with RiverSource (the New IMS Agreement). A meeting of the Fund's shareholders is expected to be held on Feb. 15, 2006 to consider approval of the New IMS Agreement. If approved, the New IMS Agreement would take effect shortly after the shareholder meeting. The following section, "Board Considerations Related to the New IMS Agreement," provides a detailed discussion of the Board's considerations and determinations respecting the New IMS Agreement.

BOARD CONSIDERATIONS RELATED TO THE NEW IMS AGREEMENT

In carrying out its legal responsibilities associated with the consideration of the New IMS Agreement, the Board evaluated the following factors:

NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY POST-SPIN AMERIPRISE FINANCIAL (AND ITS SUBSIDIARIES)

The Board recognized that only a few months had passed since its April 2005 conclusion that the nature, extent and quality of services provided by Ameriprise Financial were satisfactory and consistent with those that would be expected for a fund family of the size of the Funds and its determination to renew the IMS Agreement for the interim period. However, the Board also recognized the need to supplement this assessment with an evaluation of whether the spin-off or other factors would result in changes to the advisory services being provided under the current IMS Agreement.

The Board focused its evaluation on the following factors potentially impacting the nature, extent and quality of advisory services to be provided by Ameriprise
Financial: (i) Ameriprise Financial's projected capital structure and capital adequacy as a stand-alone entity; (ii) its legal and regulatory risks; (iii) its ability to retain and attract personnel; and (iv) its ability to successfully re-brand its products and services. Based on extensive presentations and reports by Ameriprise Financial, CSFB and Schulte, the Board concluded that the proposed capital structure (which includes certain indemnification commitments made by American Express Company) should enable RiverSource to continue to provide a high quality and level of advisory services to the Fund. In making this determination, the Board took into account representations by management of Ameriprise Financial that projected capital levels would allow Ameriprise Financial and RiverSource to meet legal and compliance responsibilities, build their distribution network, pursue technological upgrades, make capital commitments necessary to retain and attract key personnel devoted to legal and compliance responsibilities, portfolio management and distribution, and pursue smaller asset management acquisitions to help grow the asset management business. The Board accorded significant weight to CSFB's confirmation as to the reasonableness of the proposed capital structure. The Board also considered the fact that there were no expected departures of key personnel involved in the portfolio management, operations and marketing of the Funds as a result of the announcement of the spin-off.

--------------------------------------------------------------------------------
37 -- RIVERSOURCE INTERNATIONAL SELECT VALUE FUND -- 2005 ANNUAL REPORT

The Board concluded that, based on all of the materials and information provided, post-spin Ameriprise Financial (including RiverSource) would be in a position to continue to provide a high quality and level of advisory services to the Fund.

INVESTMENT PERFORMANCE

The Board next focused on investment performance. The Board reviewed reports documenting the Fund's performance over one-, three- and/or five-year periods, as well as the entire period during which its current portfolio manager has managed the Fund, and compared to relevant Lipper and market indices. The Board took into account its determination in April 2005 that investment performance met expectations.

The Board also considered that it had been receiving monthly performance reports for the Fund and that there had been no significant deviations from April's overall performance data.

COST OF SERVICES PROVIDED

The Board evaluated comparative fees and the costs of services under the current IMS Agreement and the New IMS Agreement, including fees charged by Ameriprise Financial (including RiverSource and other subsidiaries) to institutional clients as well as those paid to subadvisers. The Board studied RiverSource's effort (i.e., its "pricing philosophy") to set substantially all Funds' total expense ratios at or below the median expense ratio of comparable mutual funds (as compiled by Lipper). The Board observed that the proposed advisory fee changes are designed to work in tandem with proposed changes to administrative services fees. It also noted that RiverSource has agreed to voluntarily impose expense caps or waivers to achieve this pricing objective whenever the expense ratio exceeded the median expense ratio by more than three basis points (unless the higher ratio was due to the impact of the performance fee adjustment or was due to the added costs associated with having subadvisers manage the Fund). The Board considered that advisory fees under the New IMS Agreement would stay the same. The Board also took into account the effect of the proposed performance incentive adjustment on the advisory fee. In this regard, the Board recalled its past determinations regarding the appropriateness of (i) the use of the relevant index for the performance comparison; (ii) the methodology for determining when the Board may change an index used to calculate the performance incentive adjustment; (iii) the periods used for averaging the Fund's assets and computing investment performance; and (iv) the length of the period over which performance is computed. Furthermore, the Board considered that there was limited opportunity for the Fund to achieve large-scale growth and thus provide RiverSource with potential economies of scale.

The Board next considered the expected profitability to Ameriprise Financial and RiverSource derived from their relationship with the Fund, recalling the April 2005 determination that the profitability level was appropriate. The Board noted that projected profitability of Ameriprise Financial would allow it to operate effectively and, at the same time, reinvest in RiverSource and its other asset management businesses. The Board also considered that the proposed changes in advisory fees and the mergers of certain other Funds would result in revenue gains to Ameriprise Financial, but that these increases would not materially alter profit margins due to expected increases in costs associated with the spin-off, particularly re-branding and separation. CSFB also reported that Ameriprise Financial's projected level of return on equity was generally reasonable in light of the returns on equity of its industry competitors.

--------------------------------------------------------------------------------
38 -- RIVERSOURCE INTERNATIONAL SELECT VALUE FUND -- 2005 ANNUAL REPORT

In evaluating profitability, the Board also considered the benefits Ameriprise Financial obtains through the use of commission dollars paid on portfolio transactions for the Fund and from other business relationships that result from managing the Fund. The Board also considered the fees charged by Ameriprise Financial (and its subsidiaries) to institutional clients as well as the fees paid to, and charged by, subadvisers, noting the differences in services provided in each case. In light of these considerations, the Board concluded that projected profitability levels were appropriate.

ECONOMIES OF SCALE

The Board also considered the "breakpoints" in fees that would be triggered as Fund net asset levels grew and the extent to which shareholders would benefit from such growth. The Board observed that the revised fee schedules under the proposed New IMS Agreement would continue to provide breakpoints similar to those in place pursuant to the current IMS Agreement. Accordingly, the Board concluded that the proposed New IMS Agreement provides adequate opportunity for shareholders to realize benefits as Fund assets grow.

OTHER CONSIDERATIONS

In addition, the Board accorded weight to the fact that, under the New IMS Agreement, RiverSource Investments is held to a higher standard of care than under the current IMS Agreement. The Board also noted Ameriprise Financial's commitment to a culture that adheres to ethical business practice, assigns accountability to senior management and seeks to identify conflicts and propose appropriate action to minimize the risks posed by the conflicts.

Furthermore, the Board recognized that it was not limited to considering management's proposed New IMS Agreement. In this regard, the Board evaluated the circumstances under which it would consider the retention of an investment adviser different from RiverSource Investments. The Board concluded, based on its consultation with independent counsel, that pursuing the retention of a different adviser was not necessary, primarily because, in its best judgment, Ameriprise Financial continues to be basically the same organization (from a functional and managerial standpoint) as it was prior to the spin-off. The Board reasoned that shareholders purchased shares of the Fund with an expectation that the current investment advisory organization would be servicing the Fund.

--------------------------------------------------------------------------------
39 -- RIVERSOURCE INTERNATIONAL SELECT VALUE FUND -- 2005 ANNUAL REPORT

PROXY VOTING

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website www.riversource.com/funds; or by searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283; by looking at the website www.riversource.com/funds; or by searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------
40 -- RIVERSOURCE INTERNATIONAL SELECT VALUE FUND -- 2005 ANNUAL REPORT

[RIVERSOURCE(SM) INVESTMENTS LOGO]


RIVERSOURCE INVESTMENTS
200 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. RiverSource Funds are managed by RiverSource Investments, LLC and distributed by Ameriprise Financial Services, Inc., Member NASD. Both companies are part of Ameriprise Financial, Inc.

                                                                S-6242 J (12/05)

ANNUAL REPORT

[RIVERSOURCE(SM) INVESTMENTS LOGO]


RIVERSOURCE(SM)
INTERNATIONAL SMALL CAP FUND


ANNUAL REPORT ENCLOSED
FOR THE PERIOD ENDED
OCT. 31, 2005

> RIVERSOURCE INTERNATIONAL SMALL CAP FUND (FORMERLY AXP(R) PARTNERS
  INTERNATIONAL SMALL CAP FUND) SEEKS TO PROVIDE SHAREHOLDERS WITH LONG-TERM GROWTH OF CAPITAL.

TABLE OF CONTENTS

Fund Snapshot                                             3
Performance Summary                                       4
Questions & Answers
  with Portfolio Management                               5
The Fund's Long-term Performance                         10
Investments in Securities                                12
Financial Statements                                     21
Notes to Financial Statements                            24
Report of Independent Registered
  Public Accounting Firm                                 37
Federal Income Tax Information                           38
Fund Expenses Example                                    40
Board Members and Officers                               42
Approval of Investment Management
  Services Agreement                                     45
Proxy Voting                                             49


[DALBAR RATED FOR COMMUNICATION 2005 LOGO]


American Express(R) Funds'* reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

* As of Oct. 1, 2005, the RiverSource brand replaced "American Express" as the name of the American Express Funds.

--------------------------------------------------------------------------------
2 -- RIVERSOURCE INTERNATIONAL SMALL CAP FUND -- 2005 ANNUAL REPORT

FUND SNAPSHOT AT OCT. 31, 2005

PORTFOLIO MANAGERS

TEMPLETON INVESTMENT COUNSEL, LLC

PORTFOLIO MANAGERS                SINCE    YEARS IN INDUSTRY
Cindy Sweeting, CFA               10/02          21
Tucker Scott, CFA                 10/02          14
Simon Rudolph, ACA                10/02          19

WELLINGTON MANAGEMENT INTERNATIONAL LTD

PORTFOLIO MANAGER                 SINCE    YEARS IN INDUSTRY
Edward L. Makin                   10/02          18

FUND OBJECTIVE

The Fund seeks to provide shareholders with long-term growth of capital.

Inception dates by class

A: 10/3/02 B: 10/3/02 C: 10/3/02 I: 3/4/04 Y: 10/3/02

Ticker symbols by class

A: AISCX   B: APNBX   C: --      I: --     Y: --

Total net assets                    $93.7 million
Number of holdings                            244

STYLE MATRIX

                         STYLE
            VALUE         BLEND       GROWTH
SIZE
LARGE        / /           / /          / /
MEDIUM       / /           / /          / /
SMALL        / /           /X/          / /

SHADING WITHIN THE STYLE MATRIX INDICATES AREAS IN WHICH THE FUND GENERALLY INVESTS.

[CHART]

COUNTRY COMPOSITION

PERCENTAGE OF PORTFOLIO ASSETS

Japan                                      21.3%
United Kingdom                             13.4%
Netherlands                                 6.3%
Australia                                   6.2%
Canada                                      5.7%
Hong Kong                                   5.1%
Germany                                     4.4%
South Korea                                 3.8%
Switzerland                                 3.3%
Finland                                     2.7%
Taiwan                                      2.6%
Thailand                                    2.6%
China                                       2.5%
Sweden                                      2.5%
France                                      2.2%
Cash & Short-Term Securities                2.0%
Italy                                       1.9%
Malaysia                                    1.7%
Denmark                                     1.5%
India                                       1.4%
Spain                                       1.0%
Other*                                      5.9%

* Includes Bahamas, Belgium, Brazil, Greece, Indonesia, Israel, Liechtenstein, Luxembourg, Mexico, Norway, Russia, Singapore and South Africa.

TOP TEN HOLDINGS

PERCENTAGE OF PORTFOLIO ASSETS

Bodycote Intl (United Kingdom)              1.1%
Kobayashi Pharmaceutical (Japan)            1.0
Pusan Bank (South Korea)                    1.0
Union Tool (Japan)                          0.9
China Oilfield Services Cl H (China)        0.9
OPG Groep (Netherlands)                     0.9
Sohgo Security Services (Japan)             0.9
Yule Catto & Co (United Kingdom)            0.9
D-Link (Taiwan)                             0.9
D Carnegie & Co (Sweden)                    0.9

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Investment products, including shares of mutual funds, involve investment risks including possible loss of principal and fluctuation in value.

International investing involves increased risk and volatility, not typically associated with domestic investing, due to changes in currency exchange rates, foreign government regulations, differences in auditing and accounting standards, potential political and economic instability, limited liquidity, and volatile prices. The risks of international investing are particularly significant in emerging markets.

Stocks of small-capitalization companies involve substantial risk. Historically, these stocks have experienced greater price volatility than stocks of larger companies, and they can be expected to do so in the future.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3 -- RIVERSOURCE INTERNATIONAL SMALL CAP FUND -- 2005 ANNUAL REPORT

PERFORMANCE SUMMARY

[CHART]

                             PERFORMANCE COMPARISON
                        FOR THE YEAR ENDED OCT. 31, 2005

RiverSource International Small Cap Fund Class A (excluding sales charge)             +17.70%
S&P/Citigroup Global Equity Index ex-U.S. Less Than $2 billion Index (unmanaged)      +26.83%
Lipper International Small-Cap Funds Index                                            +26.54%

(see "The Fund's Long-term Performance" for Index descriptions)

THE PERFORMANCE INFORMATION SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF YOUR INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION SHOWN. YOU MAY OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END BY CALLING (800) 862-7919 OR VISITING www.riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

AVERAGE ANNUAL TOTAL RETURNS

                                CLASS A             CLASS B             CLASS C        CLASS I   CLASS Y
                               (10/3/02)           (10/3/02)           (10/3/02)      (3/4/04)  (10/3/02)
                                                          AFTER               AFTER
(INCEPTION DATES)           NAV(1)    POP(2)    NAV(1)   CDSC(3)    NAV(1)   CDSC(4)    NAV(5)    NAV(6)
AT OCT. 31, 2005
1 year                      +17.70%   +10.93%   +16.77%   +11.77%   +16.73%   +15.73%   +18.14%   +17.77%
3 years                     +25.21%   +22.76%   +24.28%   +23.41%   +24.30%   +24.30%      N/A    +25.42%
Since inception             +25.89%   +23.49%   +24.90%   +24.29%   +24.92%   +24.92%   +11.24%   +26.10%

AT SEPT. 30, 2005
1 year                      +25.35%   +18.14%   +24.36%   +19.36%   +24.46%   +23.46%   +25.93%   +25.56%
Since inception             +28.14%   +25.63%   +27.14%   +26.31%   +27.15%   +27.15%   +14.26%   +28.35%

(1) EXCLUDING SALES CHARGE.
(2) RETURNS AT PUBLIC OFFERING PRICE (POP) REFLECT A SALES CHARGE OF 5.75%. (3) RETURNS AT MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC). CDSC APPLIES AS
     FOLLOWS: FIRST YEAR 5%; SECOND AND THIRD YEAR 4%; FOURTH YEAR 3%; FIFTH YEAR 2%; SIXTH YEAR 1%; NO SALES CHARGE THEREAFTER.
(4) 1% CDSC APPLIES TO REDEMPTIONS MADE WITHIN THE FIRST YEAR OF PURCHASE. (5) SALES CHARGE IS NOT APPLICABLE TO THESE SHARES. SHARES AVAILABLE TO
     ELIGIBLE INVESTORS ONLY, CURRENTLY LIMITED TO RIVERSOURCE PORTFOLIO BUILDER FUNDS, SIX AFFILIATED FUNDS-OF-FUNDS.
(6) SALES CHARGE IS NOT APPLICABLE TO THESE SHARES. SHARES AVAILABLE TO INSTITUTIONAL INVESTORS ONLY.

--------------------------------------------------------------------------------
4 -- RIVERSOURCE INTERNATIONAL SMALL CAP FUND -- 2005 ANNUAL REPORT

QUESTIONS & ANSWERS

                            WITH PORTFOLIO MANAGEMENT

PERFORMANCE SUMMARY

RIVERSOURCE INTERNATIONAL SMALL CAP FUND ADVANCED 17.70% (CLASS A SHARES, EXCLUDING SALES CHARGE) FOR THE 12 MONTHS ENDED OCT. 31, 2005. THE FUND UNDERPERFORMED ITS BENCHMARK, THE S&P/CITIGROUP GLOBAL EQUITY INDEX EX-U.S. LESS THAN $2 BILLION INDEX (CITIGROUP INDEX), WHICH ROSE 26.83% FOR THE ANNUAL PERIOD. THE FUND ALSO UNDERPERFORMED ITS PEER GROUP, AS REPRESENTED BY THE LIPPER INTERNATIONAL SMALL-CAP FUNDS INDEX, WHICH ROSE 26.54% DURING THE SAME TIME FRAME.

RIVERSOURCE INTERNATIONAL SMALL CAP FUND IS MANAGED BY TWO INDEPENDENT MONEY MANAGEMENT FIRMS THAT EACH INVEST A PORTION OF FUND ASSETS IN A BLEND OF GROWTH AND VALUE STOCKS OF SMALL CAPITALIZATION INTERNATIONAL COMPANIES. TEMPLETON INVESTMENT COUNSEL, LLC (FRANKLIN TEMPLETON) AND WELLINGTON MANAGEMENT COMPANY, LLP TOGETHER WITH ITS AFFILIATE WELLINGTON MANAGEMENT INTERNATIONAL LTD (WELLINGTON MANAGEMENT INTERNATIONAL) MANAGED 50% AND 50% OF THE FUND'S ASSETS, RESPECTIVELY, AS OF OCT. 31, 2005. BELOW, EACH SUBADVISER DISCUSSES RESULTS AND POSITIONING FOR THEIR PORTION OF THE FUND FOR THE FISCAL YEAR.

Q: WHAT FACTORS AFFECTED PERFORMANCE THE MOST FOR YOUR PORTION OF THE FUND FOR THE ANNUAL PERIOD ENDED OCT. 31, 2005?

    FRANKLIN TEMPLETON: Within our portion of the Fund, underperformance was driven primarily by individual stock selection.

    Negatively affecting relative performance during the period was AcBel Polytech, a Taiwan-based manufacturer of standard and custom switching power supplies and power system products. The company, despite being in a historically stable business, experienced disappointing results due to an unfavorable product mix. The Fund continued to hold the stock, as we believed the issues pressuring the company were temporary and that its longer-term fundamentals remained solid.

    Also hindering performance during the period was Chinese consumer electronics company NgaiLik, a manufacturer of miniature hi-fi systems, CD players, DVD players and digital cameras. Its shares came under pressure due to a weaker consumer spending outlook, profit margin pressure from higher energy prices and uncertainty over an intended change to concentrate on low plastic-content MP3 and portable DVD players. The Fund continued to hold this stock as well, as we believed the company had solid growth prospects that were not reflected in its valuation.

--------------------------------------------------------------------------------
5 -- RIVERSOURCE INTERNATIONAL SMALL CAP FUND -- 2005 ANNUAL REPORT

QUESTIONS & ANSWERS

> THE MAJORITY OF THE HOLDINGS IN OUR PORTION OF THE FUND ARE COMPANIES THAT HAVE LAGGED THE MARKET OF LATE, BUT WHICH WE FEEL ARE POISED FOR STRONG PERFORMANCE GOING FORWARD.

     -- WELLINGTON MANAGEMENT INTERNATIONAL

    Several holdings performed well during the annual period. These included Novar, a British company that offers building security systems, aluminum products and security printing services. We sold the Fund's position in this stock, taking profits, after it rose sharply upon the news of Honeywell International's agreement to purchase the company.

    Also performing well for our portion of the Fund was Denmark's Vestas Wind Systems, the world's leading wind turbine manufacturer. Shares of Iluka Resources, an Australian company involved in the mining, concentration and separation of mineral sands and titanium, also appreciated strongly and aided performance during the 12 months. As the market leader in zircon, the company benefited in part from a sharp supply deficit and thus, robust prices for zircon.

    WELLINGTON MANAGEMENT INTERNATIONAL: Our portion of the Fund performed well, as international small-cap equity markets outperformed their large-cap counterparts for the annual period. Indeed, all 10 sectors in the Citigroup Index advanced during the 12 months, led by energy, industrials and financials. Information technology posted more modest gains. However, our portion of the Fund underperformed the Citigroup Index and its Lipper peer group for the 12-month period, as our contrarian style was challenged in this momentum-driven market.

    The top individual stock contributor to our portion of the Fund's performance during the period was France's ALSTOM. This infrastructure construction company performed well due to profit margin expansion and favorable earnings guidance. Other leading contributors to our portion of the Fund's performance included Korea's

--------------------------------------------------------------------------------
6 -- RIVERSOURCE INTERNATIONAL SMALL CAP FUND -- 2005 ANNUAL REPORT

QUESTIONS & ANSWERS

> WE REMAIN ENCOURAGED BY THE INVESTMENT OPPORTUNITIES AVAILABLE IN A BROAD RANGE OF COUNTRIES AND INDUSTRIES.

     -- FRANKLIN TEMPLETON

    Daewoo Securities and the U.K.'s PHS Group. Daewoo Securities benefited from regulatory changes in the South Korean investment industry that allowed financial services companies to expand their business model by increasing the services they offer. We sold the Fund's position in the stock based on strong performance. We eliminated PHS Group from the portfolio after the company accepted a takeover bid from a private equity firm.

    Stock selection relative to the Citigroup Index was weakest within the information technology and health care sectors. Shares of Italy's Sorin, a developer of medical technologies for cardiac surgery, declined after the company announced an equity offering. Shares of Japan's Obic, a computer system integration and office automation company, and Germany's ELMOS Semiconductor, which designs, produces and markets application-specific integrated circuits primarily to the automotive industry, also declined.

Q: WHAT CHANGES DID YOU MAKE TO YOUR PORTION OF THE FUND AND HOW IS IT CURRENTLY POSITIONED?

    FRANKLIN TEMPLETON: Staying disciplined to our long-term, bottom-up investment strategy, we bought several stocks at what we considered to be substantial discounts to their intrinsic values. For example, based on its attractive valuation and dividend-yield, we added D-Link, a Taiwan-based global data-networking vendor focusing on home and small business markets. We also added Total Access Communication, Thailand's second largest cellular service provider, to our portion of the Fund. We believed the company was attractively valued based on long-term fundamentals and because the likely termination of its current revenue-sharing arrangement with state-controlled operators should greatly enhance its long-term earnings power. In addition, we added China Oilfield Services, an Asian, quasi-monopoly offshore oil services operator during the 12-month period. The company's

--------------------------------------------------------------------------------
7 -- RIVERSOURCE INTERNATIONAL SMALL CAP FUND -- 2005 ANNUAL REPORT

QUESTIONS & ANSWERS

    valuation was attractive to us because we expected oil companies to accelerate their investment in offshore and deep-water exploration of oil.

    Sales during the annual period included shares of Denmark's ISS, the world's largest cleaning company, which provides maintenance and cleaning services to corporate customers located predominantly in Europe. We originally purchased the stock because it was attractively valued and because we believed the company could expand into higher-margin services. Upon the company's announcement in July that it would be acquired, the stock rose, and we sold the Fund's position, taking profits.

    WELLINGTON MANAGEMENT INTERNATIONAL: While our sector allocations are a result of bottom-up stock selection, we increased our portion of the portfolio's exposure to materials and consumer staples and trimmed some exposure to commercial services and information technology. At the end of the period, our portion of the Fund maintained significant positions in health care and consumer staples and more modest positions in the consumer discretionary (ex-media and leisure) and real estate sector. Geographically, during the period we have increased our portion of the Fund's exposure to Asia Pacific ex-Japan and emerging markets and decreased our exposure to Europe. In other geographic regions, we generally retained a similar exposure as the Citigroup Index.

Q:  HOW DO YOU INTEND TO MANAGE YOUR PORTION OF THE FUND IN THE COMING MONTHS?

    FRANKLIN TEMPLETON: We continue to believe that our portion of the Fund is well positioned to take advantage of opportunities around the world, as we apply our time-tested bottom-up, value-oriented, long-term investment strategy. We remain encouraged by the investment opportunities available in a broad range of countries and industries. We believe the international small-cap equity asset class continues to be attractive, and we remain confident that our team of small-cap equity research analysts has helped identify stocks that we believe offer attractive appreciation potential relative to the overall international equity market.

--------------------------------------------------------------------------------
8 -- RIVERSOURCE INTERNATIONAL SMALL CAP FUND -- 2005 ANNUAL REPORT

QUESTIONS & ANSWERS

    WELLINGTON MANAGEMENT INTERNATIONAL: We have had our portion of the Fund positioned with an emphasis on cash-generative, steady growth companies that are less leveraged to the economic cycle during the past year, particularly in the media, business services, health care, software and information technology services industries. This anti-momentum, contrarian positioning has not yet paid off as we had hoped, despite strong performance.

    To use a baseball analogy, we have felt for some time -- and continue to believe -- that several areas within the international small-cap universe have been in the late innings of an overextended rally. In fact, it feels more and more like we are in the extra innings. However, we have conviction in our process and believe that our contrarian view should outperform our Citigroup Index benchmark and many of the Fund's peers over the long term. The majority of the holdings in our portion of the Fund are companies that have lagged the market of late, but which we feel are poised for strong performance going forward. As always, we continue to evaluate our portion of the Fund's top-performing stocks and search for companies and industries overlooked by the broad market.

--------------------------------------------------------------------------------
9 -- RIVERSOURCE INTERNATIONAL SMALL CAP FUND -- 2005 ANNUAL REPORT

THE FUND'S LONG-TERM PERFORMANCE

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource International Small Cap Fund Class A shares (from 10/1/02 to 10/31/05)* as compared to the performance of two widely cited performance indices, the S&P/Citigroup Global Equity Index ex-U.S. Less Than $2 billion Index and the Lipper International Small-Cap Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

THE PERFORMANCE INFORMATION SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF YOUR INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION SHOWN. YOU MAY OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END BY CALLING (800) 862-7919 OR VISITING www.riversource.com/funds. ALSO SEE "PAST PERFORMANCE" IN THE FUND'S CURRENT PROSPECTUS.

* Fund data is from Oct. 3, 2002. S&P/Citigroup Global Equity Index ex-U.S. Less Than $2 billion Index and Lipper peer group data is from Oct. 1, 2002.

DISTRIBUTION SUMMARY

THE TABLE BELOW DETAILS THE FUND'S INCOME AND CAPITAL GAIN DISTRIBUTIONS FOR THE FISCAL YEARS SHOWN. MORE INFORMATION ON THE OTHER CLASSES CAN BE FOUND IN THE FINANCIAL HIGHLIGHTS SECTION OF THIS REPORT'S NOTES TO FINANCIAL STATEMENTS.

                                              CLASS A
                          ----------------------------------------------
                                     SHORT-TERM      LONG-TERM
FISCAL YEAR ENDED         INCOME   CAPITAL GAINS   CAPITAL GAINS   TOTAL
Oct. 31, 2005              $  --       $0.32           $0.12       $0.44
Oct. 31, 2004               0.03        0.46            0.04        0.53
Oct. 31, 2003                 --          --              --          --
Oct. 31, 2002(1)              --          --              --          --

(1) For the period from Oct. 3, 2002 (when shares became publicly available) to Oct. 31, 2002.

--------------------------------------------------------------------------------
10 -- RIVERSOURCE INTERNATIONAL SMALL CAP FUND -- 2005 ANNUAL REPORT

[CHART]

                  VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN
                    RIVERSOURCE INTERNATIONAL SMALL CAP FUND

                                                             10/1/02     10/02      10/03      10/04      10/05
RiverSource International Small Cap Fund Class A
(includes sales charge)                                      $ 9,425    $ 9,751    $14,273    $16,262    $19,141
S&P/Citigroup Global Equity Index ex-U.S.
Less Than $2 billion Index(1)                                $10,000    $10,082    $15,489    $19,013    $24,114
Lipper International Small-Cap Funds Index(2)                $10,000    $10,057    $14,915    $18,370    $23,246

COMPARATIVE RESULTS
RESULTS AT OCT. 31, 2005

                                                                                                            SINCE
                                                                                      1 YEAR   3 YEARS   INCEPTION(3)
RIVERSOURCE INTERNATIONAL SMALL CAP FUND (INCLUDES SALES CHARGE)
Class A     Cumulative value of $10,000                                              $11,093   $18,500     $19,141
            Average annual total return                                               +10.93%   +22.76%     +23.49%

S&P/CITIGROUP GLOBAL EQUITY INDEX EX-U.S. LESS THAN $2 BILLION INDEX(1)
            Cumulative value of $10,000                                              $12,683   $23,916     $24,114
            Average annual total return                                               +26.83%   +33.73%     +33.04%

LIPPER INTERNATIONAL SMALL-CAP FUNDS INDEX(2)
            Cumulative value of $10,000                                              $12,654   $23,115     $23,246
            Average annual total return                                               +26.54%   +32.22%     +31.47%

RESULTS FOR OTHER SHARE CLASSES CAN BE FOUND ON PAGE 4.

(1) The S&P/Citigroup Global Equity Index ex-U.S. Less Than $2 billion Index, an unmanaged market capitalization weighted benchmark, measures the small stock component of the Salomon Smith Barney Global Equity Index, which includes developed and emerging market countries globally excluding the U.S. Within each country, those stocks falling under a two billion dollar market cap of the available market capital in each country form the universe. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.
(2) The Lipper International Small-Cap Funds Index includes the 10 largest international small-cap funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.
(3) Fund data is from Oct. 3, 2002. S&P/Citigroup Global Equity Index ex-U.S. Less Than $2 billion Index and Lipper peer group data is from Oct. 1, 2002.

--------------------------------------------------------------------------------
11 -- RIVERSOURCE INTERNATIONAL SMALL CAP FUND -- 2005 ANNUAL REPORT

INVESTMENTS IN SECURITIES

RIVERSOURCE INTERNATIONAL SMALL CAP FUND

OCT. 31, 2005

(PERCENTAGES REPRESENT VALUE OF INVESTMENTS COMPARED TO NET ASSETS)

ISSUER                                              SHARES                  VALUE(a)
COMMON STOCKS (94.2%)(c)
AUSTRALIA (6.0%)
COMMERCIAL BANKS (0.3%)
Bendigo Bank                                           27,900               $241,184
------------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.8%)
Downer EDI                                            128,043                584,350
Programmed Maintenance
  Services                                             52,621                131,518
                                                                         -----------
Total                                                                        715,868
------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.4%)
Clough                                                277,025(b)              96,259
Leighton Holdings                                      20,905                239,251
Macmahon Holdings                                     107,514                 41,492
                                                                         -----------
Total                                                                        377,002
------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (0.4%)
AWB                                                    99,279                401,033
------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (0.3%)
Mayne Group                                            74,280                291,106
------------------------------------------------------------------------------------

INSURANCE (0.3%)
Promina Group                                          69,868                253,544
------------------------------------------------------------------------------------

MEDIA (0.2%)
STW Communications Group                              100,729                220,781
------------------------------------------------------------------------------------

METALS & MINING (0.8%)
Bendigo Mining                                        267,500(b)             218,857
Iluka Resources                                        99,448                576,229
                                                                         -----------
Total                                                                        795,086
------------------------------------------------------------------------------------

MULTILINE RETAIL (0.2%)
Harvey Norman Holdings                                 89,400                190,795
------------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.6%)
PaperlinX                                             249,326                575,938
------------------------------------------------------------------------------------

REAL ESTATE (0.5%)
Mirvac Group                                           87,000                248,785
Multiplex Group                                        95,600                237,318
                                                                         -----------
Total                                                                        486,103
------------------------------------------------------------------------------------

SOFTWARE (0.5%)
MYOB Limited                                          497,799               $421,900
------------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (0.3%)
Billabong Intl                                         32,342                313,995
------------------------------------------------------------------------------------

TRANSPORTATION INFRASTRUCTURE (0.4%)
Adsteam Marine                                        273,404                346,120
------------------------------------------------------------------------------------

BAHAMAS (0.4%)
                                SPECIALTY RETAIL
Steiner Leisure                                        11,460(b)             390,671
------------------------------------------------------------------------------------

BELGIUM (0.4%)
ELECTRONIC EQUIPMENT & INSTRUMENTS
Barco                                                   4,800                344,327
------------------------------------------------------------------------------------

BRAZIL (0.8%)
PAPER & FOREST PRODUCTS (0.4%)
Aracruz Celulose ADR                                    9,940                380,702
------------------------------------------------------------------------------------

SPECIALTY RETAIL (0.4%)
Lojas Renner                                           12,400(b)             330,402
------------------------------------------------------------------------------------

CANADA (5.5%)
AEROSPACE & DEFENSE (0.9%)
CAE                                                   110,790                756,112
------------------------------------------------------------------------------------

AUTO COMPONENTS (0.5%)
Linamar                                                34,810                434,757
------------------------------------------------------------------------------------

COMMERCIAL BANKS (0.4%)
Laurentian Bank of Canada                              13,710                352,327
------------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.4%)
Quebecor World                                         24,430                361,382
------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.5%)
GSI Group                                              55,740(b)             481,412
------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (0.5%)
Precision Drilling                                     10,340(b)             475,412
------------------------------------------------------------------------------------

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12 -- RIVERSOURCE INTERNATIONAL SMALL CAP FUND -- 2005 ANNUAL REPORT

ISSUER                                              SHARES                  VALUE(a)
COMMON STOCKS (CONTINUED)
CANADA (CONT.)
HEALTH CARE PROVIDERS & SERVICES (0.7%)
MDS                                                    42,600               $685,351
------------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (0.3%)
Open Text                                              22,800(b)             310,821
------------------------------------------------------------------------------------

MULTILINE RETAIL (0.6%)
North West Co Fund Unit                                24,350                584,318
------------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.2%)
Domtar                                                 43,600                183,482
------------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUST (0.5%)
Legacy Hotels                                          83,500                498,455
------------------------------------------------------------------------------------

CHINA (2.4%)
AIR FREIGHT & LOGISTICS (0.2%)
Sinotrans Cl H                                        666,500                232,671
------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (0.9%)
China Oilfield Services Cl H                        2,208,500                815,691
------------------------------------------------------------------------------------

FOOD PRODUCTS (0.4%)
People's Food Holdings                                722,000                367,260
------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.3%)
TCL Multimedia
  Technology Holdings                               1,666,000                247,725
------------------------------------------------------------------------------------

IT SERVICES (0.2%)
Travelsky Technology Cl H                             269,000                231,668
------------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (0.4%)
Weiqiao Textile Cl H                                  277,000                336,681
------------------------------------------------------------------------------------

DENMARK (1.4%)
BEVERAGES (0.3%)
Carlsberg Cl B                                          4,977                272,210
------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.7%)
Vestas Wind Systems                                    33,200(b)             718,640
------------------------------------------------------------------------------------

INSURANCE (0.4%)
TrygVesta                                               8,000(b)             330,196
------------------------------------------------------------------------------------

FINLAND (2.6%)
CONTAINERS & PACKAGING (0.4%)
Huhtamaki                                              26,060                412,094
------------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (0.6%)
Amer Sports                                            28,620                521,141
------------------------------------------------------------------------------------

MACHINERY (0.6%)
KCI Konecranes                                          5,450               $236,768
Metso                                                  14,460                376,151
                                                                         -----------
Total                                                                        612,919
------------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.5%)
M-real Cl B                                            92,400                439,785
------------------------------------------------------------------------------------

PHARMACEUTICALS (0.5%)
Orion Cl B                                             20,890                454,115
------------------------------------------------------------------------------------

FRANCE (2.2%)
CHEMICALS (0.4%)
Rhodia                                                203,163(b)             414,047
------------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.3%)
Bacou-Dalloz                                            3,334                299,876
------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.4%)
ALSTOM                                                  5,009(b)             240,052
Saft Groupe                                             4,358(b)             137,825
                                                                         -----------
Total                                                                        377,877
------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.6%)
bioMerieux                                              8,765                431,809
------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (0.3%)
Cegedim                                                 3,905                325,331
------------------------------------------------------------------------------------

MEDIA (0.2%)
Ipsos                                                   1,500                178,025
------------------------------------------------------------------------------------

GERMANY (3.8%)
AEROSPACE & DEFENSE (0.7%)
MTU Aero Engines Holding                               22,900(b)             665,501
------------------------------------------------------------------------------------

CAPITAL MARKETS (0.2%)
MLP                                                     9,311                179,195
------------------------------------------------------------------------------------

CHEMICALS (0.6%)
GEA Group                                              53,181                606,443
------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.3%)
SGL Carbon                                             17,841(b)             260,999
------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.2%)
Stratec Biomedical Systems                              3,192                165,270
------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (0.4%)
Celesio                                                 4,300                371,591
------------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13 -- RIVERSOURCE INTERNATIONAL SMALL CAP FUND -- 2005 ANNUAL REPORT

ISSUER                                              SHARES                  VALUE(a)
COMMON STOCKS (CONTINUED)
GERMANY (CONT.)
MACHINERY (0.5%)
Vossloh                                                10,340               $506,811
------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.9%)
ELMOS Semiconductor                                    24,210                280,508
Jenoptik                                               43,716(b)             386,260
Kontron                                                23,550(b)             172,220
                                                                         -----------
Total                                                                        838,988
------------------------------------------------------------------------------------

GREECE (0.7%)
CONSTRUCTION & ENGINEERING
AKTOR Technical                                       110,510                408,338
Hellenic Technodomiki                                  43,000                222,694
                                                                         -----------
Total                                                                        631,032
------------------------------------------------------------------------------------

HONG KONG (4.9%)
COMMERCIAL BANKS (0.6%)
CITIC Intl Financial Holdings                         607,400                221,874
Dah Sing Financial Holding                             55,600                338,406
                                                                         -----------
Total                                                                        560,280
------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.4%)
Asia Satellite
  Telecommunications Holdings                         203,500                346,008
------------------------------------------------------------------------------------

ELECTRIC UTILITIES (0.5%)
China Power Intl Development                          259,000                 87,077
China Resources
  Power Holdings                                      642,000                386,018
                                                                         -----------
Total                                                                        473,095
------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (--%)
BYD Cl H                                                4,000                  5,643
------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.5%)
Techtronic Inds                                       176,000                433,198
------------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (0.1%)
Lerado Group Holding                                1,771,984                114,294
------------------------------------------------------------------------------------

MEDIA (0.2%)
Tom Group                                           1,200,500(b)             214,554
------------------------------------------------------------------------------------

PHARMACEUTICALS (0.3%)
China Pharmaceutical Group                          1,500,000(b)             251,700
Far East Pharmaceutical
  Technology                                        1,181,200(b),(d),(e)          --
                                                                         -----------
Total                                                                        251,700
------------------------------------------------------------------------------------

REAL ESTATE (0.3%)
Hang Lung Group                                       175,000               $323,389
------------------------------------------------------------------------------------

SPECIALTY RETAIL (0.4%)
Giordano Intl                                         676,000                389,056
------------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (0.9%)
Fountain Set Holdings                                 484,000                187,840
Texwinca Holdings                                     352,823                238,951
Yue Yuen Industrial Holdings                          185,000                467,042
                                                                         -----------
Total                                                                        893,833
------------------------------------------------------------------------------------

TRANSPORTATION INFRASTRUCTURE (0.7%)
Beijing Capital Intl Airport Cl H                     590,600                239,297
Hopewell Holdings                                     153,000                374,218
                                                                         -----------
Total                                                                        613,515
------------------------------------------------------------------------------------

INDIA (1.3%)
CONSTRUCTION MATERIALS (0.3%)
Gujarat Ambuja Cements GDR                            157,950                240,084
------------------------------------------------------------------------------------

IT SERVICES (0.3%)
Satyam Computer Services ADR                            7,930                271,047
------------------------------------------------------------------------------------

MACHINERY (0.4%)
Tata Motors ADR                                        41,840                445,178
------------------------------------------------------------------------------------

PHARMACEUTICALS (0.3%)
Dr. Reddy's Laboratories ADR                           16,400                307,992
------------------------------------------------------------------------------------

INDONESIA (0.2%)
DIVERSIFIED TELECOMMUNICATION SERVICES
Indosat                                               404,000                194,886
------------------------------------------------------------------------------------

ISRAEL (0.5%)
ELECTRONIC EQUIPMENT & INSTRUMENTS
Orbotech                                               20,510(b)             445,682
------------------------------------------------------------------------------------

ITALY (1.8%)
AUTO COMPONENTS (0.4%)
Brembo                                                 55,879                388,191
------------------------------------------------------------------------------------

BUILDING PRODUCTS (0.3%)
Permasteelisa                                          21,308                321,560
------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.6%)
Sorin                                                 220,177(b)             523,611
------------------------------------------------------------------------------------

MEDIA (0.1%)
Caltagirone Editore                                    11,485                 98,091
------------------------------------------------------------------------------------

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14 -- RIVERSOURCE INTERNATIONAL SMALL CAP FUND -- 2005 ANNUAL REPORT

ISSUER                                              SHARES                  VALUE(a)
COMMON STOCKS (CONTINUED)
ITALY (CONT.)
REAL ESTATE (0.2%)
Immobiliare Grande
  Distribuzione                                        86,262             $  201,631
------------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (0.2%)
Tod's                                                   3,041                173,918
------------------------------------------------------------------------------------

JAPAN (20.5%)
BEVERAGES (0.4%)
Coca-Cola West Japan                                   18,300                407,257
------------------------------------------------------------------------------------

CHEMICALS (1.4%)
Taiyo Ink Mfg                                          15,200                646,859
Takasago Intl                                          81,200                388,229
Tokyo Ohka Kogyo                                       12,400                302,171
                                                                         -----------
Total                                                                      1,337,259
------------------------------------------------------------------------------------

COMMERCIAL BANKS (1.2%)
77 Bank                                                56,200                448,604
Gunma Bank                                             37,100                264,334
Towa Bank                                             113,300                394,201
                                                                         -----------
Total                                                                      1,107,139
------------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (2.4%)
Meitec                                                 18,800                607,632
Sohgo Security Services                                48,400                798,703
Tokyo Individualized
  Educational Institute                                45,840                478,691
Toppan Forms                                           38,500                474,704
                                                                         -----------
Total                                                                      2,359,730
------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.5%)
Nishimatsu Construction                                93,700                433,890
------------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (0.5%)
Sumitomo Osaka Cement                                 155,500                439,222
------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.6%)
Eneserve                                               23,000                437,392
Futaba                                                  4,400                103,370
                                                                         -----------
Total                                                                        540,762
------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.8%)
Enplas                                                  9,300                222,099
Hamamatsu Photonics                                    15,000                347,844
Hosiden                                                17,400                168,260
                                                                         -----------
Total                                                                        738,203
------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (0.3%)
Modec                                                  10,100             $  282,906
------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (1.6%)
FamilyMart                                             18,100                538,531
Matsumotokiyoshi                                       10,200                307,983
MINISTOP                                               13,800                284,258
UNY                                                    37,800                471,189
                                                                         -----------
Total                                                                      1,601,961
------------------------------------------------------------------------------------

FOOD PRODUCTS (0.7%)
Morinaga & Co                                         229,600                632,077
------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (1.4%)
Hogy Medical                                            9,500                518,680
Kobayashi Pharmaceutical                               29,800                916,887
                                                                         -----------
Total                                                                      1,435,567
------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.5%)
Chofu Seisakusho                                       10,700                258,069
Sangetsu                                                6,600                164,611
                                                                         -----------
Total                                                                        422,680
------------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (0.3%)
unicharm                                                5,600                252,961
------------------------------------------------------------------------------------

INSURANCE (0.3%)
Fuji Fire & Marine Insurance                           75,300                298,928
------------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.3%)
Belluna                                                 8,950                301,196
------------------------------------------------------------------------------------

IT SERVICES (0.8%)
Argo Graphics                                           8,800                204,932
Obic                                                    3,100                505,576
                                                                         -----------
Total                                                                        710,508
------------------------------------------------------------------------------------

MACHINERY (1.2%)
Minebea                                                77,500                303,273
Union Tool                                             22,300                816,955
                                                                         -----------
Total                                                                      1,120,228
------------------------------------------------------------------------------------

MEDIA (0.4%)
Hakuhodo DY Holdings                                    5,900                396,486
------------------------------------------------------------------------------------

MULTILINE RETAIL (0.5%)
PARCO                                                  19,900                193,816
Ryohin Keikaku                                          4,000                266,733
                                                                         -----------
Total                                                                        460,549
------------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
15 -- RIVERSOURCE INTERNATIONAL SMALL CAP FUND -- 2005 ANNUAL REPORT

ISSUER                                              SHARES                  VALUE(a)
COMMON STOCKS (CONTINUED)
JAPAN (CONT.)
OIL & GAS (0.8%)
Japan Petroleum Exploration                            14,400             $  712,236
------------------------------------------------------------------------------------

PERSONAL PRODUCTS (0.4%)
Milbon                                                  9,800                365,870
------------------------------------------------------------------------------------

PHARMACEUTICALS (0.9%)
Mochida Pharmaceutical                                 76,300                535,059
Towa Pharmaceutical                                    12,000                312,241
                                                                         -----------
Total                                                                        847,300
------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.5%)
Disco                                                  11,400                482,057
------------------------------------------------------------------------------------

SOFTWARE (0.8%)
OBIC Business Consultants                              12,600                720,059
------------------------------------------------------------------------------------

SPECIALTY RETAIL (0.5%)
Honeys                                                  4,600                239,335
Sazaby                                                  9,900                221,861
                                                                         -----------
Total                                                                        461,196
------------------------------------------------------------------------------------

TRANSPORTATION INFRASTRUCTURE (0.5%)
Japan Airport Terminal                                 43,000                430,799
------------------------------------------------------------------------------------

LIECHTENSTEIN (0.4%)
CAPITAL MARKETS
Verwaltungs und Privat Bank AG                          2,260                356,628
------------------------------------------------------------------------------------

LUXEMBOURG (0.3%)
IT SERVICES
Thiel Logistik                                         65,930(b)             254,414
------------------------------------------------------------------------------------

MALAYSIA (1.6%)
AIRLINES (0.3%)
AirAsia                                               652,700(b)             276,949
------------------------------------------------------------------------------------

COMMERCIAL BANKS (0.3%)
RHB Capital Berhad                                    432,400                279,906
------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (0.4%)
Resorts World                                         155,300                432,017
------------------------------------------------------------------------------------

MULTI-UTILITIES & UNREGULATED POWER (0.4%)
YTL                                                   254,000                366,751
------------------------------------------------------------------------------------

REAL ESTATE (0.2%)
KLCC Property Holdings                                274,500                154,904
------------------------------------------------------------------------------------

MEXICO (0.3%)
TRANSPORTATION INFRASTRUCTURE
Grupo Aeroportuario
  del Sureste ADR                                       9,780             $  317,850
------------------------------------------------------------------------------------

NETHERLANDS (6.1%)
BIOTECHNOLOGY (0.4%)
Qiagen                                                 34,400(b)             409,625
------------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.7%)
Vedior                                                 48,940                653,749
------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (1.3%)
AM                                                     29,953                351,828
Arcadis                                                12,480                381,057
Imtech                                                 17,110                553,551
                                                                         -----------
Total                                                                      1,286,436
------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.6%)
Draka Holding                                          37,523(b)             553,101
------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (0.5%)
SBM Offshore                                            5,500                425,368
------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (0.9%)
OPG Groep                                              11,530                805,238
------------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (0.7%)
Aalberts Inds                                          13,883                675,308
------------------------------------------------------------------------------------

OFFICE ELECTRONICS (0.3%)
Oce                                                    19,210                274,854
------------------------------------------------------------------------------------

SOFTWARE (0.2%)
Unit 4 Agresso                                         10,296(b)             164,768
------------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (0.5%)
Hagemeyer                                             161,471(b)             437,785
------------------------------------------------------------------------------------

NORWAY (0.5%)
ENERGY EQUIPMENT & SERVICES
Prosafe                                                12,540                432,751
------------------------------------------------------------------------------------
RUSSIA (0.2%)
FOOD & STAPLES RETAILING
Pyaterochka Holding GDR                                 2,173(b),(f)          42,591
Pyaterochka Holding GDR                                 6,210(b)             121,716
                                                                         -----------
Total                                                                        164,307
------------------------------------------------------------------------------------

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
16 -- RIVERSOURCE INTERNATIONAL SMALL CAP FUND -- 2005 ANNUAL REPORT

ISSUER                                              SHARES                  VALUE(a)
COMMON STOCKS (CONTINUED)
SINGAPORE (0.8%)
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.4%)
Huan Hsin Holdings                                    461,000             $  143,255
Venture                                                30,000                222,068
                                                                         -----------
Total                                                                        365,323
------------------------------------------------------------------------------------

FOOD PRODUCTS (--%)
Want Want Holdings                                        930                    897
------------------------------------------------------------------------------------

SPECIALTY RETAIL (0.4%)
Osim Intl                                             392,800                359,236
------------------------------------------------------------------------------------

SOUTH AFRICA (0.4%)
METALS & MINING
African Rainbow Minerals (ARM)                         28,000(b)             156,316
Mvelaphanda Resources                                  87,072(b)             246,808
                                                                         -----------
Total                                                                        403,124
------------------------------------------------------------------------------------

SOUTH KOREA (3.7%)
AUTO COMPONENTS (0.5%)
Halla Climate Control                                  51,660                500,996
------------------------------------------------------------------------------------

COMMERCIAL BANKS (1.7%)
Daegu Bank                                             60,360                725,635
Pusan Bank                                             83,270                871,921
                                                                         -----------
Total                                                                      1,597,556
------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.4%)
Daeduck Electronics                                    44,520                373,326
------------------------------------------------------------------------------------

METALS & MINING (0.3%)
Korea Zinc                                              7,370                253,380
------------------------------------------------------------------------------------

OIL & GAS (0.2%)
GS Holdings                                             8,890                204,712
------------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.6%)
Hansol Paper                                           39,900                537,871
------------------------------------------------------------------------------------

SPAIN (1.0%)
AIR FREIGHT & LOGISTICS (0.5%)
Transportes Azkar                                      52,740                489,712
------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (0.5%)
Sol Melia                                              33,848                425,965
------------------------------------------------------------------------------------

SWEDEN (2.5%)
BIOTECHNOLOGY (0.1%)
Medivir Cl B                                           14,950(b)              92,971
------------------------------------------------------------------------------------

CAPITAL MARKETS (0.9%)
D Carnegie & Co                                        63,220             $  770,242
------------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.2%)
Observer                                               63,730                215,517
------------------------------------------------------------------------------------

IT SERVICES (0.3%)
Teleca Cl B                                            60,060(b)             266,638
------------------------------------------------------------------------------------

MACHINERY (0.5%)
Munters                                                20,100                484,423
------------------------------------------------------------------------------------

REAL ESTATE (0.5%)
Kungsleden                                             17,960                470,434
------------------------------------------------------------------------------------

SWITZERLAND (3.1%)
BIOTECHNOLOGY (0.3%)
Bachem Holding Cl B                                     5,320                316,701
------------------------------------------------------------------------------------

CAPITAL MARKETS (0.4%)
Vontobel Holding                                       13,660                383,550
------------------------------------------------------------------------------------

CHEMICALS (1.0%)
EMS-Chemie Holding                                      4,104                362,938
Gurit-Heberlein                                           540                502,638
                                                                         -----------
Total                                                                        865,576
------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (0.2%)
Kuoni Reisen Holding Cl B                                 620(b)             233,245
------------------------------------------------------------------------------------

INSURANCE (0.9%)
Baloise Holding                                         9,236                470,672
Helvetia Patria Holding                                 2,100                378,746
                                                                         -----------
Total                                                                        849,418
------------------------------------------------------------------------------------

MACHINERY (0.3%)
SIG Holding                                             1,190                293,641
------------------------------------------------------------------------------------

TAIWAN (2.5%)
BUILDING PRODUCTS (0.3%)
Taiwan Fu Hsing Industrial                            247,450                267,208
------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (0.8%)
D-Link                                                713,200                774,436
------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (0.4%)
Compal Electronics                                      6,522                  5,785
KYE Systems                                           530,991                362,685
                                                                         -----------
Total                                                                        368,470
------------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
17 -- RIVERSOURCE INTERNATIONAL SMALL CAP FUND -- 2005 ANNUAL REPORT

ISSUER                                              SHARES                  VALUE(a)
COMMON STOCKS (CONTINUED)
TAIWAN (CONT.)
ELECTRICAL EQUIPMENT (0.3%)
AcBel Polytech                                        546,929             $  250,826
------------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (0.4%)
Fu Sheng Industrial                                   343,440                354,711
------------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (0.3%)
Giant Mfg                                             195,000                326,275
------------------------------------------------------------------------------------

THAILAND (2.5%)
COMMERCIAL BANKS (0.7%)
Krung Thai Bank                                     1,680,800                413,615
TMB Bank                                            3,699,500(b)             375,175
                                                                         -----------
Total                                                                        788,790
------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.2%)
Sino Thai Engineering &
  Construction                                        578,300                166,701
------------------------------------------------------------------------------------

ELECTRIC UTILITIES (0.4%)
Glow Energy                                           657,700                350,786
------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.2%)
Land & Houses                                         910,000                187,364
------------------------------------------------------------------------------------

MEDIA (0.2%)
BEC World                                             418,000                154,308
------------------------------------------------------------------------------------

TRANSPORTATION INFRASTRUCTURE (0.3%)
Bangkok Expressway                                    434,700                239,347
------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.5%)
Total Access Communication                            151,200(b)             477,792
------------------------------------------------------------------------------------

UNITED KINGDOM (12.9%)
AEROSPACE & DEFENSE (0.5%)
Radstone Technology                                    42,016                213,425
Ultra Electronics Holdings                             14,200                221,246
                                                                         -----------
Total                                                                        434,671
------------------------------------------------------------------------------------

BIOTECHNOLOGY (0.7%)
Cambridge Antibody
  Technology Group                                     53,370(b)             633,324
------------------------------------------------------------------------------------

CAPITAL MARKETS (0.3%)
F&C Asset Management                                   72,930                240,392
------------------------------------------------------------------------------------

CHEMICALS (0.8%)
Yule Catto & Co                                       179,326                793,813
------------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.4%)
Homeserve                                              23,244             $  415,580
------------------------------------------------------------------------------------

CONSUMER FINANCE (0.7%)
Cattles                                               129,347                626,375
------------------------------------------------------------------------------------

CONTAINERS & PACKAGING (0.4%)
DS Smith                                              152,260                367,866
------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.3%)
Electrocomponents                                      77,450                312,632
------------------------------------------------------------------------------------

FOOD PRODUCTS (0.8%)
Northern Foods                                        167,109                445,242
RHM                                                    58,854(b)             269,789
                                                                         -----------
Total                                                                        715,031
------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.6%)
Bespak                                                 15,916                151,026
SSL Intl                                               93,289                435,276
                                                                         -----------
Total                                                                        586,302
------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (0.3%)
Luminar                                                32,385                278,164
------------------------------------------------------------------------------------

INSURANCE (1.5%)
Benfield Group                                         71,751                407,198
Hiscox                                                 64,327                233,451
Jardine Lloyd Thompson Group                           89,426                755,034
                                                                         -----------
Total                                                                      1,395,683
------------------------------------------------------------------------------------

IT SERVICES (0.2%)
Dimension Data Holdings                               347,135(b)             213,787
------------------------------------------------------------------------------------

MACHINERY (1.4%)
Bodycote Intl                                         236,845                949,860
FKI                                                   216,674                391,258
                                                                         -----------
Total                                                                      1,341,118
------------------------------------------------------------------------------------

MEDIA (0.9%)
GCap Media                                            113,771                685,117
Maiden Group                                           53,322                129,012
                                                                         -----------
Total                                                                        814,129
------------------------------------------------------------------------------------

OIL & GAS (0.1%)
BowLeven                                               12,455(b)              81,119
------------------------------------------------------------------------------------

REAL ESTATE (0.5%)
John D Wood & Co                                      130,390(b)             446,000
------------------------------------------------------------------------------------

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
18 -- RIVERSOURCE INTERNATIONAL SMALL CAP FUND -- 2005 ANNUAL REPORT

ISSUER                                              SHARES                  VALUE(a)
COMMON STOCKS (CONTINUED)
UNITED KINGDOM (CONT.)
ROAD & RAIL (1.0%)
Avis Europe                                           280,220(b)         $   331,054
FirstGroup                                            109,472                635,251
                                                                         -----------
Total                                                                        966,305
------------------------------------------------------------------------------------

SOFTWARE (0.6%)
Misys                                                  75,321                273,475
SurfControl                                            42,112(b)             318,456
                                                                         -----------
Total                                                                        591,931
------------------------------------------------------------------------------------

SPECIALTY RETAIL (0.5%)
GAME GROUP                                            320,600                486,741
------------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (0.4%)
Burberry Group                                         55,200                374,936
------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $79,985,090)                                                      $88,275,515
------------------------------------------------------------------------------------

PREFERRED STOCK (0.4%)(c)
Hugo Boss                                              10,810            $   358,198
------------------------------------------------------------------------------------

TOTAL PREFERRED STOCK
(Cost: $206,851)                                                         $   358,198
------------------------------------------------------------------------------------

                                                     AMOUNT
                                     EFFECTIVE     PAYABLE AT
ISSUER                                 YIELD        MATURITY                VALUE(a)
SHORT-TERM SECURITY (1.9%)
COMMERCIAL PAPER
Charta LLC
    11-01-05                           4.05%       $1,800,000            $ 1,799,798
------------------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITY
(Cost: $1,800,000)                                                       $ 1,799,798
------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $81,991,941)(g)                                                   $90,433,511
====================================================================================

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
19 -- RIVERSOURCE INTERNATIONAL SMALL CAP FUND -- 2005 ANNUAL REPORT

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d)  Negligible market value.

(e)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). These securities are valued at fair value according to methods selected in good faith by the Fund's Board of Directors. Information concerning such security holdings at Oct. 31, 2005, is as follows:

                                                  ACQUISITION
     SECURITY                                        DATES                  COST
     ---------------------------------------------------------------------------
     Far East Pharmaceutical Technology     03-10-04 thru 06-08-04      $163,792

(f) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Oct. 31, 2005, the value of these securities amounted to $42,591 or 0.1% of net assets.

(g) At Oct. 31, 2005, the cost of securities for federal income tax purposes was $82,249,802 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                         $12,705,498
     Unrealized depreciation                                          (4,521,789)
     ---------------------------------------------------------------------------
     Net unrealized appreciation                                     $ 8,183,709
     ---------------------------------------------------------------------------

THE GLOBAL INDUSTRY CLASSIFICATION STANDARD (GICS) WAS DEVELOPED BY AND IS THE EXCLUSIVE PROPERTY OF MORGAN STANLEY CAPITAL INTERNATIONAL INC. AND STANDARD & POOR'S, A DIVISION OF THE MCGRAW-HILL COMPANIES, INC.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/funds.

--------------------------------------------------------------------------------
20 -- RIVERSOURCE INTERNATIONAL SMALL CAP FUND -- 2005 ANNUAL REPORT

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
RIVERSOURCE INTERNATIONAL SMALL CAP FUND

OCT. 31, 2005

ASSETS
Investments in securities, at value (Note 1)
   (identified cost $81,991,941)                                                                      $90,433,511
Cash in bank on demand deposit                                                                            803,166
Foreign currency holdings (identified cost $1,883,900) (Note 1)                                         1,868,755
Capital shares receivable                                                                                   7,419
Dividends and accrued interest receivable                                                                 115,672
Receivable for investment securities sold                                                                 933,935
Unrealized appreciation on foreign currency contracts
   held, at value (Note 5)                                                                                 28,137
-----------------------------------------------------------------------------------------------------------------
Total assets                                                                                           94,190,595
-----------------------------------------------------------------------------------------------------------------

LIABILITIES
Capital shares payable                                                                                      6,542
Payable for investment securities purchased                                                               364,293
Unrealized depreciation on foreign currency contracts
   held, at value (Note 5)                                                                                 16,158
Accrued investment management services fee                                                                  8,559
Accrued distribution fee                                                                                    2,787
Accrued service fee                                                                                             1
Accrued transfer agency fee                                                                                 1,605
Accrued administrative services fee                                                                           611
Other accrued expenses                                                                                     99,183
-----------------------------------------------------------------------------------------------------------------
Total liabilities                                                                                         499,739
-----------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                                    $93,690,856
=================================================================================================================

REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                                                              $   106,765
Additional paid-in capital                                                                             74,031,372
Undistributed net investment income                                                                       749,968
Accumulated net realized gain (loss)                                                                   10,366,811
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign
   currencies (Note 5)                                                                                  8,435,940
-----------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
   capital stock                                                                                      $93,690,856
=================================================================================================================
Net assets applicable to outstanding shares:                               Class A                    $65,510,944
                                                                           Class B                    $16,955,452
                                                                           Class C                    $   839,377
                                                                           Class I                    $10,298,228
                                                                           Class Y                    $    86,855
Net asset value per share of outstanding capital stock:                    Class A shares  7,438,951  $      8.81
                                                                           Class B shares  1,972,160  $      8.60
                                                                           Class C shares     97,387  $      8.62
                                                                           Class I shares  1,158,140  $      8.89
                                                                           Class Y shares      9,817  $      8.85
-----------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
21 -- RIVERSOURCE INTERNATIONAL SMALL CAP FUND -- 2005 ANNUAL REPORT

STATEMENT OF OPERATIONS
RIVERSOURCE INTERNATIONAL SMALL CAP FUND

YEAR ENDED OCT. 31, 2005

INVESTMENT INCOME
Income:
Dividends                                                                                             $ 2,333,114
Interest                                                                                                   71,165
   Less foreign taxes withheld                                                                           (253,402)
-----------------------------------------------------------------------------------------------------------------
Total income                                                                                            2,150,877
-----------------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                                                        933,818
Distribution fee
   Class A                                                                                                156,292
   Class B                                                                                                163,874
   Class C                                                                                                  7,220
Transfer agency fee                                                                                       161,226
Incremental transfer agency fee
   Class A                                                                                                 12,728
   Class B                                                                                                  7,509
   Class C                                                                                                    406
Service fee -- Class Y                                                                                         92
Administrative services fees and expenses                                                                  74,264
Compensation of board members                                                                              10,251
Custodian fees                                                                                            224,010
Printing and postage                                                                                       55,850
Registration fees                                                                                          61,120
Audit fees                                                                                                 20,000
Other                                                                                                       5,219
-----------------------------------------------------------------------------------------------------------------
Total expenses                                                                                          1,893,879
   Expenses waived/reimbursed by the Investment Manager and its affiliates (Note 2)                       (42,023)
-----------------------------------------------------------------------------------------------------------------
                                                                                                        1,851,856
   Earnings credits on cash balances (Note 2)                                                                (949)
-----------------------------------------------------------------------------------------------------------------
Total net expenses                                                                                      1,850,907
-----------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                                           299,970
-----------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET Net realized gain (loss) on:
   Security transactions (Note 3)                                                                      10,643,473
   Foreign currency transactions                                                                          244,200
-----------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                                                10,887,673
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                   2,526,429
-----------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                                                  13,414,102
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                                       $13,714,072
=================================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
22 -- RIVERSOURCE INTERNATIONAL SMALL CAP FUND -- 2005 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

RIVERSOURCE INTERNATIONAL SMALL CAP FUND

YEAR ENDED OCT. 31,                                                                        2005           2004
OPERATIONS AND DISTRIBUTIONS
Investment income (loss)-- net                                                         $    299,970   $   142,769
Net realized gain (loss) on investments                                                  10,887,673     4,457,068
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                     2,526,429     1,084,346
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                          13,714,072     5,684,183
-----------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
      Class A                                                                                    --      (136,207)
      Class B                                                                                    --       (15,932)
      Class C                                                                                    --          (304)
      Class Y                                                                                    --          (358)
   Net realized gain
      Class A                                                                            (3,074,414)   (2,009,229)
      Class B                                                                              (770,526)     (376,571)
      Class C                                                                               (31,000)      (18,142)
      Class I                                                                              (725,619)           --
      Class Y                                                                                (4,875)       (4,428)
-----------------------------------------------------------------------------------------------------------------
Total distributions                                                                      (4,606,434)   (2,561,171)
-----------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
   Class A shares (Note 2)                                                               20,198,794    29,650,307
   Class B shares                                                                         6,921,085    10,458,754
   Class C shares                                                                           338,320       484,173
   Class I shares                                                                         9,240,532    13,452,352
   Class Y shares                                                                            29,679        11,700
Reinvestment of distributions at net asset value
   Class A shares                                                                         2,224,110     1,070,049
   Class B shares                                                                           762,289       386,371
   Class C shares                                                                            29,978        17,257
   Class I shares                                                                           725,058            --
   Class Y shares                                                                             3,989         3,705
Payments for redemptions
   Class A shares                                                                       (16,751,618)   (5,473,372)
   Class B shares (Note 2)                                                               (4,989,552)   (2,484,921)
   Class C shares (Note 2)                                                                 (160,749)     (110,394)
   Class I shares                                                                       (11,334,345)   (2,960,364)
   Class Y shares                                                                           (30,748)      (11,966)
-----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions                         7,206,822    44,493,651
-----------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                                  16,314,460    47,616,663
Net assets at beginning of year                                                          77,376,396    29,759,733
-----------------------------------------------------------------------------------------------------------------
Net assets at end of year                                                              $ 93,690,856   $77,376,396
=================================================================================================================
Undistributed net investment income                                                    $    749,968   $   149,182
-----------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
23 -- RIVERSOURCE INTERNATIONAL SMALL CAP FUND -- 2005 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

RIVERSOURCE INTERNATIONAL SMALL CAP FUND
(FORMERLY AXP PARTNERS INTERNATIONAL SMALL CAP FUND)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Partners International Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Partners International Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in equity securities of non-U.S. companies.

The Fund offers Class A, Class B, Class C and Class Y shares.

- Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

- Class C shares may be subject to a CDSC.

- Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At Oct. 31, 2005, Ameriprise Financial, Inc. (Ameriprise Financial) (formerly American Express Financial Corporation) and the RiverSource Portfolio Builder Funds owned 100% of Class I shares, which represents 10.99% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
24 -- RIVERSOURCE INTERNATIONAL SMALL CAP FUND -- 2005 ANNUAL REPORT

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. Pursuant to procedures adopted by the Board of Directors of the funds, Ameriprise Financial utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

--------------------------------------------------------------------------------
25 -- RIVERSOURCE INTERNATIONAL SMALL CAP FUND -- 2005 ANNUAL REPORT

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Oct. 31, 2005, foreign currency holdings consisted of multiple denominations primarily British pounds, Danish krones and Taiwan dollars.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

ILLIQUID SECURITIES

At Oct. 31, 2005, investments in securities included issues that are illiquid, which the Fund currently limits to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities at Oct. 31, 2005 was $0. These securities are valued at fair value according to methods selected in good faith by the Board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

--------------------------------------------------------------------------------
26 -- RIVERSOURCE INTERNATIONAL SMALL CAP FUND -- 2005 ANNUAL REPORT

FEDERAL TAXES

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $300,816 and accumulated net realized gain has been decreased by $300,816.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED OCT. 31,                                         2005         2004
CLASS A Distributions paid from:
      Ordinary income                                    $2,196,772   $1,984,627
      Long-term capital gain                                877,642      160,809

CLASS B Distributions paid from:
      Ordinary income                                       550,540      362,363
      Long-term capital gain                                219,986       30,140

CLASS C Distributions paid from:
      Ordinary income                                        22,149       16,994
      Long-term capital gain                                  8,851        1,452

CLASS I*
      Ordinary income                                       518,449           --
      Long-term capital gain                                207,170           --

CLASS Y Distributions paid from:
      Ordinary income                                         3,483        4,432
      Long-term capital gain                                  1,392          354

* Inception date is March 4, 2004.

At Oct. 31, 2005, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                         $5,077,072
Accumulated long-term gain (loss)                                     $6,309,547
Unrealized appreciation (depreciation)                                $8,166,100

--------------------------------------------------------------------------------
27 -- RIVERSOURCE INTERNATIONAL SMALL CAP FUND -- 2005 ANNUAL REPORT

DIVIDENDS TO SHAREHOLDERS

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. Prior to Oct. 1, 2005, investment management services were provided by Ameriprise Financial. The management fee is a percentage of the Fund's average daily net assets that declines from 1.12% to 0.995% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper International Small-Cap Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $91,346 for the year ended Oct. 31, 2005.

Under the current Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% annually as the Fund's assets increase. Prior to Oct. 1, 2005, the fee percentage of the Fund's average daily net assets declined from 0.08% to 0.055% annually as the Fund's assets increased. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the Board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

The Investment Manager has Subadvisory Agreements with Templeton Investment Counsel, LLC and Wellington Management Company, LLP together with its affiliate Wellington Management International Ltd. New investments in the Fund, net of any redemptions, are allocated in accordance with Ameriprise Financial's determination of the allocation that is in the best interests of the Fund's shareholders. Each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations.

--------------------------------------------------------------------------------
28 -- RIVERSOURCE INTERNATIONAL SMALL CAP FUND -- 2005 ANNUAL REPORT

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (formerly American Express Client Service Corporation) (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

- Class A $19.50
- Class B $20.50
- Class C $20.00
- Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

Beginning May 20, 2005, the Transfer Agent implemented an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. (formerly American Express Financial Advisors Inc.) (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $185,954 for Class A, $17,480 for Class B and $109 for Class C for the year ended Oct. 31, 2005.

For the year ended Oct. 31, 2005, the Investment Manager and its affiliates waived certain fees and expenses to 1.94% for Class A, 2.71% for Class B, 2.71% for Class C, 1.48% for Class I and 1.77% for Class Y. Of these waived fees and expenses, the transfer agency fees waived for Class A, Class B, Class C and Class Y were $7,611, $2,044, $159 and $10, respectively, and the management fees waived at the Fund level were $32,199. Under this agreement which was effective until Sept. 30, 2005, net expenses would not exceed 1.95% for Class A, 2.72% for Class B, 2.72% for Class C, 1.56% for Class I and 1.78% for Class Y of the Fund's average daily net assets. Beginning Oct. 1, 2005, a new agreement to waive certain fees and expenses is effective until Oct. 31, 2006, such that net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.92% for Class A, 2.69% for Class B, 2.70% for Class C, 1.57% for Class I and 1.75% for Class Y of the Fund's average daily net assets.

During the year ended Oct. 31, 2005, the Fund's custodian and transfer agency fees were reduced by $949 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company (formerly American Express Trust Company), an affiliate of Ameriprise Financial.

--------------------------------------------------------------------------------
29 -- RIVERSOURCE INTERNATIONAL SMALL CAP FUND -- 2005 ANNUAL REPORT

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $72,700,721 and $68,726,787, respectively, for the year ended Oct. 31, 2005. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                                  YEAR ENDED OCT. 31, 2005
                                                 CLASS A      CLASS B      CLASS C      CLASS I      CLASS Y
-------------------------------------------------------------------------------------------------------------
Sold                                            2,383,480      833,479       40,839    1,082,875        3,501
Issued for reinvested distributions               278,015       96,983        3,804       90,182          497
Redeemed                                       (1,967,154)    (595,379)     (19,548)  (1,360,248)      (3,552)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease)                           694,341      335,083       25,095     (187,191)         446
-------------------------------------------------------------------------------------------------------------
                                                                  YEAR ENDED OCT. 31, 2004
                                                 CLASS A      CLASS B      CLASS C     CLASS I*      CLASS Y
-------------------------------------------------------------------------------------------------------------
Sold                                            3,874,878    1,381,194       63,636    1,738,018        1,547
Issued for reinvested distributions               149,240       54,419        2,423           --          516
Redeemed                                         (714,526)    (330,974)     (14,615)    (392,687)      (1,543)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease)                         3,309,592    1,104,639       51,444    1,345,331          520
-------------------------------------------------------------------------------------------------------------

* Inception date is March 4, 2004.

5. FORWARD FOREIGN CURRENCY CONTRACTS

At Oct. 31, 2005, the Fund has forward foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

                                    CURRENCY TO          CURRENCY TO    UNREALIZED      UNREALIZED
EXCHANGE DATE                      BE DELIVERED          BE RECEIVED   APPRECIATION    DEPRECIATION
---------------------------------------------------------------------------------------------------
Nov. 1, 2005                          5,506,586               47,768      $   461         $    --
                                   Japanese Yen          U.S. Dollar
Nov. 2, 2005                             32,310            3,734,337           --             228
                                    U.S. Dollar         Japanese Yen
Nov. 3, 2005                             55,417               73,803           --             238
                                    U.S. Dollar    Australian Dollar
Nov. 4, 2005                             40,066            4,664,190            5              --
                                    U.S. Dollar         Japanese Yen
Nov. 30, 2005                         2,345,000            1,735,066           --          15,692
                              Australian Dollar          U.S. Dollar
March 17, 2006                        1,405,000              224,011       16,864              --
                             South African Rand          U.S. Dollar
Oct. 31, 2006                         1,073,000              804,750       10,807              --
                              Australian Dollar          U.S. Dollar
---------------------------------------------------------------------------------------------------
Total                                                                     $28,137         $16,158
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
30 -- RIVERSOURCE INTERNATIONAL SMALL CAP FUND -- 2005 ANNUAL REPORT

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 20, 2005. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with The Bank of New York. The Fund had no borrowings outstanding during the year ended Oct. 31, 2005.

--------------------------------------------------------------------------------
31 -- RIVERSOURCE INTERNATIONAL SMALL CAP FUND -- 2005 ANNUAL REPORT

7. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

FISCAL PERIOD ENDED OCT. 31,                                                2005        2004        2003        2002(b)
PER SHARE INCOME AND CAPITAL CHANGES(a)
Net asset value, beginning of period                                      $ 7.90      $ 7.45      $ 5.09      $ 4.92
--------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                                 .03         .02         .02          --
Net gains (losses) (both realized and unrealized)                           1.32         .96        2.34         .17
--------------------------------------------------------------------------------------------------------------------
Total from investment operations                                            1.35         .98        2.36         .17
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                          --        (.03)         --          --
Distributions from realized gains                                           (.44)       (.50)         --          --
--------------------------------------------------------------------------------------------------------------------
Total distributions                                                         (.44)       (.53)         --          --
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $ 8.81      $ 7.90      $ 7.45      $ 5.09
--------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                                   $   66      $   53      $   26      $   11
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                        1.94%       1.94%       1.95%       1.86%(e)
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets            .40%        .34%        .52%      (1.08%)(e)
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                     80%         66%         87%          7%
--------------------------------------------------------------------------------------------------------------------
Total return(f)                                                            17.70%      13.94%      46.37%       3.46%(g)
--------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Oct. 3, 2002 (when shares became publicly available) to Oct. 31, 2002.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class A would have been 1.99%, 2.26%, 3.09% and 10.34% for the periods ended Oct. 31, 2005, 2004, 2003 and 2002, respectively.
(e)  Adjusted to an annual basis.
(f) Total return does not reflect payment of a sales charge. (g) Not annualized.

--------------------------------------------------------------------------------
32 -- RIVERSOURCE INTERNATIONAL SMALL CAP FUND -- 2005 ANNUAL REPORT

CLASS B

FISCAL PERIOD ENDED OCT. 31,                                                2005        2004        2003        2002(b)
PER SHARE INCOME AND CAPITAL CHANGES(a)
Net asset value, beginning of period                                      $ 7.78      $ 7.39      $ 5.08      $ 4.92
--------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                                (.03)       (.01)       (.02)       (.01)
Net gains (losses) (both realized and unrealized)                           1.29         .92        2.33         .17
--------------------------------------------------------------------------------------------------------------------
Total from investment operations                                            1.26         .91        2.31         .16
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                          --        (.02)         --          --
Distributions from realized gains                                           (.44)       (.50)         --          --
--------------------------------------------------------------------------------------------------------------------
Total distributions                                                         (.44)       (.52)         --          --
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $ 8.60      $ 7.78      $ 7.39      $ 5.08
--------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                                   $   17      $   13      $    4      $   --
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                        2.71%       2.71%       2.72%       2.72%(e)
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets           (.33%)      (.38%)      (.45%)     (2.17%)(e)
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                     80%         66%         87%          7%
--------------------------------------------------------------------------------------------------------------------
Total return(f)                                                            16.77%      13.01%      45.47%       3.25%(g)
--------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Oct. 3, 2002 (when shares became publicly available) to Oct. 31, 2002.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 2.75%, 3.04%, 3.86% and 11.11% for the periods ended Oct. 31, 2005, 2004, 2003 and 2002, respectively.
(e)  Adjusted to an annual basis.
(f) Total return does not reflect payment of a sales charge. (g) Not annualized.

--------------------------------------------------------------------------------
33 -- RIVERSOURCE INTERNATIONAL SMALL CAP FUND -- 2005 ANNUAL REPORT

CLASS C

FISCAL PERIOD ENDED OCT. 31,                                                2005        2004        2003        2002(b)
PER SHARE INCOME AND CAPITAL CHANGES(a)
Net asset value, beginning of period                                      $ 7.80      $ 7.39      $ 5.08      $ 4.92
--------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                                (.03)       (.01)       (.02)       (.01)
Net gains (losses) (both realized and unrealized)                           1.29         .93        2.33         .17
--------------------------------------------------------------------------------------------------------------------
Total from investment operations                                            1.26         .92        2.31         .16
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                          --        (.01)         --          --
Distributions from realized gains                                           (.44)       (.50)         --          --
--------------------------------------------------------------------------------------------------------------------
Total distributions                                                         (.44)       (.51)         --          --
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $ 8.62      $ 7.80      $ 7.39      $ 5.08
--------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                                   $    1      $    1      $   --      $   --
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                        2.71%       2.71%       2.72%       2.72%(e)
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets           (.34%)      (.34%)      (.01%)     (2.02%)(e)
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                     80%         66%         87%          7%
--------------------------------------------------------------------------------------------------------------------
Total return(f)                                                            16.73%      13.09%      45.47%       3.25%(g)
--------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Oct. 3, 2002 (when shares became publicly available) to Oct. 31, 2002.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class C would have been 2.77%, 3.05%, 3.86% and 11.11% for the periods ended Oct. 31, 2005, 2004, 2003 and 2002, respectively.
(e)  Adjusted to an annual basis.
(f) Total return does not reflect payment of a sales charge. (g) Not annualized.

--------------------------------------------------------------------------------
34 -- RIVERSOURCE INTERNATIONAL SMALL CAP FUND -- 2005 ANNUAL REPORT

CLASS I

FISCAL PERIOD ENDED OCT. 31,                                                2005        2004(b)
PER SHARE INCOME AND CAPITAL CHANGES(a)
Net asset value, beginning of period                                      $ 7.94       $7.86
--------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                                 .07         .02
Net gains (losses) (both realized and unrealized)                           1.32         .06
--------------------------------------------------------------------------------------------
Total from investment operations                                            1.39         .08
--------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                                           (.44)         --
--------------------------------------------------------------------------------------------
Net asset value, end of period                                            $ 8.89       $7.94
--------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                                   $   10       $  11
--------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                        1.48%       1.55%(e)
--------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets            .89%        .77%(e)
--------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                     80%         66%
--------------------------------------------------------------------------------------------
Total return(f)                                                            18.14%       1.02%(g)
--------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b)) Inception date is March 4, 2004. (c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class I would have been 1.51% and 1.83% for the periods ended Oct. 31, 2005 and 2004, respectively.
(e)  Adjusted to an annual basis.
(f) Total return does not reflect payment of a sales charge. (g) Not annualized.

--------------------------------------------------------------------------------
35 -- RIVERSOURCE INTERNATIONAL SMALL CAP FUND -- 2005 ANNUAL REPORT

CLASS Y

FISCAL PERIOD ENDED OCT. 31,                                                2005        2004        2003        2002(b)
PER SHARE INCOME AND CAPITAL CHANGES(a)
Net asset value, beginning of period                                      $ 7.93      $ 7.47      $ 5.09       $4.92
--------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                                 .04         .03         .03          --
Net gains (losses) (both realized and unrealized)                           1.32         .97        2.35         .17
--------------------------------------------------------------------------------------------------------------------
Total from investment operations                                            1.36        1.00        2.38         .17
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                          --        (.04)         --          --
Distributions from realized gains                                           (.44)       (.50)         --          --
--------------------------------------------------------------------------------------------------------------------
Total distributions                                                         (.44)       (.54)         --          --
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $ 8.85      $ 7.93      $ 7.47       $5.09
--------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                                   $   --      $   --      $   --       $  --
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                        1.77%       1.78%       1.78%       1.73%(e)
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets            .58%        .45%        .70%       (.93%)(e)
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                     80%         66%         87%          7%
--------------------------------------------------------------------------------------------------------------------
Total return(f)                                                            17.77%      14.15%      46.76%       3.46%(g)
--------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Oct. 3, 2002 (when shares became publicly available) to Oct. 31, 2002.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class Y would have been 1.81%, 2.08%, 2.92% and 10.17% for the periods ended Oct. 31, 2005, 2004, 2003 and 2002, respectively.
(e)  Adjusted to an annual basis.
(f) Total return does not reflect payment of a sales charge. (g) Not annualized.

--------------------------------------------------------------------------------
36 -- RIVERSOURCE INTERNATIONAL SMALL CAP FUND -- 2005 ANNUAL REPORT

REPORT OF INDEPENDENT
                                               REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD AND SHAREHOLDERS
AXP PARTNERS INTERNATIONAL SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of RiverSource International Small Cap Fund (a series of AXP Partners International Series, Inc.) as of October 31, 2005, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended October 31, 2005, and the financial highlights for each of the years in the three-year period ended October 31, 2005, and for the period from October 3, 2002 (when shares became publicly available) to October 31, 2002. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource International Small Cap Fund as of October 31, 2005, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.


KPMG LLP
Minneapolis, Minnesota
December 20, 2005

--------------------------------------------------------------------------------
37 -- RIVERSOURCE INTERNATIONAL SMALL CAP FUND -- 2005 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

RIVERSOURCE INTERNATIONAL SMALL CAP FUND
FISCAL YEAR ENDED OCT. 31, 2005

CLASS A

INCOME DISTRIBUTIONS -- TAXABLE AS DIVIDEND INCOME:

   Qualified Dividend Income for individuals                               36.78%
   Dividends Received Deduction for corporations                            0.00%

PAYABLE DATE                                                           PER SHARE
Dec. 20, 2004                                                           $0.31657

CAPITAL GAIN DISTRIBUTIONS -- TAXABLE AS LONG-TERM CAPITAL GAIN.

PAYABLE DATE                                                           PER SHARE
Dec. 20, 2004                                                           $0.12650
TOTAL DISTRIBUTIONS                                                     $0.44307

CLASS B

INCOME DISTRIBUTIONS -- TAXABLE AS DIVIDEND INCOME:

   Qualified Dividend Income for individuals                               36.78%
   Dividends Received Deduction for corporations                            0.00%

PAYABLE DATE                                                           PER SHARE
Dec. 20, 2004                                                           $0.31657

CAPITAL GAIN DISTRIBUTIONS -- TAXABLE AS LONG-TERM CAPITAL GAIN.

PAYABLE DATE                                                           PER SHARE
Dec. 20, 2004                                                           $0.12650
TOTAL DISTRIBUTIONS                                                     $0.44307

--------------------------------------------------------------------------------
38 -- RIVERSOURCE INTERNATIONAL SMALL CAP FUND -- 2005 ANNUAL REPORT

CLASS C

INCOME DISTRIBUTIONS -- TAXABLE AS DIVIDEND INCOME:

   Qualified Dividend Income for individuals                               36.78%
   Dividends Received Deduction for corporations                            0.00%

PAYABLE DATE                                                           PER SHARE
Dec. 20, 2004                                                           $0.31657

CAPITAL GAIN DISTRIBUTIONS -- TAXABLE AS LONG-TERM CAPITAL GAIN.

PAYABLE DATE                                                           PER SHARE
Dec. 20, 2004                                                           $0.12650
TOTAL DISTRIBUTIONS                                                     $0.44307

CLASS I

INCOME DISTRIBUTIONS -- TAXABLE AS DIVIDEND INCOME:

   Qualified Dividend Income for individuals                               36.78%
   Dividends Received Deduction for corporations                            0.00%

PAYABLE DATE                                                           PER SHARE
Dec. 20, 2004                                                           $0.31657

CAPITAL GAIN DISTRIBUTIONS -- TAXABLE AS LONG-TERM CAPITAL GAIN.

PAYABLE DATE                                                           PER SHARE
Dec. 20, 2004                                                           $0.12650
TOTAL DISTRIBUTIONS                                                     $0.44307

CLASS Y

INCOME DISTRIBUTIONS -- TAXABLE AS DIVIDEND INCOME:

   Qualified Dividend Income for individuals                               36.78%
   Dividends Received Deduction for corporations                            0.00%

PAYABLE DATE                                                           PER SHARE
Dec. 20, 2004                                                           $0.31657

CAPITAL GAIN DISTRIBUTIONS -- TAXABLE AS LONG-TERM CAPITAL GAIN.

PAYABLE DATE                                                           PER SHARE
Dec. 20, 2004                                                           $0.12650
TOTAL DISTRIBUTIONS                                                     $0.44307

--------------------------------------------------------------------------------
39 -- RIVERSOURCE INTERNATIONAL SMALL CAP FUND -- 2005 ANNUAL REPORT

FUND EXPENSES EXAMPLE
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Oct. 31, 2005.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
40 -- RIVERSOURCE INTERNATIONAL SMALL CAP FUND -- 2005 ANNUAL REPORT

                                                 BEGINNING         ENDING         EXPENSES
                                               ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING      ANNUALIZED
                                                MAY 1, 2005    OCT. 31, 2005   THE PERIOD(a)   EXPENSE RATIO
Class A
  Actual(b)                                        $1,000        $1,081.00       $10.13(c)         1.92%
  Hypothetical (5% return before expenses)         $1,000        $1,015.61       $ 9.81(c)         1.92%

Class B
  Actual(b)                                        $1,000        $1,076.30       $14.15(c)         2.69%
  Hypothetical (5% return before expenses)         $1,000        $1,011.71       $13.71(c)         2.69%

Class C
  Actual(b)                                        $1,000        $1,076.20       $14.21(c)         2.70%
  Hypothetical (5% return before expenses)         $1,000        $1,011.66       $13.76(c)         2.70%

Class I
  Actual(b)                                        $1,000        $1,082.80       $ 7.65(c)         1.45%
  Hypothetical (5% return before expenses)         $1,000        $1,017.99       $ 7.42(c)         1.45%

Class Y
  Actual(b)                                        $1,000        $1,081.90       $ 9.29(c)         1.76%
  Hypothetical (5% return before expenses)         $1,000        $1,016.42       $ 8.99(c)         1.76%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended Oct. 31, 2005: +8.10% for Class A, +7.63% for Class B, +7.62% for Class C, +8.28% for Class I and +8.19% for Class Y.
(c) Effective Oct. 1, 2005, the Fund's Board of Directors approved a change to the fee schedule under the Administrative Services Agreement between Ameriprise Financial and the Fund. The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Oct. 31, 2006, unless sooner terminated at the discretion of the Board. Under this expense cap/fee waiver agreement, net expenses before giving effect to any performance incentive adjustment, will not exceed 1.92% for Class A; 2.69% for Class B; 2.70% for Class C; 1.57% for Class I; and 1.75% for Class Y. If the revised fee schedule under the Administrative Services Agreement and the cap/fee waiver agreement had been in place for the entire six-month period ended Oct. 31, 2005, the actual expenses paid would have been $9.60 for Class A, $13.63 for Class B, $13.68 for Class C and $8.71 for Class Y; the hypothetical expenses paid would have been $9.30 for Class A, $13.21 for Class B, $13.26 for Class C and $8.43 for Class Y. The actual and hypothetical expenses paid for Class I would have been the same as those presented in the table above.

--------------------------------------------------------------------------------
41 -- RIVERSOURCE INTERNATIONAL SMALL CAP FUND -- 2005 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 5 Master Trust portfolios and 90 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                                POSITION HELD
ADDRESS,                             WITH FUND AND       PRINCIPAL OCCUPATION        OTHER
AGE                                  LENGTH OF SERVICE   DURING PAST FIVE YEARS      DIRECTORSHIPS
----------------------------------------------------------------------------------------------------------------
Arne H. Carlson                      Board member        Chair, Board Services
901 S. Marquette Ave.                since 1999          Corporation (provides
Minneapolis, MN 55402                                    administrative services
Age 71                                                   to boards); former
                                                         Governor of Minnesota
----------------------------------------------------------------------------------------------------------------
Philip J. Carroll, Jr.*              Board member        Retired Chairman and        Scottish Power PLC, Vulcan
901 S. Marquette Ave.                since 2002          CEO, Fluor Corporation      Materials Company, Inc.
Minneapolis, MN 55402                                    (engineering and            (construction
Age 67                                                   construction)               materials/chemicals)
----------------------------------------------------------------------------------------------------------------
Patricia M. Flynn                    Board member        Trustee Professor of
901 S. Marquette Ave.                since 2004          Economics and
Minneapolis, MN 55402                                    Management, Bentley
Age 54                                                   College; former Dean,
                                                         McCallum Graduate School
                                                         of Business, Bentley
                                                         College
----------------------------------------------------------------------------------------------------------------
Anne P. Jones                        Board member        Attorney and Consultant
901 S. Marquette Ave.                since 1985
Minneapolis, MN 55402
Age 70
----------------------------------------------------------------------------------------------------------------
Jeffrey Laikind                      Board member        Former Managing             American Progressive
901 S. Marquette Ave.                since 2005          Director, Shikiar Asset     Insurance
Minneapolis, MN 55402                                    Management
Age 70
----------------------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.                Board member        President Emeritus and      Valmont Industries, Inc.
901 S. Marquette Ave.                since 2002          Professor of Economics,     (manufactures irrigation
Minneapolis, MN 55402                                    Carleton College            systems)
Age 65
----------------------------------------------------------------------------------------------------------------

* Phillip J. Carroll, Jr. retired as a member of the Board, effective Nov. 10, 2005.

--------------------------------------------------------------------------------
42 -- RIVERSOURCE INTERNATIONAL SMALL CAP FUND -- 2005 ANNUAL REPORT

NAME,                                POSITION HELD
ADDRESS,                             WITH FUND AND       PRINCIPAL OCCUPATION        OTHER
AGE                                  LENGTH OF SERVICE   DURING PAST FIVE YEARS      DIRECTORSHIPS
----------------------------------------------------------------------------------------------------------------
Catherine James Paglia               Board member        Director, Enterprise        Strategic Distribution,
901 S. Marquette Ave.                since 2004          Asset Management, Inc.      Inc. (transportation,
Minneapolis, MN 55402                                    (private real estate and    distribution and
Age 53                                                   asset management company)   logistics consultants)
----------------------------------------------------------------------------------------------------------------
Alan K. Simpson                      Board member        Former three-term United
1201 Sunshine Ave.                   since 1997          States Senator for
Cody, WY 82414                                           Wyoming
Age 74
----------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby                 Board member        Chief Executive Officer,    Hybridon, Inc.
901 S. Marquette Ave.                since 2002          RiboNovix, Inc. since       (biotechnology), American
Minneapolis, MN 55402                                    2003 (biotechnology);       Healthways, Inc. (health
Age 61                                                   former President,           management programs)
                                                         Forester Biotech
----------------------------------------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH AMERIPRISE FINANCIAL, INC. (FORMERLY AEFC)**

NAME,                                POSITION HELD
ADDRESS,                             WITH FUND AND       PRINCIPAL OCCUPATION        OTHER
AGE                                  LENGTH OF SERVICE   DURING PAST FIVE YEARS      DIRECTORSHIPS
----------------------------------------------------------------------------------------------------------------
William F. Truscott                  Board member        President - U.S. Asset
53600 Ameriprise Financial Center    since 2001,         Management and Chief
Minneapolis, MN 55474                Vice President      Investment Officer,
Age 45                               since 2002          Ameriprise Financial,
                                                         Inc. and President,
                                                         Chairman of the Board
                                                         and Chief Investment
                                                         Officer, RiverSource
                                                         Investments, LLC since
                                                         2005; Senior Vice
                                                         President - Chief
                                                         Investment Officer,
                                                         Ameriprise Financial,
                                                         Inc. and Chairman of
                                                         the Board and Chief
                                                         Investment Officer,
                                                         RiverSource
                                                         Investments, LLC,
                                                         2001-2005; former Chief
                                                         Investment Officer and
                                                         Managing Director,
                                                         Zurich Scudder
                                                         Investments
----------------------------------------------------------------------------------------------------------------

** Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

--------------------------------------------------------------------------------
43 -- RIVERSOURCE INTERNATIONAL SMALL CAP FUND -- 2005 ANNUAL REPORT

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS

NAME,                                POSITION HELD
ADDRESS,                             WITH FUND AND       PRINCIPAL OCCUPATION        OTHER
AGE                                  LENGTH OF SERVICE   DURING PAST FIVE YEARS      DIRECTORSHIPS
----------------------------------------------------------------------------------------------------------------
Jeffrey P. Fox                       Treasurer           Vice President -
105 Ameriprise Financial Center      since 2002          Investment Accounting,
Minneapolis, MN 55474                                    Ameriprise Financial,
Age 50                                                   Inc., since 2002; Vice
                                                         President - Finance,
                                                         American Express
                                                         Company, 2000-2002;
                                                         Vice President -
                                                         Corporate Controller,
                                                         Ameriprise Financial,
                                                         Inc., 1996-2000
----------------------------------------------------------------------------------------------------------------
Paula R. Meyer                       President           Senior Vice President -
596 Ameriprise Financial Center      since 2002          Mutual Funds, Ameriprise
Minneapolis, MN 55474                                    Financial, Inc., since
Age 51                                                   2002 and Senior Vice
                                                         President, RiverSource
                                                         Investments, LLC since
                                                         2004; Vice President
                                                         and Managing Director -
                                                         American Express Funds,
                                                         Ameriprise Financial,
                                                         Inc., 2000-2002; Vice
                                                         President, Ameriprise
                                                         Financial, Inc.,
                                                         1998-2000
----------------------------------------------------------------------------------------------------------------
Leslie L. Ogg                        Vice President,     President of Board
901 S. Marquette Ave.                General Counsel,    Services Corporation
Minneapolis, MN 55402                and Secretary
Age 67                               since 1978
----------------------------------------------------------------------------------------------------------------
Beth E. Weimer                       Chief Compliance    Vice President and Chief
172 Ameriprise Financial Center      Officer since 2004  Compliance Officer,
Minneapolis, MN 55474                                    Ameriprise Financial,
Age 52                                                   Inc., since 2001 and
                                                         Chief Compliance Officer,
                                                         RiverSource Investments,
                                                         LLC since 2005; Vice
                                                         President and Chief
                                                         Compliance Officer -
                                                         Asset Management and
                                                         Insurance, Ameriprise
                                                         Financial Services, Inc.,
                                                         since 2001; Partner,
                                                         Arthur Andersen
                                                         Regulatory Risk Services,
                                                         1998-2001
----------------------------------------------------------------------------------------------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

--------------------------------------------------------------------------------
44 -- RIVERSOURCE INTERNATIONAL SMALL CAP FUND -- 2005 ANNUAL REPORT

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

RiverSource Investments, LLC (RiverSource), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial, formerly American Express Financial Corporation), serves as the investment manager to the Fund. Under an investment management services agreement (the IMS Agreement), the investment manager provides investment advice and other services to the Fund. Throughout the year, the Fund's Board of Directors (the Board) and the Board's Investment Review and Contracts Committees monitor these services.

Ameriprise Financial had served as investment manager to the Fund until Sept. 29, 2005. On that date, and pursuant to the consent of the Board, Ameriprise Financial transferred its rights, title, and interest and its burdens and obligations under the IMS Agreement to RiverSource, its wholly-owned subsidiary.

Each year, the Board determines whether to continue the IMS Agreement by evaluating the quality and level of services received and the costs associated with those services. To assist the Board in making this determination, the investment manager prepares detailed reports for the Board and its Contracts Committee in March and April and provides data prepared by independent organizations. The Board gives considerable weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the IMS Agreement.

BACKGROUND

This past year, prior to the Board's annual review process, on Feb. 1, 2005, American Express Company, the former parent of Ameriprise Financial, announced its intention to pursue a spin-off of Ameriprise Financial by distributing shares of the common stock of Ameriprise Financial to shareholders of American Express Company. Following this announcement, the Board determined to proceed with its annual review process and, after thorough review of the reports and data provided, at a meeting held in person on April 14, 2005, the Board, including all of its independent members, determined that the quality and level of advisory services provided pursuant to the IMS Agreement were satisfactory and that fees were fair and reasonable. However, in light of the announced plans of the spin-off, the Board approved continuation of the IMS Agreement with Ameriprise Financial for only an interim period ending on the later of (i) the effective date of the spin-off; or (ii) the approval of a new IMS Agreement with Ameriprise Financial (or its subsidiary) by the shareholders of the Fund, but in no event for a period longer than one year.

During the course of the six-month period following the April 2005 meeting, the Board evaluated whether to approve new investment management services agreements for each of the funds within the Ameriprise Financial fund complex (together, the Funds) with post-spin Ameriprise Financial (or RiverSource). Independent counsel, Schulte Roth & Zabel LLP (Schulte), assisted the Boards in fulfilling their statutory and other responsibilities associated with the spin-off and the resulting consideration of new contracts, including the new IMS Agreement. The Board and its committees were provided with a wealth of written and oral information in this regard. Furthermore, in connection with the Board's considerations as to whether post-spin Ameriprise Financial, as an entity independent from American Express Company, would be capable of continuing to provide a high quality of services to the Funds,

--------------------------------------------------------------------------------
45 -- RIVERSOURCE INTERNATIONAL SMALL CAP FUND -- 2005 ANNUAL REPORT the Board's independent members retained their own financial adviser, Credit Suisse First Boston LLC (CSFB), to assist them in analyzing the capital adequacy of post-spin Ameriprise Financial. (The costs of independent counsel and CSFB and of additional meetings of the Boards were borne by Ameriprise Financial as part of the commitment of the American Express Company to ensure a complete and thorough review of the proposed spin-off and its effect on the services provided by Ameriprise Financial and its subsidiaries.) At a meeting of the Board held on Sept. 8, 2005, the Board, including all of its independent members, approved, and recommended that shareholders approve, a proposed new IMS Agreement with RiverSource (the New IMS Agreement). A meeting of the Fund's shareholders is expected to be held on Feb. 15, 2006 to consider approval of the New IMS Agreement. If approved, the New IMS Agreement would take effect shortly after the shareholder meeting. The following section, "Board Considerations Related to the New IMS Agreement," provides a detailed discussion of the Board's considerations and determinations respecting the New IMS Agreement.

BOARD CONSIDERATIONS RELATED TO THE NEW IMS AGREEMENT

In carrying out its legal responsibilities associated with the consideration of the New IMS Agreement, the Board evaluated the following factors:

NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY POST-SPIN AMERIPRISE FINANCIAL (AND ITS SUBSIDIARIES)

The Board recognized that only a few months had passed since its April 2005 conclusion that the nature, extent and quality of services provided by Ameriprise Financial were satisfactory and consistent with those that would be expected for a fund family of the size of the Funds and its determination to renew the IMS Agreement for the interim period. However, the Board also recognized the need to supplement this assessment with an evaluation of whether the spin-off or other factors would result in changes to the advisory services being provided under the current IMS Agreement.

The Board focused its evaluation on the following factors potentially impacting the nature, extent and quality of advisory services to be provided by Ameriprise
Financial: (i) Ameriprise Financial's projected capital structure and capital adequacy as a stand-alone entity; (ii) its legal and regulatory risks; (iii) its ability to retain and attract personnel; and (iv) its ability to successfully re-brand its products and services. Based on extensive presentations and reports by Ameriprise Financial, CSFB and Schulte, the Board concluded that the proposed capital structure (which includes certain indemnification commitments made by American Express Company) should enable RiverSource to continue to provide a high quality and level of advisory services to the Fund. In making this determination, the Board took into account representations by management of Ameriprise Financial that projected capital levels would allow Ameriprise Financial and RiverSource to meet legal and compliance responsibilities, build their distribution network, pursue technological upgrades, make capital commitments necessary to retain and attract key personnel devoted to legal and compliance responsibilities, portfolio management and distribution, and pursue smaller asset management acquisitions to help grow the asset management business. The Board accorded significant weight to CSFB's confirmation as to the reasonableness of the proposed capital structure. The Board also considered the fact that there were no expected departures of key personnel involved in the portfolio management, operations and marketing of the Funds as a result of the announcement of the spin-off.

--------------------------------------------------------------------------------
46 -- RIVERSOURCE INTERNATIONAL SMALL CAP FUND -- 2005 ANNUAL REPORT

The Board concluded that, based on all of the materials and information provided, post-spin Ameriprise Financial (including RiverSource) would be in a position to continue to provide a high quality and level of advisory services to the Fund.

INVESTMENT PERFORMANCE

The Board next focused on investment performance. The Board reviewed reports documenting the Fund's performance over one-, three- and/or five-year periods, as well as the entire period during which its current portfolio manager has managed the Fund, and compared to relevant Lipper and market indices. The Board took into account its determination in April 2005 investment performance had not met expectations but performance was appropriate in light of management style and market conditions.

The Board also considered that it had been receiving monthly performance reports for the Fund and that there had been no significant deviations from April's overall performance data.

COST OF SERVICES PROVIDED

The Board evaluated comparative fees and the costs of services under the current IMS Agreement and the New IMS Agreement, including fees charged by Ameriprise Financial (including RiverSource and other subsidiaries) to institutional clients as well as those paid to subadvisers. The Board studied RiverSource's effort (i.e., its "pricing philosophy") to set substantially all Funds' total expense ratios at or below the median expense ratio of comparable mutual funds (as compiled by Lipper). The Board observed that the proposed advisory fee changes are designed to work in tandem with proposed changes to administrative services fees. It also noted that RiverSource has agreed to voluntarily impose expense caps or waivers to achieve this pricing objective whenever the expense ratio exceeded the median expense ratio by more than three basis points (unless the higher ratio was due to the impact of the performance fee adjustment or was due to the added costs associated with having subadvisers manage the Fund). The Board considered that advisory fees under the New IMS Agreement would stay the same. The Board also took into account the effect of the proposed performance incentive adjustment on the advisory fee. In this regard, the Board recalled its past determinations regarding the appropriateness of (i) the use of the relevant index for the performance comparison; (ii) the methodology for determining when the Board may change an index used to calculate the performance incentive adjustment; (iii) the periods used for averaging the Fund's assets and computing investment performance; and (iv) the length of the period over which performance is computed. Furthermore, the Board considered that there was limited opportunity for the Fund to achieve large-scale growth and thus provide RiverSource with potential economies of scale.

The Board next considered the expected profitability to Ameriprise Financial and RiverSource derived from their relationship with the Fund, recalling the April 2005 determination that the profitability level was appropriate. The Board noted that projected profitability of Ameriprise Financial would allow it to operate effectively and, at the same time, reinvest in RiverSource and its other asset management businesses. The Board also considered that the proposed changes in advisory fees and the mergers of certain other Funds would result in revenue gains to Ameriprise Financial, but that these increases would not materially alter profit margins due to expected increases in costs associated with the spin-off, particularly re-branding and separation. CSFB also reported that Ameriprise Financial's projected level of return on equity was generally reasonable in light of the returns on equity of

--------------------------------------------------------------------------------
47 -- RIVERSOURCE INTERNATIONAL SMALL CAP FUND -- 2005 ANNUAL REPORT its industry competitors. In evaluating profitability, the Board also considered the benefits Ameriprise Financial obtains through the use of commission dollars paid on portfolio transactions for the Fund and from other business relationships that result from managing the Fund. The Board also considered the fees charged by Ameriprise Financial (and its subsidiaries) to institutional clients as well as the fees paid to, and charged by, subadvisers, noting the differences in services provided in each case. In light of these considerations, the Board concluded that projected profitability levels were appropriate.

ECONOMIES OF SCALE

The Board also considered the "breakpoints" in fees that would be triggered as Fund net asset levels grew and the extent to which shareholders would benefit from such growth. The Board observed that the revised fee schedules under the proposed New IMS Agreement would continue to provide breakpoints similar to those in place pursuant to the current IMS Agreement. Accordingly, the Board concluded that the proposed New IMS Agreement provides adequate opportunity for shareholders to realize benefits as Fund assets grow.

OTHER CONSIDERATIONS

In addition, the Board accorded weight to the fact that, under the New IMS Agreement, RiverSource Investments is held to a higher standard of care than under the current IMS Agreement. The Board also noted Ameriprise Financial's commitment to a culture that adheres to ethical business practice, assigns accountability to senior management and seeks to identify conflicts and propose appropriate action to minimize the risks posed by the conflicts.

Furthermore, the Board recognized that it was not limited to considering management's proposed New IMS Agreement. In this regard, the Board evaluated the circumstances under which it would consider the retention of an investment adviser different from RiverSource Investments. The Board concluded, based on its consultation with independent counsel, that pursuing the retention of a different adviser was not necessary, primarily because, in its best judgment, Ameriprise Financial continues to be basically the same organization (from a functional and managerial standpoint) as it was prior to the spin-off. The Board reasoned that shareholders purchased shares of the Fund with an expectation that the current investment advisory organization would be servicing the Fund.

--------------------------------------------------------------------------------
48 -- RIVERSOURCE INTERNATIONAL SMALL CAP FUND -- 2005 ANNUAL REPORT

PROXY VOTING

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website www.riversource.com/funds; or by searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283; by looking at the website www.riversource.com/funds; or by searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------
49 -- RIVERSOURCE INTERNATIONAL SMALL CAP FUND -- 2005 ANNUAL REPORT

[RIVERSOURCE(SM) INVESTMENTS LOGO]


RIVERSOURCE INVESTMENTS
200 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. RiverSource Funds are managed by RiverSource Investments, LLC and distributed by Ameriprise Financial Services, Inc., Member NASD.

Both companies are part of Ameriprise Financial, Inc.

                                                                S-6258 G (12/05)

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

         (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

         (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Livio D. DeSimone and Anne P. Jones, each qualify as audit committee financial experts.

Item 4.  Principal Accountant Fees and Services

Fund - Related Fees*

(a) Audit Fees. The fees paid for the years ended Oct. 31, to KPMG LLP for professional services rendered for the audits of the annual financial statements for AXP Partners International Series, Inc. were as follows:

                        2005 - $79,300;                       2004 - $71,832

(b) Audit - Related Fees. The fees paid for the years ended Oct. 31, to KPMG LLP for additional professional services rendered in connection with the registrant's security count pursuant to Rule 17f-2 for AXP Partners International Series, Inc. were as follows:

                        2005 - $392;                          2004 - $221

(c) Tax Fees. The fees paid for the years ended Oct. 31, to KPMG LLP for tax compliance related services for AXP Partners International Series, Inc. were as follows:

                        2005 - $10,258;                       2004 - $10,336

(d) All Other Fees. The fees paid for the years ended Oct. 31, to KPMG LLP for additional professional services rendered for AXP Partners International Series, Inc. were as follows:

                        2005 - $1,470;                        2004 - None


(e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by KPMG LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2005 and 2004 were pre-approved by the audit committee.

(f)      Not applicable.

(g) Non-Audit Fees. The fees paid for the years ended Oct. 31, by the registrant for non-audit services to KPMG LLP were as follows:

                        2005 - $98,728;                       2004 - $137,236

         The fees paid for the years ended Oct. 31, to KPMG LLP by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                        2005 - $87,000;                       2004 - $126,900

(h) 100% of the services performed for item (g) above during 2005 and 2004 were pre-approved by the audit committee.


*2004 represents bills paid 11/1/03 - 10/31/04
 2005 represents bills paid 11/1/04 - 10/31/05

Item 5.  Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of matters to a vote of security holders. Not applicable.

Item 11. Controls and Procedures.

         (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

         (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

         (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

         (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
         Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

         (a)(3) Not applicable.

         (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  AXP PARTNERS INTERNATIONAL SERIES, INC.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          January 3, 2006

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          January 3, 2006




By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          January 3, 2006